                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   Certified Shareholder Report of Registered Management Investment Companies

                                    811-5514

                      (Investment Company Act File Number)

                              Vision Group of Funds
         _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           C. Grant Anderson, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 4/30/03

               Date of Reporting Period: Fiscal year ended 4/30/03

Item 1.     Reports to Stockholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VISION GROUP OF FUNDS

Annual Report to  Shareholders

April 30, 2003

VISION

International Equity Fund

Over the year ended April 30, 2003, the fund’s Class A Shares returned (14.84)%, or (19.51)% adjusted for the fund’s sales charge, and the fund’s Class B Shares returned (15.56)%, or (19.76)% adjusted for the fund’s contingent deferred sales charge,1 while the fund’s benchmark, the Morgan Stanley Capital International Europe Australasia Far East Free Index2 returned (16.23)%. The fund’s relative outperformance was driven by good stock and sector decisions, we believe reflecting the benefits of a global research platform that provided the opportunity to take advantage of the volatile markets that characterized the period.

During the review period, the fund remained balanced between economic recovery sensitive and defensive positions. On an industry level, we maintained overweights to Healthcare and Consumer Discretionary. Within Healthcare, we found attractive valuations in the pharmaceutical sector, and made increases to core holdings—including Sanofi, Aventis and Altana. At period end, this position was one of the fund’s largest overweights. Within Consumer Discretionary, we had overweights in consumer durables and media companies, which benefited fund performance. Some of our holdings here included Fuji Photo, as well as Dutch media stocks Reed Elsevier and VNU.3

We generated a modest overweight in Energy as the period progressed, because we felt energy prices were likely to stabilize and decline with the clearing of some of the geopolitical turmoil impacting the markets. As the review year was drawing to a close, this position was contributing strongly to fund performance.

In contrast, Consumer Staples was the largest underweight in the portfolio. We believed valuations in this industry were stretched as investors sought out defensive positions. We also maintained an underweight to Telecommunications Services, although we did continue to focus on companies within this industry that we felt had strong market positions and acceptable debt loads, including Telenor and British Telecom.

1	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2	The MSCI EAFE Free Index is an unmanaged index representing 20 developed and foreign stock markets. Investments cannot be made in an index.

The graph below illustrates the hypothetical investment of $10,000* in the VISION International Equity Fund, Class A Shares (the “Fund”) from February 9, 1999 (start of performance) to April 30, 2003, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (MCSI-EAFE).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (2/9/99)
(19.51)%	(5.02)%

Growth of a $10,000 Investment in VISION International Equity Fund — Class A Shares†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION International Equity Fund is the successor to the Governor International Equity Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

Other significant industry underweights included Information Technology and Financial Services. We believed few stocks in Financial Services offered favorable valuations, especially in diversified financials and real estate. However, we did add to our UK bank exposure in the second half of the year. These holdings included Royal Bank of Scotland and Barclays. Alternately, we took profits in HSBC, which moved it to a significantly underweight position.

Geographically, we maintained underweight positions in Japan and Germany. The economic prospects for Japan remained poor over the year, as much-needed attempts to implement broad-based reforms failed to materialize. In Germany, we felt that a lack of interest relating to the reform of the pension system and labor laws would likely hurt future productivity, and eventually induce German companies to shift their expansion plans elsewhere.

Conversely, we overweighted Europe and the UK, since valuations there seemed more attractive. We felt economic data suggested the recovery in the UK was following a path that was very similar to that experienced in past recoveries, with the notable difference that consumer spending was much more robust. This, in turn, cushioned a decline in corporate capital spending.

3	International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

The graph below illustrates the hypothetical investment of $10,000* in the VISION International Equity Fund, Class B Shares (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2003, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (MCSI-EAFE).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (1/10/01)
(19.76)%	(13.18)%

Growth of a $10,000 Investment in VISION International Equity Fund — Class B Shares

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

Small Cap Stock Fund

For the year ended April 30, 2003, VISION Small Cap Stock Fund’s Class A Shares’ total return was (14.66)%, or (19.36)% adjusted for the fund’s sales charge and the Class B Shares total return was (15.46)%, or (18.72)% adjusted for the fund’s contingent deferred sales charge,1 versus (20.75)% for the Russell 2000 Index.2 Allocation between value and growth securities added to the total performance at net asset value of the Class A Shares as it outperformed its benchmark by 6.09% for the year ending April 30, 2003.

The value portion of the fund, managed by LSV Asset Management, generated a return of (14.50)% as compared to its performance index (Russell 2000 Value Index)3 of (18.80)% or an outperformance of 4.30%. LSV’s portion of the fund benefited from selection of better-performing companies within industries, with names such as Flagstar Bancorp, Novastar Financial and OGI Corp. In addition, the Fund’s overall emphasis on lower price per earnings stocks helped it remain more defensive than the overall market for small cap stocks.4

The growth portion of the fund, managed by Mazama Capital Management, returned (12.99)% versus (23.50)% for the Russell 2000 Growth Index5 on an outperformance of 10.5%. Mazama continued to emphasize high-growth, low-expectation areas of the market. The use of biotech and emerging pharmaceutical industries are examples of this strategy. During the year, technology exposure was reduced by taking some profits in Red Hat, Polycom, Pixleworks, and MacroVISION.

The combination of value and growth management styles has held the performance of the VISION Small Cap Stock Fund in a relatively strong position, benefiting from the best of both styles.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2.	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Indexes are unmanaged and investments cannot be made in an index.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Small Cap Stock Fund, Class A Shares (the “Fund”) from July 1, 1994 (start of performance) to April 30, 2003, compared to the Russell 2000 Index (“Russell 2000”).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (7/1/94)
(19.36)%	(0.30)%	8.45%

Growth of a $10,000 Investment in VISION Small Cap Stock Fund — Class A Shares†

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION Small Cap Stock Fund is the successor to the Governor Aggressive Growth Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Aggressive Growth Fund. The quoted performance of VISION Small Cap Stock Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts for periods dating back to 7/1/94 and prior to the Small Cap Stock Fund’s commencement of operations on 2/3/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

3.	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and investments cannot be made in an index.

4.	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

5.	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and investments cannot be made in an index.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Small Cap Stock Fund, Class B Shares (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2003, compared to the Russell 2000 Index (“Russell 2000”).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (1/10/01)
(18.72)%	(4.02)%

Growth of a $10,000 Investment in VISION Small Cap Stock  Fund — Class B Shares

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

Mid Cap Stock Fund

For the year ended April 30, 2003, your portfolio benefited from a diversified strategy that targets inexpensive mid cap stocks with improving fundamentals. During this period, the fund’s Class A Shares returned (17.23)%, or (21.80)% adjusted for the fund’s sales charge and the fund’s Class B Shares returned (18.03)%, or (22.13)% adjusted for the contingent deferred sales charge1, compared to the S&P Mid Cap 400 Index2 return of (17.51)%.

The fund benefited from strong stock selection in the Retail, Financial and Technology sectors, while Health Care detracted from performance. In Retail, AutoZone was one of the top performers. The specialty retailer of automotive parts and accessories has posted consistent earnings growth due to strong merchandising and advertising campaigns and positive external growth factors. Our overweight positions in Family Dollar and Bed Bath & Beyond also added value. Family Dollar outperformed as price-conscious consumers have moved to lower-priced retailers, while Bed Bath & Beyond continues to execute and benefit from a strong housing market.

Smaller, traditional regional banks were a bright spot in Financials, while large companies with exposure to capital markets struggled. Holdings in First Tennessee and SouthTrust, regional banks in the Southeast, fared well due to low interest rates, gains from refinancings and consumer and commercial loan growth. The fund also benefited from our holdings in reinsurance stocks PartnerRe and Everest Re.

In Technology, overweight positions in Yahoo and Lexmark helped performance. Yahoo, one of the survivors of the Internet boom, was added to the portfolio at the beginning of the period. The now profitable company posted better-than-expected earnings due to solid growth in advertising and premium services. Lexmark, a maker of computer printers, has thrived despite a difficult environment amid sluggish sales of PCs. Strong demand for ink cartridges and toner, the highest margin segment of their business, has driven earnings and the stock higher. Our sale of Intuit at the beginning of 2003 as well as holdings in Electronic Arts and BMC Software also added value.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Mid Cap Stock Fund (Class A Shares) (the “Fund”) from November 29, 1993 (start of performance) to April 30, 2003, compared to the Standard & Poor’s Mid Cap 400 Index (S&P 400) and the Russell Mid Cap Index (RMC).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (11/29/93)
(21.80)%	(2.12)%	7.30%

Growth of a $10,000 Investment in VISION Mid Cap Stock  Fund — Class A Shares

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective July 1, 1996, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the RMC have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 400 and the RMC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.

On the negative side, our positions in Health Care adversely affected the fund’s performance. King Pharmaceuticals, an overweight holding in the fund, faced a variety of problems: a government investigation of pricing practices, a failed acquisition of two drugs that led to a lawsuit and potential generic competition for its second largest product, the thyroid disorder drug Levoxyl. Triad Hospital, part of the struggling medical services group, also underperformed. A weak flu season and a weak economy coupled with the passing of the healthcare burden to patients have brought volumes down for the medical services industry.

The fund remains highly diversified with 134 stocks, which we believe possess the right combination of cheapness and improving fundamentals. We continue to seek out inexpensive stocks with accelerating earnings in all economic sectors and sell stocks that have become expensive or have deteriorating fundamentals.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2.	The S&P Mid Cap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. Investments cannot be made in an index.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Mid Cap Stock Fund (Class B Shares) (the “Fund”) from March 15, 2000 (start of performance) to April 30, 2003, compared to the Standard & Poor’s Mid Cap 400 Index (S&P 400) and the Russell Mid Cap Index (RMC).**

Average Annual Total Returns For The Periods Ended April 30, 2003***

1 Year	Start of Performance (3/15/00)
(22.13)%	(3.30)%

Growth of a $10,000 Investment in VISION Mid Cap Stock Fund — Class B Shares

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the RMC have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 400 and the RMC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

Large Cap Growth Fund

The sub-advisor, Montag & Caldwell, focuses on large capitalization companies that have above-average earnings growth rates which are selling at a reasonable valuation in the stock market.

The fund’s Technology, Energy, Consumer Discretionary, and Financial holdings were relatively poor performers when compared against their respective sectors in the benchmarks. The fund had good stock selection within the Consumer Staples and Health Care sectors during the past twelve months; however, this positive performance was unable to completely offset the above negatives.

Sluggish economic activity and uncertainties resulting from unsettled geopolitical concerns saw the equity markets continue to struggle in the first calendar quarter of 2003. The fund’s high-quality holdings performed well in this environment. During late March and April, following the commencement of hostilities in Iraq and better than expected first quarter earnings, U. S. equity markets have rallied. For the most part, lower-quality cyclical stocks have out-performed high-quality holdings, and as a result the fund lagged the benchmark in this period.

Recent portfolio activity has included the establishment of a position in Microsoft in November following settlement of anti-trust litigation with the Department of Justice. We eliminated the fund’s position in Bank of New York in December, as earnings visibility deteriorated due to ongoing credit problems and sluggish security processing and custody volumes. Citigroup was also reduced as the potential for civil lawsuits arising out of the Wall Street research scandal has grown. While any potential awards may not be significant to Citigroup given the size and breadth of their business, we believe the headline risk from these lawsuits will have a depressing effect on their stock price. We reduced our position in Qualcomm late in 2002 and early 2003, taking profits as it exceeded 5% of the portfolio. We reduced the position further due to expectations of a near term slow-down in earnings momentum in the early part of 2003. We have now begun to increase the Qualcomm position again as we believe the earnings momentum will re-accelerate in the coming quarters. More recently, we took profits in eBay as the stock reached a significant premium to our estimation of its fair valuation.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Growth Fund, Class A Shares (the “Fund”) from March 20, 2000 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (S&P 500), the Russell 1000 Index (Russell 1000) and the Standard and Poor’s 500/Barra Growth Index (S&P 500/BG).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (3/20/00)
(20.19)%	(13.70)%

Growth of a $10,000 Investment in VISION Large Cap Growth Fund — Class A Shares

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 and the S&P 500/BG have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500, Russell 1000 and the S&P 500/BG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Growth Fund, Class B Shares (the “Fund”) from April 6, 2000 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (S&P 500), the Russell 1000 Index (Russell 1000) and the Standard and Poor’s 500/Barra Growth Index (S&P 500/BG).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (4/6/00)
(20.55)%	(14.83)%

Growth of a $10,000 Investment in VISION Large Cap Growth Fund — Class B Shares

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 and the S&P 500/BG have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500, Russell 1000 and the S&P 500/BG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

Large Cap Core Fund

The Vision Large Cap Core Fund’s Class A Shares returned (20.08)% based on net asset value (NAV) or (24.51)% adjusted for the fund’s sales charge, and its Class B Shares returned (20.69)% based on NAV, or (24.10)% adjusted for the fund’s contingent deferred sales charge,1 for the twelve months ending April 30, 2003. The (20.08)% total return based on the NAV compares with a (13.31)% total return for the S&P 500 Index2 a commonly referenced unmanaged index of large capitalization stocks. During this same period the Lipper Large Cap Core Fund Average returned (15.19)%.3

For the year ended April 30, 2003, the fund underperformed its benchmark primarily due to issue selection in the Utility and Consumer Staples sectors. Significant positive contributors to performance were Comcast, Symbol Technologies, and Best Buy. Performance was negatively impacted by holdings in El Paso Energy, Xcel Energy, and ICN Pharmaceuticals.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2.	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
3.	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales changes.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Core Fund, Class A Shares (the “Fund”) from January 1, 1995 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (S&P 500).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (1/1/95)
(24.51)%	(6.95)%	6.71%

Growth of a $10,000 Investment in VISION Large Cap Core Fund — Class A Shares†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION Large Cap Core Fund is the successor to the Governor Established Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Established Growth Fund. The quoted performance of the Large Cap Core Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts, for periods dating back to 1/1/95 and prior to the Large Cap Core Fund’s commencement of operations on 12/2/96, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Core Fund, Class B Shares (the “Fund”) from January 18, 2001 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (S&P 500).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (1/18/01)
(24.10)%	(21.49)%

Growth of a $10,000 Investment in VISION Large Cap Core Fund — Class B Shares

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

Large Cap Value Fund

The Vision Large Cap Value Fund’s Class A Shares returned (17.80)% based on net asset value (NAV) or (22.32)% adjusted for the fund’s sales charge, and its Class B Shares returned (18.51)% based on NAV, or (22.59)% adjusted for the contingent deferred sales charge1, for the twelve months ending April 30, 2003. The (17.80)% total return based on the NAV compares with a (14.61)% total return for the S&P/Barra Value Index,2 a commonly referenced unmanaged index of large-capitalization, value-oriented stocks. During this same period the Lipper Large Cap Value Fund Average returned (15.67)%.3

For the year ended April 30, 2003, the fund modestly underperformed its benchmark due to issue selection in the Utility and Health Care sectors. The most significant positive contributors to performance were Countrywide Financial, Concord EFS and Best Buy. Performance was negatively affected by holdings in El Paso Energy, Xcel Energy and ICN Pharmaceuticals.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2.	The S&P/Barra Value Index is a market capitalization- weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.
3.	Lipper figures represent the average of the total returns reported by all of its mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Value Fund, Class A Shares (the “Fund”) from September 26, 1997 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500/Barra Value Index (S&P 500/BV).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (9/26/97)
(22.32)%	(4.78)%	(1.78)%

Growth of a $10,000 Investment in VISION Large Cap Value Fund — Class A Shares

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Large Cap Value Fund, Class B Shares (the “Fund”) from December 10, 1999 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500/Barra Value Index (S&P 500/BV).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (12/10/99)
(22.59)%	(7.10)%

Growth of a $10,000 Investment in VISION Large Cap Value Fund — Class B Shares

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

Managed Allocation Funds

Aggressive Growth Fund

The VISION Managed Allocation Funds have, since their inception, been highly diversified and regularly re-balanced. In an annual period as challenging as the one just completed, this broad diversification and invest-to-target discipline were paramount in importance. The Aggressive Growth Fund, with its current target exposures of 90% equity, 7% fixed income, and 3% money market, came through a challenging investing environment bruised but not broken. Through the twelve-month period ended April 30, 2003 the Fund posted a (14.78%) total return (net asset value basis), or a (19.04)% total return adjusted for the fund’s sales charge and the fund’s Class B Shares posted a total return of (15.62)% (net asset value basis), or (19.80)% adjusted for the fund’s contingent deferred sales charge.1 In late September 2002, the fund saw a minor change in its holdings whereby its exposure to the U.S. Government Securities Fund was reduced by one percent with an accompanying one percent increase in its Large Cap Core Fund exposure. This move was made in order to take advantage of depressed prices in the U.S. equity markets.

Moderate Growth Fund

The VISION Managed Allocation Funds have, since their inception, been highly diversified and regularly re-balanced. In an annual period as challenging as the one just completed, this broad diversification and invest-to-target discipline were paramount in importance. The Moderate Growth Fund, with its current target exposures of 60% equity, 34% fixed income, and 6% money market, weathered the market storms through the twelve-month period ended April 30, 2003. For the twelve months ended April 30, 2003, the fund posted a (7.89%) total return (net asset value basis), or a (12.06)% total return adjusted for the fund’s sales charge and the fund’s Class B Shares posted a total return of (8.91)% (net asset value basis), or (13.43)% adjusted for the fund’s contingent deferred sales charge.1 In late September 2002, the fund saw a minor change in its holdings whereby its exposure to the U.S. Government Securities Fund was reduced by one percent with an accompanying one percent increase in its Large Cap Core Fund exposure. This move was made in order to take advantage of depressed prices in the U.S. equity markets.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund—Aggressive Growth, Class A Shares (the “Fund”) from February 18, 1999 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (2/18/99)
(19.04)%	(4.56)%

Growth of a $10,000 Investment in VISION Managed Allocation Fund — Aggressive Growth — Class A Shares†

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.00%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION Managed Allocation Fund—Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

Conservative Growth Fund

The VISION Managed Allocation Funds have, since their inception, been highly diversified and regularly re-balanced. In an annual period as challenging as the one just completed, this broad diversification and invest-to-target discipline were paramount in importance. The Conservative Growth Fund, with its current target exposures of 66% fixed income, 9% money market, and 25% equity, managed to keep its head above water through the twelve-month period ended April 30, 2003. For the twelve months ended April 30, 2003, the fund’s Class A Shares, posted a 0.03% total return (net asset value basis), or a (4.01)% total return adjusted for the fund’s sales charge and the fund’s Class B Shares posted a (1.02)%, total return (net asset value basis), or (5.88)% adjusted for the fund’s contingent deferred sales charge.1 In late September 2002, the Fund saw a minor change in its holdings whereby its exposure to the U.S. Government Securities Fund was reduced by one percent with an accompanying one percent increase in its Large Cap Core Fund exposure. This move was made in order to take advantage of depressed prices in the U.S. equity markets.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund—Aggressive Growth, Class B Shares (the “Fund”) from May 1, 2002 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).**

Cumulative Total Return For The Period Ended April 30, 2003***

Start of Performance (5/1/02)
(19.80)%

Growth of a $10,000 Investment in VISION Managed Allocation Fund — Aggressive Growth — Class B Shares

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund—Moderate Growth, Class A Shares (the “Fund”) from February 4, 1999 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (2/4/99)
(12.06)%	(1.41)%

Growth of a $10,000 Investment in VISION Managed Allocation Fund — Moderate Growth — Class A Shares†

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Your investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION Managed Allocation Fund—Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund—Moderate Growth, Class B Shares (the “Fund”) from May 1, 2002 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).**

Cumulative Total Return For The Period Ended April 30, 2003***

Start of Performance (5/1/02) (13.43)%

Growth of a $10,000 Investment in VISION Managed Allocation Fund — Moderate Growth — Class B Shares

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund—Conservative Growth, Class A Shares (the “Fund”) from February 3, 1999 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	Start of Performance (2/3/99)
(4.01)%	1.29%

Growth of a $10,000 Investment in VISION Managed Allocation Fund — Conservative Growth — Class A Shares†

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective April 1, 2001 the maximum sales charge decreased to 4.00%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION Managed Allocation Fund—Conservative Growth is the successor to the Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Growth Fund.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Managed Allocation Fund —Conservative Growth, Class B Shares (the “Fund”) from May 1, 2002 (start of performance) to April 30, 2003, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).**

Cumulative Total Return For The Period Ended April 30, 2003***

Start of Performance (5/1/02)
(5.88)%

Growth of a $10,000 Investment in VISION Managed Allocation Fund — Conservative Growth — Class B Shares

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable contingent deferred sales charges.

VISION

New York Municipal Income Fund

The fund posted a total return of 2.78% over the six months ended April 30, 2003, or (1.82%) adjusted for the fund’s sales charge.1 The Lipper New York Municipal Debt Funds Index2 return for the same period was 2.08%. For the fiscal year ended April 30, 2003, the fund returned 7.29%, or 2.47% adjusted for the fund’s sales charge,1 versus the Lipper return of 7.24%.

The fund concentrated its holdings in higher coupon intermediate term bonds. These bonds benefited most from the steepening of the yield curve as short and intermediate yields decreased more than long term rates, while its positions in tobacco-related bonds had a slightly negative impact on performance.

The fund continues to emphasize investments in high quality New York municipal securities while keeping the average maturity of the portfolio short to its benchmark. New issuance of municipal bonds continues at high levels, as states and municipalities issue more debt in order to close their budget deficits. In the face of this issuance, demand is running high as municipal bonds continue to offer compelling value versus other fixed income investments.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2.	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

The graph below illustrates the hypothetical investment of $10,000* in the VISION New York Municipal Income Fund (the “Fund”) from September 22, 1993 (start of performance) to April 30, 2003, compared to the Lehman Brothers State General Obligation Bond Index (LBSGO) and the Lehman Brothers New York Tax-Exempt Index (LBNYTE).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (9/22/93)
2.47%	4.30%	4.99%

Growth of a $10,000 Investment in VISION New York Municipal Income Fund

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBSGO and the LBNYTE have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The LBSGO and the LBNYTE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.

VISION

Pennsylvania Municipal Income Fund

The VISION Pennsylvania Municipal Income Fund posted a total return of 7.92% (3.07% adjusted for the fund’s sales charge)1 for the twelve month period ended April 30, 2003, compared to an average return of 7.22% for the Lipper PA Intermediate Municipal Debt Universe.2

Despite record new municipal supply over the past year and historically low interest rate levels, the VISION Pennsylvania Municipal Income Fund enjoyed positive returns over the period, both from an absolute level and relative to its benchmark comparisons.

Municipal-Treasury yield ratios for maturities greater than 10 years remain exceptionally attractive, in the 95-100% range. We began the period targeting a fund duration3 well-above the benchmark and have gradually trimmed that to a position of just slightly above-average benchmark duration at period-end. The longer duration of the fund had a positive influence on performance over this time period, as interest rates declined dramatically and equity market investors sought alternative asset classes to escape the stock market. The credit quality of the fund is very high and we continue to emphasize good diversification both geographically and among issuers across the state.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2.	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3.	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Pennsylvania Municipal Income Fund (the “Fund”) from October 1, 1996 (start of performance) to April 30, 2003, compared to the Lehman Brothers Pennsylvania 1-12 Year Municipal Bond Index (LBP1-12MB) and the Lehman Brothers State General Obligation Bond Index (LBSGO).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (10/1/96)
3.07%	4.15%	4.42%

Growth of a $10,000 Investment in VISION Pennsylvania Municipal Income Fund†

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBP1-12MB and the LBSGO have been adjusted to reflect reinvestment of dividends on securities in the indices.
**	The LBP1-12MB and the LBSGO are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	VISION Pennsylvania Municipal Income Fund is the successor to Governor Pennsylvania Municipal Bond Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001 is historical information for the Governor Pennsylvania Municipal Bond Fund.

VISION

Intermediate Term Bond Fund

The VISION Intermediate Term Bond Fund posted a total return of 8.10%1 for the twelve month period ended April 30, 2003 (3.22% adjusted for the fund’s sales charge), compared to an average return of 9.26% for the Lipper Intermediate Investment Grade Average.2

The duration3 strategy of the fund during much of the past year has been to maintain a shorter duration (90%) than that of the benchmark index. We expected interest rates to bottom near the end of 2002. As it became apparent that economic conditions were not improving, we brought the duration of the fund closer to the benchmark (95%). Sector allocations over the period favored Mortgage-Backed Securities and Agencies. The fund was overweighted in these sectors, underweighted in Treasuries, and relatively neutrally weighted in the Corporate sector. As interest rates continued to fall dramatically this year, our duration and sector strategy proved to be early, and was a drag on overall relative performance to the benchmark comparisons.

Credit quality within the corporate sector is higher than the index, which positively influenced performance in the second half of 2002, and hurt relative performance so far in 2003.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2.	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales changes.
3.	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Intermediate Term Bond Fund (the “Fund”) from December 2, 1996 (start of performance) to April 30, 2003, compared to the Lipper Intermediate Investment Grade Debt Funds Average (LIIGDFA) and the Lehman Brothers Aggregate Bond Index (LBAB).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (12/2/96)
3.22%	4.82%	5.18%

Growth of a $10,000 Investment in VISION Intermediate Term Bond Fund†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LIIGDFA and LBAB have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The LIIGDFA and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index and average are unmanaged.
***	Total returns quoted reflect all applicable sales charges.
†	The VISION Intermediate Term Bond Fund is the successor to the Governor Intermediate Term Income Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Intermediate Term Income Fund.

VISION

U.S. Government Securities Fund

The Fund posted a total return of 3.08% for the six-month period ended April 30, 2003 or (1.55)% adjusted for the fund’s sales charge.1 The Lipper General U.S. Government Fund Average2 return for the same period was 2.62%. For the 12-month period ended April 30, 2003, the Fund returned 9.20%, or 4.25% adjusted for the fund’s sales charge,1 versus the Lipper return of 9.02%.

The fund held 30-year Treasury bonds, which contributed positively to Fund performance during the period. The Fund’s underweight in corporate bonds negatively impacted performance, as corporates have outperformed other classes since the beginning of 2003.

The Fund continues to emphasize government-guaranteed securities with yield advantages to U.S. Treasury securities.3 Within the mortgage-backed securities sector, we are currently favoring low loan balance mortgages. These mortgages possess lower refinancing risks relative to newer production mortgages. The duration4 of the Fund has been shortened to about a third of a year shorter than the Lehman Brothers Aggregate Bond Index5 for the period ended April 30, 2003.

1.	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
2.	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
3.	These securities are guaranteed as to timely payment of principal and interest by the U.S. Government or its agencies or instrumentalities. Fund shares are not guaranteed.
4.	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
5.	Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made in an index.

The graph below illustrates the hypothetical investment of $10,000* in the VISION U.S. Government Securities Fund (the “Fund”) from September 22, 1993 (start of performance) to April 30, 2003, compared to the Lehman Brothers Aggregate Bond Index (LBAB).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (9/22/93)
4.25%	5.72%	5.51%

Growth of a $10,000 Investment in VISION U.S. Government Securities Fund

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable sales charges.

VISION International Equity Fund

Portfolio of Investments

April 30, 2003

Shares		Value in U.S. Dollars
Common Stocks—94.5%
	Australia—2.7%
67,867	Lion Nathan Ltd.	$240,135
85,452	Mayne Group Ltd.	158,402
74,276	QBE Insurance Group Ltd.	397,241
10,427	Rio Tinto PLC	207,521
69,004	Westpac Banking Corp. Ltd., Sydney	687,531

	Total Australia	1,690,830

	Belgium—0.3%
10,890	Fortis	183,129

	Finland—3.5%
77,750	Nokia Oyj	1,317,894
25,200	Sampo Oyj, Class A	183,145
44,200	UPM—Kymmene Oyj	647,403

	Total Finland	2,148,442

	France—10.9%
12,143	AXA	184,784
26,568	Aventis SA	1,351,906
19,772	BNP Paribas SA	929,824
12,296	(1)Cap Gemini SA	383,299
5,331	Compagnie de St. Gobain	184,898
8,918	(1)France Telecom SA	205,507
15,529	Sanofi Synthelabo SA	928,051
24,637	Suez SA	401,905
14,012	Total Fina SA, Class B	1,840,852
5,004	Unibail (Union du Credit-Bail Immobilier)	335,419

	Total France	6,746,445

	Germany, Federal Republic of—2.1%
2,148	Allianz AG Holding	152,146
7,436	Altana AG	366,822
12,199	(1)Deutsche Telekom AG, Class REG	163,404
3,585	E.On AG	171,920
11,822	Linde AG	446,246

	Total Germany	1,300,538

	Hong Kong—0.8%
53,000	Cheung Kong	292,895
41,000	Sun Hung Kai Properties	192,408

	Total Hong Kong	485,303

	Ireland—2.3%
10,261	Bank of Ireland	125,627
52,759	Bank of Ireland	651,838
7,724	CRH PLC	118,748
34,503	CRH PLC	530,831

	Total Ireland	1,427,044

	Italy—2.6%
16,644	Assicurazioni Generali SpA	383,173
87,504	ENI SpA	1,249,395

	Total Italy	1,632,568

Shares		Value in U.S. Dollars
Common Stocks—continued
	Japan—15.9%
10,700	Aiful Corp.	$402,553
9,500	Benesse Corp.	126,848
13,000	Canon, Inc.	526,201
9,000	Daikin Industries	149,950
27,000	Fuji Photo Film Co.	689,285
7,200	Hitachi Credit Cp	72,617
15,200	Honda Motor Co. Ltd.	504,199
15,000	Kao Corp.	273,975
51,000	Mitsubishi Corp.	303,653
45	(1)Mitsubishi Tokyo Financial Group, Inc.	152,670
15,000	Mitsui Fudosan Co.	80,870
15,300	Murata Manufacturing Co. Ltd.	546,061
258	(1)NTT DoCoMo, Inc.	532,986
10,200	Nintendo Corp. Ltd.	798,320
115	Nippon Telegraph & Telephone Corp.	403,678
4,900	Rohm Co.	505,719
85,000	Sanyo Electric Co.	266,250
19,000	Sekisui House Ltd.	139,772
100,000	Sompo Japan Insurance, Inc.	457,676
13,700	Sony Corp.	333,641
93,000	Sumitomo Chemical Co.	252,259
26,300	Takeda Chemical Industries	965,158
4,960	Takefuji Corp.	258,663
34,100	Toyota Motor Corp.	773,178
119	West Japan Railway Co.	371,750

	Total Japan	9,887,932

	Netherlands—7.3%
15,601	ABN AMRO Holdings NV	264,094
11,694	Akzo Nobel NV	260,455
28,699	Koninklijke (Royal) Philips Electronics NV	534,913
99,054	Reed Elsevier NV	1,129,674
35,069	TNT Post Group NV	548,165
38,279	VNU—Verenigde Nederlandse Uitgeversbedrijven	1,112,780
53,004	Wolters Kluwer NV	691,602

	Total Netherlands	4,541,683

	Norway—0.7%
108,300	Telenor ASA	433,630

	Portugal—1.0%
213,354	Electricidade de Portugal SA	386,453
34,203	Portugal Telecom SGPS SA	245,134

	Total Portugal	631,587

	Singapore—0.3%
34,000	DBS Group Holdings Ltd.	166,737

	Spain—2.6%
78,091	Banco Bilbao Vizcaya Argentaria SA	787,569
46,925	Banco Santander Central Hispano, S.A.	369,367

VISION International Equity Fund

Shares		Value in U.S. Dollars
Common Stocks—continued
	Spain—continued
732	(1)Telefonica SA	$8,114
42,281	(1)Telefonica SA	468,489

	Total Spain	1,633,539

	Sweden—3.6%
111,000	Nordea AB	589,378
21,770	Svenska Cellulosa AB, Class B	737,767
28,390	Svenska Handelsbanken AB, Class A	451,534
61,720	Swedish Match AB	456,838

	Total Sweden	2,235,517

	Switzerland—6.6%
14,934	Adecco SA	573,219
26,151	Compagnie Financiere Richemont AG	387,029
491	Givaudan SA	190,275
6,822	Nestle SA	1,392,348
17,061	Novartis AG	673,750
9,635	Roche Holding AG	613,767
4,566	Swiss Re	298,614

	Total Switzerland	4,129,002

	United Kingdom—31.3%
144,092	(1)ARM Holdings PLC	147,509
72,321	Abbey National Bank PLC, London	514,202
109,770	Allied Domecq PLC	616,295
35,471	Amersham PLC	255,177
18,993	AstraZeneca PLC	745,835
294,659	BP Amoco PLC	1,868,790
173,471	BT Group PLC	497,375
190,401	Barclays PLC	1,316,443
8,727	Brambles Industries PLC	25,964
77,777	Carlton Communications PLC	130,629
63,886	Centrica PLC	169,889
75,889	Compass Group PLC	349,598
109,947	Dixons Group PLC	195,651
64,901	Electrocomponents PLC	324,414
112,442	Gallaher Group PLC	1,065,650
67,032	GlaxoSmithKline PLC	1,344,551

Shares		Value in U.S. Dollars
Common Stocks—continued
	United Kingdom—continued
44,689	HSBC Holdings PLC	$490,011
336,353	Invensys PLC	79,357
162,945	Kingfisher PLC	637,261
93,194	Lloyds TSB Group PLC	613,417
98,994	National Grid Transco PLC	650,801
49,180	Prudential Corp. PLC	301,290
279,551	Rentokil Initial PLC	836,181
252,557	Rolls-Royce PLC	366,609
46,818	Royal Bank of Scotland PLC, Edinburgh	1,228,907
63,280	Safeway PLC	275,317
65,026	Scottish & Southern Energy PLC	668,799
234,199	Shell Transport & Trading Co.	1,403,862
242,747	Tesco PLC	768,806
778,159	Vodafone Group PLC	1,537,209

	Total United Kingdom	19,425,799

	Total Common Stocks (identified cost $60,039,258)	58,699,725

Preferred Stocks—0.6%
	Australia—0.6%
4,100	National Australia Bank, Conv. Pfd., Series UNIT, $7.88	149,650
42,287	News Corp. Ltd., Pfd.	249,992

	Total Preferred Stocks (identified cost $354,379)	399,642

Mutual Fund—2.1%
	United States—2.1%
1,294,862	SSGA Money Market Fund (at net asset value)	1,294,862

	Total Investments—97.2% (identified cost $61,688,499)	$60,394,229

	Other Assets and Liabilities-Net—2.8%	1,719,857

	Net Assets—100%	$62,114,086

(See Notes to Portfolios of Investments)

VISION Small Cap Stock Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—97.6%
	Air Freight & Logistics—0.6%
25,100	Ryder Systems, Inc.	$623,484

	Airlines—0.0%
27,072	(1)Hawaiian Holdings, Inc.	26,801

	Auto Components—2.2%
24,300	(1)American Axle & Manufacturing Holdings, Inc.	605,556
29,000	ArvinMeritor, Inc.	458,780
12,100	Borg-Warner Automotive, Inc.	709,907
44,700	Cooper Tire & Rubber Co.	629,376

	Total	2,403,619

	Banks—10.5%
64,200	BankAtlantic Bancorp, Inc., Class A	739,584
52,400	Colonial BancGroup, Inc.	667,052
28,600	Commercial Federal Corp.	615,472
5,000	Corus Bankshares, Inc.	215,550
10,800	East West Bancorp, Inc.	365,580
4,500	First Citizens Bancshares, Inc., Class A	437,670
19,400	First Essex Bancorp, Inc.	678,981
38,250	Flagstar Bancorp, Inc.	1,266,075
65,400	Gold Banc Corp., Inc.	575,520
5,300	Harbor Florida Bancshares, Inc.	141,139
9,500	Hudson River Bancorp, Inc.	233,510
35,600	Independence Community Bank	930,940
30,082	Independent Bank Corp.—Michigan	716,854
9,400	IndyMac Bancorp, Inc.	209,432
25,200	NetBank, Inc.	251,496
10,700	Provident Bankshares Corp.	271,780
57,112	Republic Bancorp, Inc.	741,885
32,300	Seacoast Financial Services Corp.	609,501
13,100	Silicon Valley Bancshares	306,278
47,200	Staten Island Bancorp, Inc.	809,952
5,500	(1)Sterling Financial Corp.	131,395
11,200	Umpqua Holdings Corp.	220,080
3,400	WestAmerica Bancorp.	146,540

	Total	11,282,266

	Biotechnology—9.2%
13,500	(1)AVI BioPharma, Inc.	84,645
97,707	(1)Abgenix, Inc.	928,216
3,900	(1)Albany Molecular Research, Inc.	45,006
141,500	(1)Alkermes, Inc.	1,412,170
29,400	(1)Amylin Pharmaceuticals, Inc.	563,010
102,629	(1)Cell Genesys, Inc.	915,451
74,100	(1)Corixa Corp.	531,297
132,400	(1)Cubist Pharmaceuticals, Inc.	1,222,052
64,100	(1)Dendreon Corp.	305,116
81,000	(1)Genta, Inc.	605,880
33,100	(1)Incyte Genomics, Inc.	114,195
159,400	(1)Isis Pharmaceuticals, Inc.	881,482
32,600	La Jolla Pharmaceutical Co.	72,046
60,800	(1)La Jolla Pharmaceutical Co.	134,368
47,300	(1)Lexicon Genetics, Inc.	236,500
208,100	(1)Paradigm Genetics, Inc.	170,642

Shares		Value
Common Stocks—continued
	Biotechnology—continued
33,300	(1)Telik, Inc.	$437,895
99,300	(1)Third Wave Technologies, Inc.	384,291
68,700	(1)Transgenomic, Inc.	79,005
125,500	(1)Tularik, Inc.	686,485
14,000	(1)ViroPharma, Inc.	35,840

	Total	9,845,592

	Building Products—1.3%
34,300	(1)Griffon Corp.	467,166
24,800	Universal Forest Products, Inc.	436,480
18,700	York International Corp.	446,930

	Total	1,350,576

	Chemicals—2.0%
24,000	Albemarle Corp.	648,000
14,800	Fuller (H.B.) Co.	363,044
19,200	Lubrizol Corp.	606,912
32,500	(1)Symyx Technologies, Inc.	507,650

	Total	2,125,606

	Commercial Services & Supplies—4.0%
23,800	Banta Corp.	738,990
17,700	(1)Headwaters, Inc.	290,280
40,500	(1)Information Resources, Inc.	95,175
27,600	(1)MemberWorks, Inc.	605,268
17,400	New England Business Service, Inc.	442,830
58,000	(1)Princeton Review (The), Inc.	305,660
6,400	Strayer Education, Inc.	416,256
24,300	(1)Sylvan Learning Systems, Inc.	426,222
6,800	(1)TMP Worldwide, Inc.	114,036
34,200	Wallace Computer Services, Inc.	893,646

	Total	4,328,363

	Communications Equipment—2.4%
27,800	(1)Foundry Networks, Inc.	302,464
22,500	Inter-Tel, Inc.	370,125
191,400	(1)Polycom, Inc.	1,879,548

	Total	2,552,137

	Computers & Peripherals—2.2%
8,300	(1)ActivCard Corp.	78,435
2,800	(1)Avid Technology, Inc.	76,916
14,800	(1)Imation Corp.	507,640
181,900	(1)Immersion Corp.	225,556
101,800	(1)Maxtor Corp.	559,900
42,000	(1)Pinnacle Systems, Inc.	396,900
21,800	(1)Storage Technology Corp.	538,896

	Total	2,384,243

	Construction & Engineering—1.1%
4,800	Chicago Bridge & Iron Co., N.V.	96,000
125,100	(1)Integrated Electrical Services	713,070
167,500	(1)Mastec, Inc.	365,150

	Total	1,174,220

VISION Small Cap Stock Fund

Shares		Value
Common Stocks—continued
	Construction Materials—0.5%
7,700	Ameron, Inc.	$517,440

	Diversified Financials—2.7%
404,000	(1)E*Trade Group, Inc.	2,222,000
39,500	(1)Friedman, Billings, Ramsey Group, Inc., Class A	433,710
18,600	(1)Saxon Capital, Inc.	274,350

	Total	2,930,060

	Electric Utilities—1.1%
11,600	El Paso Electric Co.	131,544
9,400	UIL Holdings Corp.	339,434
42,500	UniSource Energy Corp.	757,775

	Total	1,228,753

	Electrical Equipment—0.8%
36,500	(1)Active Power, Inc.	50,005
7,900	(1)Genlyte Group, Inc.	297,988
13,100	Woodward Governor Co.	484,962

	Total	832,955

	Electronic Equipment & Instruments—2.6%
1,800	Analogic Corp.	85,950
35,700	(1)Checkpoint Systems, Inc.	476,595
4,500	(1)FLIR Systems, Inc.	234,360
120,999	(1)Identix, Inc.	592,895
60,200	Methode Electronics, Inc., Class A	632,100
62,000	PerkinElmer, Inc.	615,040
3,200	(1)Planar Systems, Inc.	56,288
1,400	(1)Varian, Inc.	44,254

	Total	2,737,482

	Energy Equipment & Services—0.6%
6,400	(1)Cal Dive International, Inc.	103,040
3,400	(1)Core Laboratories NV	34,000
13,600	Offshore Logistics, Inc.	258,400
38,800	(1)Veritas DGC, Inc.	265,780

	Total	661,220

	Food & Staples Retailing—1.3%
52,600	(1)7-Eleven, Inc.	472,874
39,600	(1)Duane Reade, Inc.	532,620
5,600	(1)Great Atlantic & Pacific Tea Co., Inc.	34,160
26,000	Ruddick Corp.	346,060

	Total	1,385,714

	Food Products—0.3%
26,700	Interstate Bakeries Corp.	279,549

	Gas Utilities—1.9%
17,800	NICOR, Inc.	535,068
19,700	Northwest Natural Gas Co.	508,851
30,900	UGI Corp.	976,440

	Total	2,020,359

	Healthcare Equipment & Supplies—1.1%
135,600	(1)AeroGen, Inc.	27,120
7,000	(1)Align Technology, Inc.	52,500
52,100	(1)Bioject Medical Technologies, Inc.	164,636
22,800	(1)Bruker Daltonics, Inc.	77,748

Shares		Value
Common Stocks—continued
	Healthcare Equipment & Supplies—continued
25,000	(1)Nektar Therapeutics	$200,500
7,600	PolyMedica Industries, Inc.	283,100
15,000	West Pharmaceutical Services, Inc.	357,750

	Total	1,163,354

	Healthcare Providers & Services—2.6%
6,500	(1)AMN Healthcare Services, Inc.	59,150
24,300	(1)Alliance Imaging, Inc.	103,761
9,400	(1)Amerigroup Corp.	273,728
11,900	(1)Centene Corp.	381,216
5,500	(1)Cerner Corp.	109,890
18,500	(1)DaVita, Inc.	381,470
15,800	(1)Orthodontic Centers of America, Inc.	91,640
9,800	(1)PacifiCare Health Systems, Inc.	312,032
3,000	(1)Priority HealthCare Corp., Class B	68,400
9,800	(1)Province Healthcare Co.	98,000
79,400	(1)Service Corp. International	268,372
90,100	(1)US Oncology, Inc.	646,918

	Total	2,794,577

	Hotels, Restaurants & Leisure—3.1%
23,900	(1)Aztar Corp.	340,336
27,200	(1)Gtech Holdings Corp.	915,824
26,900	Landrys Seafood Restaurants, Inc.	503,030
37,900	Lone Star Steakhouse & Saloon	794,763
7,300	(1)P. F. Chang’s China Bistro, Inc.	305,870
33,150	(1)Ryan’s Family Steak Houses, Inc.	410,729
15,300	(1)Smith & Wollensky Restaurant Group, Inc.	65,025

	Total	3,335,577

	Household Durables—3.9%
48,900	(1)American Greetings Corp., Class A	711,984
12,100	M.D.C. Holdings, Inc.	557,810
28,000	M/I Schottenstein Homes, Inc.	956,480
19,600	Ryland Group, Inc.	1,062,908
27,700	(1)Salton, Inc.	354,560
20,200	(1)Toll Brothers, Inc.	469,650

	Total	4,113,392

	IT Services—0.7%
39,200	(1)American Management System, Inc.	482,160
36,300	(1)Titan Corp.	291,489

	Total	773,649

	Industrial Conglomerates—0.5%
55,100	Walter Industries, Inc.	559,265

	Insurance—2.7%
18,500	AmerUs Group Co.	484,515
17,400	Commerce Group, Inc.	644,844
16,500	LandAmerica Financial Group, Inc.	677,655
11,000	Presidential Life Corp.	88,880
7,700	RLI Corp.	227,535
14,200	StanCorp Financial Group, Inc.	762,540

	Total	2,885,969

VISION Small Cap Stock Fund

Shares		Value
Common Stocks—continued
	Internet & Catalog Retail—0.2%
25,000	(1)Alloy Online, Inc.	$151,250
5,100	(1)Insight Enterprises, Inc.	38,454

	Total	189,704

	Internet Software & Services—3.0%
36,000	(1)Broadvision, Inc.	143,640
210,990	(1)Corillian Corp.	213,100
72,950	(1)Digital Insight Corp.	1,178,872
131,000	(1)DoubleClick, Inc.	1,126,600
36,000	(1)LendingTree, Inc.	510,120
11,300	(1)TriZetto Group, Inc.	61,020
1,700	(1)WebEx Communications, Inc.	17,510

	Total	3,250,862

	Leisure Equipment & Products—0.8%
13,600	Action Performance Cos., Inc.	251,464
10,800	Polaris Industries, Inc., Class A	570,996

	Total	822,460

	Machinery—2.7%
32,700	Albany International Corp., Class A	776,298
17,400	Briggs & Stratton Corp.	785,436
20,800	Harsco Corp.	716,976
35,300	Timken Co.	624,810

	Total	2,903,520

	Media—0.9%
53,200	(1)Macrovision Corp.	940,044

	Metals & Mining—1.5%
18,400	Commercial Metals Corp.	284,464
19,000	Quanex Corp.	546,440
14,700	Southern Peru Copper Corp.	229,908
21,400	(1)Steel Dynamics, Inc.	258,940
29,700	Steel Technologies, Inc.	326,106

	Total	1,645,858

	Multi-Utilities & Unregulated Power—0.9%
25,400	Avista Corp.	300,482
32,300	ONEOK, Inc.	612,731

	Total	913,213

	Multiline Retail—0.5%
42,400	Shopko Stores, Inc.	510,072

	Office Electronics—0.5%
1,000	(1)Gerber Scientific, Inc.	8,250
63,400	Ikon Office Solutions, Inc.	491,984

	Total	500,234

	Oil & Gas—0.6%
16,200	Holly Corp.	461,538
4,900	(1)Stone Energy Corp.	172,137

	Total	633,675

	Pharmaceuticals—1.8%
32,700	Alpharma, Inc., Class A	609,855
19,900	(1)Antigenics, Inc.	195,816
23,900	(1)AtheroGenics, Inc.	217,490
7,100	(1)Atrix Labs, Inc.	124,676

Shares		Value
Common Stocks—continued
	Pharmaceuticals—continued
11,000	(1)Esperion Therapeutics, Inc.	$125,400
52,100	ICN Pharmaceuticals, Inc.	455,875
15,700	(1)Vicuron Pharmaceuticals, Inc.	184,475

	Total	1,913,587

	Real Estate—3.3%
14,100	Bedford Property Investors, Inc.	375,765
55,000	Boykin Lodging Co.	451,550
5,100	Colonial Properties Trust	173,451
67,600	HRPT Properties Trust	610,428
30,000	Koger Equity, Inc.	480,000
32,400	Mission West Properties, Inc.	319,464
18,700	Novastar Financial, Inc.	803,165
12,600	RAIT Investment Trust	283,500

	Total	3,497,323

	Road & Rail—0.6%
4,800	Arkansas Best Corp.	121,680
27,700	(1)Dollar Thrifty Automotive Group	454,557
4,700	(1)SCS Transportation, Inc.	56,306

	Total	632,543

	Semiconductor Equipment & Products—5.4%
3,400	(1)Dupont Photomasks, Inc.	63,206
42,000	(1)FEI Co.	768,180
191,800	(1)Lattice Semiconductor Corp.	1,664,824
3,200	Microsemi Corp.	37,536
8,400	(1)Mykrolis Corp.	67,368
11,500	(1)Omnivision Technologies, Inc.	279,220
294,300	(1)Pixelworks, Inc.	2,192,535
2,800	(1)Rudolph Technologies, Inc.	42,308
10,800	Skyworks Solutions, Inc.	57,780
12,400	(1)Trident Microsystems, Inc.	47,740
146,400	(1)Triquint Semiconductor, Inc.	513,864
2,300	(1)Zoran Corp.	40,917

	Total	5,775,478

	Software—7.4%
19,000	(1)Advent Software, Inc.	239,210
83,800	(1)Dendrite International, Inc.	858,112
116,400	(1)Digimarc Corp.	1,494,692
30,400	Henry Jack & Associates, Inc.	396,112
138,500	(1)Mentor Graphics Corp.	1,443,170
127,900	(1)Novell, Inc.	351,725
294,300	(1)ONYX Software Corp.	176,580
11,600	(1)Quest Software, Inc.	124,120
7,600	(1)RadiSys Corp.	64,296
311,300	(1)Red Hat, Inc.	1,867,800
40,100	(1)Sybase, Inc.	513,280
5,700	(1)Take-Two Interactive Software, Inc.	128,250
36,700	(1)Transaction Systems Architects, Inc., Class A	255,065

	Total	7,912,412

	Specialty Retail—3.1%
4,800	(1)A.C. Moore Arts & Crafts, Inc.	82,704
20,600	(1)Chicos Fas, Inc.	501,404
19,700	(1)Cost Plus, Inc.	605,381

VISION Small Cap Stock Fund

Shares		Value
Common Stocks—continued
	Specialty Retail—continued
11,000	(1)Gymboree Corp.	$183,810
28,500	(1)Hollywood Entertainment Corp.	505,875
27,900	(1)Hot Topic, Inc.	682,155
9,600	(1)Pacific Sunwear of California	219,168
66,900	(1)Sports Authority, Inc.	577,347

	Total	3,357,844

	Textiles Apparel & Luxury Goods—1.7%
31,300	(1)Kenneth Cole Productions, Inc., Class A	721,465
22,000	Phillips Van Heusen Corp.	292,160
18,800	(1)Quiksilver, Inc.	612,880
13,000	Unifirst Corp.	213,850

	Total	1,840,355

	Tobacco—0.8%
20,400	Standard Commercial Corp.	326,604
12,500	Universal Corp.	488,125

	Total	814,729

	Total Common Stocks (identified cost $99,951,409)	104,370,135

Shares		Value
Mutual Funds—2.1%
2,193,958	SSGA Money Market Fund	$2,193,958
71,430	SSGA US Government Money Market Fund	71,430

	Total Mutual Funds (at net asset value)	2,265,388

	Total Investments—99.7% (identified cost $102,216,797)	$106,635,523

	Other Assets and Liabilities–Net—0.3%	285,805

	Net Assets—100%	$106,921,328

(See Notes to Portfolios of Investments)

VISION Mid Cap Stock Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—98.5%
	Aerospace & Defense—1.4%
40,300	Precision Castparts Corp.	$1,115,907
17,200	Rockwell Collins	367,736

	Total	1,483,643

	Air Freight & Logistics—2.2%
15,000	CNF Transportation, Inc.	455,100
38,300	(1)EGL, Inc.	614,332
33,500	Expeditors International Washington, Inc.	1,218,027

	Total	2,287,459

	Auto Components—3.5%
16,800	Borg-Warner Automotive, Inc.	985,656
30,500	Magna International, Inc., Class A	1,788,215
21,700	Superior Industries International, Inc.	858,452

	Total	3,632,323

	Automobiles—0.5%
11,700	Harley Davidson, Inc.	519,948

	Banks—9.0%
32,400	Amsouth Bancorporation	682,020
47,300	Charter One Financial, Inc.	1,374,065
8,000	First Community Bancorp	238,320
41,800	First Tennessee National Corp.	1,830,840
45,000	National Commerce Financial Corp.	915,300
37,400	North Fork Bancorp, Inc.	1,210,264
42,100	SouthTrust Corp.	1,130,848
23,800	TCF Financial Corp.	942,480
13,500	Union Planters Corp.	385,290
32,000	W Holding Co., Inc.	630,080

	Total	9,339,507

	Beverages—1.0%
26,100	(1)Constellation Brands, Inc., Class A	699,741
25,000	PepsiAmericas, Inc.	312,250

	Total	1,011,991

	Biotechnology—1.4%
25,200	(1)CV Therapeutics, Inc.	503,496
23,000	(1)Genzyme Corp.	926,440

	Total	1,429,936

	Chemicals—2.6%
14,500	Eastman Chemical Co.	442,685
11,500	Ecolab, Inc.	587,535
10,000	(1)FMC Corp.	181,200
21,200	Georgia Gulf Corp.	479,120
21,000	Lubrizol Corp.	663,810
5,500	Praxair, Inc.	319,440

	Total	2,673,790

	Commercial Services & Supplies—3.0%
29,400	Arbitron, Inc.	1,001,364
10,500	Avery Dennison Corp.	556,605
32,200	(1)Certegy, Inc.	804,678

Shares		Value
Common Stocks—continued
	Commercial Services & Supplies—continued
20,000	Harland (John H.) Co.	$479,000
8,000	(1)Waste Connections, Inc.	269,120

	Total	3,110,767

	Communications Equipment—0.9%
98,800	(1)CIENA Corp.	481,156
73,800	(1)Tellabs, Inc.	456,084

	Total	937,240

	Computers & Peripherals—1.3%
39,600	EMC Corp. Mass	359,964
14,100	(1)Lexmark International Group, Class A	1,050,591

	Total	1,410,555

	Construction & Engineering—0.5%
12,771	Jacobs Engineering Group, Inc.	525,527

	Containers & Packaging—1.6%
15,600	Ball Corp.	876,096
58,600	(1)Smurfit-Stone Container Corp.	824,502

	Total	1,700,598

	Diversified Financials—0.5%
10,500	Moody’s Corp.	507,045

	Diversified Telecommunication Services—0.3%
11,000	CenturyTel, Inc.	323,950

	Electric Utilities—2.5%
14,600	Constellation Energy Group	427,488
33,500	Entergy Corp.	1,561,435
10,000	FPL Group, Inc.	608,700

	Total	2,597,623

	Electronic Equipment & Instruments—1.2%
25,000	(1)Tektronix, Inc.	469,250
65,000	(1)Vishay Intertechnology, Inc.	812,500

	Total	1,281,750

	Energy Equipment & Services—4.1%
33,900	(1)Cooper Cameron Corp.	1,622,454
24,300	Halliburton Co.	520,263
27,300	(1)Noble Corp.	844,935
37,100	(1)Smith International, Inc.	1,319,276

	Total	4,306,928

	Food & Staples Retailing—0.2%
17,000	(1)Duane Reade, Inc.	228,650

	Food Products—2.2%
43,200	Archer-Daniels-Midland Co.	478,656
24,100	ConAgra, Inc.	506,100
29,800	Hormel Foods Corp.	685,698
27,400	Sensient Technologies Corp.	605,540

	Total	2,275,994

VISION Mid Cap Stock Fund

Shares		Value
Common Stocks—continued
	Gas Utilities—1.0%
40,200	Sempra Energy	$1,078,968

	Healthcare Equipment & Supplies—1.6%
12,000	Becton, Dickinson & Co.	424,800
21,200	(1)Respironics, Inc.	814,504
7,800	St. Jude Medical, Inc.	409,188

	Total	1,648,492

	Healthcare Providers & Services—6.2%
24,600	(1)Anthem, Inc.	1,688,544
28,900	(1)Community Health Systems, Inc.	549,100
48,400	(1)DaVita, Inc.	998,008
24,500	(1)LifePoint Hospitals, Inc.	478,240
31,300	(1)Triad Hospitals, Inc.	688,913
21,100	Universal Health Services, Inc., Class B	815,937
16,600	(1)Wellpoint Health Networks, Inc.	1,260,604

	Total	6,479,346

	Hotels, Restaurants & Leisure—2.4%
30,000	(1)Boyd Gaming Corp.	427,500
14,800	(1)Brinker International, Inc.	469,900
35,800	Darden Restaurants, Inc.	626,858
34,700	Hilton Hotels Corp.	462,204
13,000	(1)Penn National Gaming, Inc.	253,890
7,400	Wendy’s International, Inc.	214,896

	Total	2,455,248

	Household Durables—2.2%
7,900	Black & Decker Corp.	325,875
14,800	Centex Corp.	977,096
44,700	Maytag Corp.	931,548

	Total	2,234,519

	IT Services—3.5%
108,100	(1)Accenture Ltd.	1,731,762
31,600	(1)Computer Sciences Corp.	1,041,220
39,000	(1)SunGuard Data Systems, Inc.	838,500

	Total	3,611,482

	Insurance—8.6%
19,400	Everest Re Group Ltd.	1,351,210
28,400	Fidelity National Financial, Inc.	976,960
20,000	Gallagher (Arthur J.) & Co.	499,800
21,500	Hartford Financial Services Group, Inc.	876,340
53,200	Old Republic International Corp.	1,627,920
13,200	PartnerRe Ltd.	706,200
32,100	Protective Life Corp.	922,233
25,700	Radian Group, Inc.	1,020,290
15,000	Torchmark Corp.	581,250
22,400	Travelers Property Casualty Corp., Class A	363,552

	Total	8,925,755

	Internet Software & Services—0.6%
24,900	(1)Yahoo, Inc.	617,022

	Machinery—0.7%
3,200	Danaher Corp.	220,736
8,700	ITT Industries, Inc.	507,210

	Total	727,946

Shares		Value
Common Stocks—continued
	Media—2.3%
18,200	(1)Entercom Communication Corp.	$884,338
7,500	(1)Scholastic Corp.	213,075
36,200	Westwood One, Inc.	1,263,380

	Total	2,360,793

	Multi-Utilities & Unregulated Power—0.9%
51,600	Energy East Corp.	940,152

	Multiline Retail—1.1%
23,600	Family Dollar Stores, Inc.	806,884
5,400	(1)Kohl’s Corp.	306,720

	Total	1,113,604

	Oil & Gas—6.1%
15,000	Apache Corp.	858,750
36,302	Devon Energy Corp.	1,715,260
25,600	Imperial Oil Ltd.	774,656
43,500	Marathon Oil Corp.	990,495
24,500	Murphy Oil Corp.	1,020,425
28,000	Sunoco Inc.	1,041,880

	Total	6,401,466

	Paper & Forest Products—0.7%
98,400	Abitibi-Consolidated, Inc.	688,800

	Pharmaceuticals—2.8%
31,100	(1)InterMune, Inc.	632,263
57,900	(1)King Pharmaceuticals, Inc.	730,119
41,500	(1)Sepracor, Inc.	794,725
36,500	(1)Shire Pharmaceuticals Group PLC, ADR	726,350

	Total	2,883,457

	Road & Rail—1.0%
15,000	(1)Genesee & Wyoming, Inc., Class A	259,500
20,000	Norfolk Southern Corp.	424,200
12,000	(1)Yellow Corp.	320,400

	Total	1,004,100

	Semiconductor Equipment & Products—3.4%
42,100	(1)Altera Corp.	665,601
16,700	(1)FEI Co.	305,443
16,800	(1)KLA-Tencor Corp.	688,800
52,800	(1)Novellus Systems, Inc.	1,480,512
33,100	(1)Teradyne, Inc.	383,960

	Total	3,524,316

	Software—5.6%
70,700	(1)BEA Systems, Inc.	757,197
62,200	(1)BMC Software, Inc.	928,024
25,000	MSC Software Corp.	154,500
12,200	(1)Mercury Interactive Corp.	414,068
45,400	(1)Network Associates, Inc.	518,922
24,800	(1)Progress Software Corp.	483,352
39,300	Reynolds & Reynolds Co., Class A	1,132,233
33,500	(1)Symantec Corp.	1,472,325

	Total	5,860,621

VISION Mid Cap Stock Fund

Shares		Value
Common Stocks—continued
	Specialty Retail—6.1%
17,900	(1)AutoZone, Inc.	$1,446,499
20,800	(1)Bed Bath & Beyond, Inc.	821,808
26,800	(1)CDW Computer Centers, Inc.	1,142,752
45,300	(1)Staples, Inc.	862,512
24,000	TJX Cos., Inc.	462,000
62,800	(1)Williams-Sonoma, Inc.	1,625,264

	Total	6,360,835

	Textiles Apparel & Luxury Goods—0.5%
15,000	Liz Claiborne, Inc.	487,950

	Tobacco—1.3%
44,900	UST, Inc.	1,406,717

	Total Common Stocks (identified cost $98,052,220)	102,396,813

Shares		Value
Mutual Fund—2.0%
2,107,798	SSGA Money Market Fund (at net asset value)	$2,107,798

	Total Investments—100.5% (identified cost $100,160,018)	$104,504,611

	Other Assets and Liabilities- Net—(0.5)%	(528,330)

	Net Assets—100%	$103,976,281

(See Notes to Portfolios of Investments)

VISION Large Cap Growth Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—96.2%
	Air Freight & Logistics—2.6%
7,200	United Parcel Service, Inc.	$447,264

	Beverages—6.5%
15,700	Coca-Cola Co.	634,280
11,600	PepsiCo, Inc.	502,048

	Total	1,136,328

	Biotechnology—4.8%
13,500	(1)Amgen, Inc.	827,685

	Building Products—2.9%
24,200	Masco Corp.	509,894

	Communications Equipment—6.1%
36,800	Nokia Oyj, Class A, ADR	609,776
14,000	Qualcomm, Inc.	446,460

	Total	1,056,236

	Diversified Financials—2.1%
9,400	Citigroup, Inc.	368,950

	Energy Equipment & Services—6.9%
8,700	GlobalSantaFe Corp.	184,092
16,600	Schlumberger Ltd.	696,038
16,400	(1)Transocean Sedco Forex, Inc.	312,420

	Total	1,192,550

	Healthcare Equipment & Supplies—5.1%
18,700	Medtronic, Inc.	892,738

	Hotels Restaurants & Leisure—2.5%
12,200	Marriott International, Inc., Class A	438,102

	Household Durables—2.9%
16,300	Newell Rubbermaid, Inc.	496,824

	Household Products—9.9%
15,900	Colgate-Palmolive Co.	909,003
9,000	Procter & Gamble Co.	808,650

	Total	1,717,653

	Industrial Conglomerates—3.7%
5,100	3M Co.	642,804

	Insurance—6.6%
11,650	American International Group, Inc.	675,117
9,900	Marsh & McLennan Cos., Inc.	472,032

	Total	1,147,149

Shares		Value
Common Stocks—continued
	Internet & Catalog Retail—0.8%
1,500	(1)eBay, Inc.	$139,155

	Machinery—1.4%
4,600	Caterpillar, Inc.	241,960

	Media—6.0%
6,600	Gannett Co., Inc.	499,752
29,500	Walt Disney Co.	550,470

	Total	1,050,222

	Multiline Retail—4.6%
8,800	(1)Costco Wholesale Corp.	304,744
8,600	(1)Kohl’s Corp.	488,480

	Total	793,224

	Personal Products—3.7%
21,300	Gillette Co.	648,585

	Pharmaceuticals—12.5%
14,600	Johnson & Johnson	822,856
7,700	Lilly (Eli) & Co.	491,414
28,160	Pfizer, Inc.	865,920

	Total	2,180,190

	Software—4.6%
7,700	(1)Electronic Arts, Inc.	456,379
13,400	Microsoft Corp.	342,638

	Total	799,017

	Total Common Stocks (identified cost $16,818,279)	16,726,530

Mutual Fund—3.8%
665,304	SSGA Money Market Fund (at net asset value)	665,304

	Total Investments—100% (identified cost $17,483,583)	$17,391,834

	Other Assets and Liabilities-Net—0.0%	(3,232)

	Net Assets—100%	$17,388,602

(See Notes to Portfolios of Investments)

VISION Large Cap Core Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—96.2%
	Aerospace & Defense—2.2%
9,189	Boeing Co.	$250,676
32,804	Honeywell International, Inc.	774,174
32,179	Raytheon Co.	963,117

	Total	1,987,967

	Banks—4.8%
32,210	Bank of New York Co., Inc.	851,955
45,902	U.S. Bancorp	1,016,729
34,445	Washington Mutual, Inc.	1,360,578
20,537	Wells Fargo & Co.	991,116

	Total	4,220,378

	Beverages—1.1%
23,720	Coca-Cola Co.	958,288

	Biotechnology—1.7%
24,436	(1)Amgen, Inc.	1,498,171

	Chemicals—1.0%
19,960	Du Pont (E.I.) de Nemours & Co.	848,899

	Commercial Services & Supplies—4.0%
102,729	(1)Cendant Corp.	1,466,970
74,195	(1)Concord EFS, Inc.	1,026,117
26,712	First Data Corp., Class	1,047,912

	Total	3,540,999

	Communications Equipment—1.8%
104,896	(1)Cisco Systems, Inc.	1,577,636

	Computers & Peripherals—4.0%
44,035	(1)Dell Computer Corp.	1,273,052
27,041	International Business Machines Corp.	2,295,781

	Total	3,568,833

	Diversified Financials—9.0%
31,427	Capital One Financial Corp.	1,315,848
80,486	Citigroup, Inc.	3,159,076
23,504	Federal National Mortgage Association	1,701,455
19,439	Merrill Lynch & Co., Inc.	797,971
21,902	Morgan Stanley	980,115

	Total	7,954,465

	Diversified Telecommunication Services—2.1%
50,101	Verizon Communications	1,872,775

	Electronic Equipment & Instruments—1.9%
204,117	(1)Solectron Corp.	651,133
96,458	Symbol Technologies, Inc.	1,054,286

	Total	1,705,419

	Energy Equipment & Services—1.6%
17,334	Schlumberger Ltd.	726,815
37,340	(1)Transocean Sedco Forex, Inc.	711,327

	Total	1,438,142

	Food & Staples Retailing—1.3%
82,095	(1)Kroger Co.	1,173,959

Shares		Value
Common Stocks—continued
	Healthcare Equipment & Supplies—1.0%
19,231	Medtronic, Inc.	$918,088

	Healthcare Providers & Services—4.5%
53,165	(1)Caremark Rx, Inc.	1,058,515
26,040	(1)Express Scripts, Inc., Class A	1,535,318
79,606	Health Management Association, Class A	1,358,078

	Total	3,951,911

	Hotels, Restaurants & Leisure—2.6%
44,610	Carnival Corp.	1,230,790
62,010	Darden Restaurants, Inc.	1,085,795

	Total	2,316,585

	Household Products—0.8%
15,120	Kimberly-Clark Corp.	752,522

	IT Services—1.6%
86,060	(1)Accenture Ltd.	1,378,681

	Industrial Conglomerates—3.9%
116,443	General Electric Co.	3,429,246

	Insurance—4.9%
28,105	American International Group, Inc.	1,628,685
20,905	Hartford Financial Services Group, Inc.	852,088
19,385	Jefferson-Pilot Corp.	777,145
32,267	St. Paul Cos., Inc.	1,108,049

	Total	4,365,967

	Leisure Equipment & Products—0.9%
36,594	Mattel, Inc.	795,554

	Media—9.3%
105,341	(1)AOL Time Warner, Inc.	1,441,065
30,930	(1)Clear Channel Communications, Inc.	1,209,672
58,095	(1)Comcast Corp., Class A	1,853,811
31,540	(1)Cox Communications, Inc., Class A	1,043,974
27,905	(1)Viacom, Inc., Class B	1,211,356
78,752	Walt Disney Co.	1,469,512

	Total	8,229,390

	Metals & Mining—1.5%
56,230	Alcoa, Inc.	1,289,354

	Multiline Retail—1.2%
18,382	Wal-Mart Stores, Inc.	1,035,274

	Oil & Gas—5.2%
24,956	Burlington Resources, Inc.	1,155,712
13,716	ChevronTexaco Corp.	861,502
18,850	ConocoPhillips	948,155
45,577	Exxon Mobil Corp.	1,604,310

	Total	4,569,679

	Personal Products—1.0%
27,931	Gillette Co.	850,499

	Pharmaceuticals—9.5%
15,790	Johnson & Johnson	889,924
17,746	Lilly (Eli) & Co.	1,132,550

VISION Large Cap Core Fund

Shares		Value
Common Stocks—continued
	Pharmaceuticals—continued
34,719	Merck & Co., Inc.	$2,019,951
106,071	Pfizer, Inc.	3,261,683
24,755	Wyeth	1,077,585

	Total	8,381,693

	Real Estate—1.0%
37,330	Archstone-Smith Trust	851,124

	Semiconductor Equipment & Products—3.1%
34,387	Intel Corp.	632,721
34,568	(1)International Rectifier Corp.	781,928
55,485	(1)Intersil Holding Corp.	1,026,473
18,766	Texas Instruments, Inc.	346,983

	Total	2,788,105

	Software—3.8%
8,990	(1)Electronic Arts, Inc.	532,837
110,808	Microsoft Corp.	2,833,361

	Total	3,366,198

Shares		Value
Common Stocks—continued
	Specialty Retail—2.5%
43,684	Home Depot, Inc.	$1,228,831
52,307	(1)Staples, Inc.	995,925

	Total	2,224,756

	Tobacco—1.4%
41,485	Altria Group, Inc.	1,276,079

	Total Common Stocks (identified cost $82,712,436)	85,116,636

Mutual Fund—3.8%
3,319,513	SSGA Money Market Fund (at net asset value)	3,319,513

	Total Investments—100.0% (identified cost $86,031,949)	$88,436,149

	Other Assets And Liabilities- Net—0.0%	40,826

	Net Assets—100%	$88,476,975

(See Notes to Portfolios of Investments)

VISION Large Cap Value Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—94.7%
	Aerospace & Defense—2.5%
8,350	Boeing Co.	$227,788
17,300	Honeywell International, Inc.	408,280
19,020	Raytheon Co.	569,269

	Total	1,205,337

	Banks—8.5%
24,600	Bank of New York Co., Inc.	650,670
28,000	FleetBoston Financial Corp.	742,560
20,200	KeyCorp	487,022
24,692	U.S. Bancorp	546,928
21,200	Washington Mutual, Inc.	837,400
18,800	Wells Fargo & Co.	907,288

	Total	4,171,868

	Chemicals—1.4%
15,800	Du Pont (E.I.) de Nemours & Co.	671,974

	Commercial Services & Supplies—2.6%
43,100	(1)Cendant Corp.	615,468
49,725	(1)Concord EFS, Inc.	687,697

	Total	1,303,165

	Computers & Peripherals—1.5%
37,900	(1)Electronics for Imaging, Inc.	727,680

	Diversified Financials—13.7%
16,890	Capital One Financial Corp.	707,184
61,233	Citigroup, Inc.	2,403,395
14,800	Countrywide Financial Corp.	1,000,480
12,225	Federal National Mortgage Association	884,968
18,450	Merrill Lynch & Co., Inc.	757,372
22,320	Morgan Stanley	998,820

	Total	6,752,219

	Diversified Telecommunication Services—2.9%
19,400	BellSouth Corp.	494,506
39,250	SBC Communications, Inc.	916,880

	Total	1,411,386

	Electric Utilities—1.9%
15,460	DTE Energy Co.	623,347
5,000	FPL Group, Inc.	304,350

	Total	927,697

	Electronic Equipment & Instruments—1.9%
39,500	(1)Solectron Corp.	126,005
74,270	Symbol Technologies, Inc.	811,771

	Total	937,776

	Energy Equipment & Services—1.7%
8,975	Schlumberger Ltd.	376,322
24,890	(1)Transocean Sedco Forex, Inc.	474,154

	Total	850,476

	Food & Staples Retailing—1.1%
36,700	(1)Kroger Co.	524,810

Shares		Value
Common Stocks—continued
	Healthcare Providers & Services—2.7%
28,200	(1)Caremark Rx, Inc.	$561,462
45,011	Health Management Association, Class A	767,888

	Total	1,329,350

	Hotels, Restaurants & Leisure—2.5%
23,190	Carnival Corp.	639,812
33,560	Darden Restaurants, Inc.	587,636

	Total	1,227,448

	Household Products—0.8%
8,100	Kimberly-Clark Corp.	403,137

	Industrial Conglomerates—2.1%
35,355	General Electric Co.	1,041,205

	Insurance—9.5%
18,700	Allstate Corp.	706,673
29,950	American International Group, Inc.	1,735,602
14,050	Hartford Financial Services Group, Inc.	572,678
17,350	Jefferson-Pilot Corp.	695,561
13,200	Lincoln National Corp.	421,872
16,200	St. Paul Cos., Inc.	556,308

	Total	4,688,694

	Leisure Equipment & Products—0.9%
19,808	Mattel, Inc.	430,626

	Machinery—1.2%
17,265	(1)SPX Corp.	583,557

	Media—11.6%
78,512	(1)AOL Time Warner, Inc.	1,074,044
17,427	(1)Clear Channel Communications, Inc.	681,570
34,035	(1)Comcast Corp., Class A	1,086,057
16,700	(1)Cox Communications, Inc., Class A	552,770
44,344	(1)Liberty Media Corp., Class A	487,784
26,900	(1)Viacom, Inc., Class B	1,167,729
35,909	Walt Disney Co.	670,062

	Total	5,720,016

	Metals & Mining—1.2%
25,468	Alcoa, Inc.	583,981

	Multi-Utilities & Unregulated Power—1.0%
28,250	Duke Energy Corp.	496,917

	Oil & Gas—10.0%
18,650	Burlington Resources, Inc.	863,682
21,050	ChevronTexaco Corp.	1,322,151
26,822	ConocoPhillips	1,349,147
39,414	Exxon Mobil Corp.	1,387,373

	Total	4,922,353

	Pharmaceuticals—1.4%
22,215	Pfizer, Inc.	683,111

	Real Estate—0.9%
20,600	Archstone-Smith Trust	469,680

	Road & Rail—1.3%
19,860	CSX Corp.	635,123

VISION Large Cap Value Fund

Shares		Value
Common Stocks—continued
	Semiconductor Equipment & Products—2.4%
18,950	(1)International Rectifier Corp.	$428,649
29,700	(1)Intersil Holding Corp.	549,450
10,000	Texas Instruments, Inc.	184,900

	Total	1,162,999

	Software—1.2%
47,409	(1)Macromedia, Inc.	597,827

	Specialty Retail—3.3%
35,750	Home Depot, Inc.	1,005,648
31,500	(1)Staples, Inc.	599,760

	Total	1,605,408

	Tobacco—1.0%
15,320	Altria Group, Inc.	471,243

	Total Common Stocks (identified cost $49,470,521)	46,537,063

Shares		Value
Mutual Funds—5.1%
1,974,328	SSGA Money Market Fund	$1,974,328
522,326	SSGA US Government Money Market Fund	522,326

	Total Mutual Funds (at net asset value)	2,496,654

	Total Investments—99.8% (identified cost $51,967,175 )	$49,033,717

	Other Assets And Liabilities- Net—0.2%	82,903

	Net Assets—100%	$49,116,620

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Aggressive Growth

Portfolio of Investments

April 30, 2003

Shares		Value
Mutual Funds—99.1%
	Equity Funds—88.9%
142,377	VISION International Equity Fund, Class A	$1,069,249
267,206	VISION Large Cap Core Fund, Class A	1,501,696
178,938	(1)VISION Large Cap Growth Fund, Class A	1,195,306
136,220	VISION Large Cap Value Fund, Class A	1,145,609
65,543	(1)VISION Mid Cap Stock Fund, Class A	780,613
107,203	VISION Small Cap Stock Fund, Class A	738,628

	Total	6,431,101

Shares		Value
Mutual Funds—continued
	Fixed Income Fund—6.8%
49,626	VISION U.S. Government Securities Fund, Class A	$488,818

	Money Market Fund—3.4%
247,552	VISION Institutional Prime Money Market Fund	247,552

	Total Investments—99.1% (identified cost $8,263,815)	$7,167,471

	Other Assets and Liabilities-Net—0.9%	66,326

	Net Assets—100%	$7,233,797

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Moderate Growth

Portfolio of Investments

April 30, 2003

Shares		Value
Mutual Funds—99.1%
	Equity Funds—59.4%
174,189	VISION International Equity Fund, Class A	$1,308,161
315,914	VISION Large Cap Core Fund, Class A	1,775,438
288,568	(1)VISION Large Cap Growth Fund, Class A	1,927,633
269,168	VISION Large Cap Value Fund, Class A	2,263,704
122,365	(1)VISION Mid Cap Stock Fund, Class A	1,457,362
142,382	VISION Small Cap Stock Fund, Class A	981,013

	Total	9,713,311

Shares		Value
Mutual Funds—continued
	Fixed Income Funds—33.5%
114,616	VISION Institutional Limited Duration U.S. Government Fund	$1,128,965
132,202	VISION Intermediate Term Bond Fund, Class A	1,291,613
311,108	VISION U.S. Government Securities Fund, Class A	3,064,412

	Total	5,484,990

	Money Market Fund—6.2%
1,018,979	VISION Institutional Prime Money Market Fund	1,018,979

	Total Investments—99.1% (identified cost $17,096,641)	$16,217,280

	Other Assets and Liabilities- Net—0.9%	150,023

	Net Assets—100%	$16,367,303

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Conservative Growth

Portfolio of Investments

April 30, 2003

Shares		Value
Mutual Funds—98.9%
	Equity Funds—25.2%
32,778	VISION International Equity Fund, Class A	$246,166
87,413	VISION Large Cap Core Fund, Class A	491,263
58,425	VISION Large Cap Value Fund, Class A	491,356
45,828	VISION Small Cap Stock Fund, Class A	315,757

	Total	1,544,542

	Fixed Income Funds—64.7%
164,063	VISION Institutional Limited Duration U.S. Government Fund	1,616,024
61,516	VISION Intermediate Term Bond Fund, Class A	601,012
176,757	VISION U.S. Government Securities Fund, Class A	1,741,053

	Total	3,958,089

Shares		Value
Mutual Funds—continued
	Money Market Fund—9.0%
552,513	VISION Institutional Prime Money Market Fund	$552,513

	Total Investments—98.9% (identified cost $6,129,659)	$6,055,144

	Other Assets and Liabilities-Net—1.1%	65,387

	Net Assets—100%	$6,120,531

(See Notes to Portfolios of Investments)

VISION New York Municipal Income Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—98.3%
	Guam—0.5%
$375,000	Guam Housing Corp., State Single Family Housing Revenue Bonds, 5.75%, 9/1/2031	AAA/NR	$415,511

	New York—96.2%
45,000	34th Street Partnership, Inc., NY, 5.50% (Original Issue Yield: 5.613%), 1/1/2023	NR/Aa3	46,031
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.20% (Key Bank, N.A. LOC), 12/1/2013	NR/A1	210,860
150,000	Albany, NY, Housing Authority, Revenue Bonds, 5.40% (Key Bank, N.A. LOC), 12/1/2018	NR/A1	157,096
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.50% (Key Bank, N.A. LOC), 12/1/2028	NR/A1	208,258
435,000	Albany, NY, Parking Authority, (Series A), 5.00% (Original Issue Yield: 4.79%), 7/15/2008	BBB+/NR	471,249
500,000	Albany, NY, Parking Authority, (Series A), 5.625% (Original Issue Yield: 5.75%), 7/15/2025	BBB+/NR	516,275
500,000	Appleridge Retirement Community, Revenue Bonds, 5.60% (GNMA Collateralized Home Mortgage Program)/(GNMA Collateralized Home Mortgage Program LOC), 9/1/2021	NR/Aaa	543,700
50,000	Broome County, NY, COPs, 5.25% (MBIA INS)/(Original Issue Yield: 5.578%), 4/1/2022	AAA/Aaa	52,584
10,000	Buffalo & Fort Erie, NY, Public Bridge Authority, 6.00% (MBIA INS)/(Original Issue Yield: 5.05%), 1/1/2004	AAA/Aaa	10,328
1,000,000	Canton, NY, Human Services, 5.75% (Original Issue Yield: 5.80%), 9/1/2032	NR/Baa2	1,039,820
50,000	Erie County, NY, Water Authority, (Series A), 6.00% (AMBAC INS)/(Original Issue Yield: 7.25%), 12/1/2008	AAA/Aaa	57,353

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,000,000	Geneva, NY, Revenue Bond, (Project A), 5.375%, 2/1/2033	A	$1,053,450
125,000	Holiday Square Housing Development Corp., NY, (Section 8), Assisted Project, 5.80% (Holiday Square Management Co.)/(FNMA COL)/(Original Issue Yield: 5.943%), 1/15/2024	NR/Aaa	125,207
20,000	Holland, NY, CSD, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 5.50%), 6/15/2003	AAA/Aaa	20,119
100,000	Housing Corp., NY, Revenue Bonds, 5.00% (Original Issue Yield: 5.65%), 11/1/2018	AAA/Aa3	103,698
25,000	Housing Corp., NY, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.60%), 11/1/2013	AAA/Aa3	25,902
50,000	Lakewood, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield: 5.70%), 4/1/2012	NR/Baa1	52,636
1,000,000	Mahopac, NY, CSD, GO UT (Series C), Bonds, 5.30% (Original Issue Yield: 5.35%), 6/1/2018	NR/Aaa	1,095,930
500,000	Metropolitan Transportation Authority, NY, (Series A), 5.00% (FSA LOC)/ (Original Issue Yield: 5.12%), 11/15/2012	AAA	513,160
1,000,000	Metropolitan Transportation Authority, NY, (Series A), 5.00% (MBIA LOC)/ (Original Issue Yield: 5.21%), 11/15/2012	AAA/Aaa	1,026,320
100,000	Monroe County, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield: 5.60%), 6/1/2009	AA-/Aa1	111,404
25,000	Monroe County, NY, IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA INS)/(Original Issue Yield: 5.799%), 6/1/2010	AAA/Aaa	27,612
25,000	Monroe Woodbury, NY, Center School District, GO UT, 6.70% (FGIC INS), 11/15/2010	AAA/Aaa	26,241

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$870,000	Municipal Assistance Corp. of Troy, NY, Revenue Refunding Bonds (Series A), 5.00% (Original Issue Yield: 5.40%), 1/15/2010	AAA/Aaa	$953,459
375,000	Nassau County, NY, GO UT, 6.05% (MBIA LOC)/(Original Issue Yield: 6.15%), 5/15/2004	AAA/Aaa	388,575
500,000	Nassau County, NY, GO UT, (Series F), 7.00% (FSA LOC), 3/1/2010	AAA/Aaa	615,805
500,000	Nassau County, NY, GO UT, (Series X), 8.00% (MBIA LOC)/(Original Issue Yield: 8.40%), 11/1/2004	AAA/Aaa	549,340
500,000	Nassau County, NY, Special Tax, 5.75% (Original Issue Yield: 5.18%), 11/15/2013	AA–/Aa3	564,035
1,450,000	New York City, NY, (Series B1), 7.20% (Original Issue Yield: 7.30%), 8/15/2008	A/A2	1,577,136
800,000	New York City, NY, (Series G), 5.75% (Original Issue Yield: 6.27%), 2/1/2014	A/A2	869,952
1,060,000	New York City, NY, (Series J), 6.125%, 8/1/2011	A/A2	1,188,324
1,100,000	New York City, NY, Educational Construction Fund, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 5.68%), 4/1/2016	AAA/Aaa	1,212,959
435,000	New York City, NY, GO UT (Series B), Refunding Bonds, 5.80% (Original Issue Yield: 5.88%), 8/1/2013	A/A2	474,163
230,000	New York City, NY, GO UT (Series I), Bonds, 6.25% (Original Issue Yield: 5.85%), 4/15/2006	A/A2	255,627
275,000	New York City, NY, GO UT (Series L), Refunding Bonds, 8.00%, 8/1/2006	AAA/Aaa	326,870
500,000	New York City, NY, GO UT (Series 2000A), 5.75% (Original Issue Yield: 5.79%), 5/15/2018	A/A2	535,845
1,000,000	New York City, NY, Health and Hospitals Corp., (Series A), 5.45% (Original Issue Yield: 5.48%), 2/15/2012	BBB/A3	1,027,530

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,000,000	New York City, NY, IDA, Revenue Bonds, 6.00% (Terminal One Group Association)/(Original Issue Yield: 6.40%), 1/1/2015	BBB+/A3	$1,018,870
595,000	New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Refunding Revenue Bond, 5.40% (FSA INS)/(Original Issue Yield: 5.53%), 1/1/2018	AAA/Aaa	684,583
2,690,000	New York City, NY, Transitional Finance Authority, (Series C), 5.25% (Original Issue Yield: 5.05%), 5/1/2008	AA+/Aa2	2,953,432
65,000	New York City, NY, Transitional Finance Authority, 5.50%, 2/1/2013	AAA/Aaa	73,229
135,000	New York City, NY, Transitional Finance Authority, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 4.62%), 2/1/2011	AA+/Aa2	151,412
1,000,000	New York City, NY, Transitional Finance Authority, Refunding Revenue Bond, 5.75%, 11/1/2011	AA+/Aa2	1,142,360
875,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, 5.75%, 2/15/2015	AA+/Aa2	1,000,011
25,000	New York City Housing Development Corp., Revenue Refunding Bonds, 5.85% (FHA INS), 5/1/2026	AA/Aa2	25,503
1,000,000	New York City Municipal Water Finance Authority, (Series C), 5.125% (Original Issue Yield: 5.43%), 6/15/2033	AA/Aa2	1,030,070
1,000,000	New York City Municipal Water Finance Authority, Revenue Bonds, 5.50% (MBIA INS)/(Original Issue Yield: 5.855%), 6/15/2027	AAA/Aaa	1,087,880
1,455,000	New York Counties Tobacco Trust II, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.30%), 6/1/2025	A/A1	1,223,029

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,310,000	New York State Dormitory Authority, (Series B), 5.50% (Original Issue Yield: 4.89%), 8/15/2013	AAA/Aaa	$1,476,278
1,000,000	New York State Dormitory Authority, (Series C), 5.50% (MBIA LOC)/(Original Issue Yield: 4.09%), 10/1/2014	AAA/Aaa	1,148,460
425,000	New York State Dormitory Authority, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	AA-/A3	535,504
1,575,000	New York State Dormitory Authority, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	AA-/A3	1,902,679
500,000	New York State Dormitory Authority, (Series D), 5.00% (MBIA LOC)/(Original Issue Yield: 5.05%), 10/1/2030	AAA/Aa2	513,015
1,000,000	New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10% (AMBAC LOC), 2/1/2019	NR/Aaa	1,050,400
20,000	New York State Dormitory Authority, Refunding Revenue Bonds (Series B), 5.25% (Original Issue Yield: 5.75%), 5/15/2019	AA-/A3	22,269
500,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.13%), 7/1/2012	AA-/A1	509,730
1,000,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.30%, 7/1/2008	AAA/Aaa	1,076,910
1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.125% (FSA LOC)/ (Original Issue Yield: 5.33%), 8/15/2017	AAA/Aaa	1,054,160
1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.50% (MBIA LOC), 10/1/2017	AAA/Aaa	1,126,350
175,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Arden Hill)/(FHA INS), 8/1/2026	AAA/NR	201,162

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$405,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Wesley Health System)/(FHA INS), 8/1/2026	AAA/NR	$434,954
100,000	New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York), 5/15/2008	AA-/A3	115,686
1,000,000	New York State Dormitory Authority, Revenue Bonds, 6.05% (Lutheran Center at Poughkeepsie)/(Key Bank of New York LOC)/(Original Issue Yield: 6.08%), 7/1/2026	NR/A1	1,062,080
2,315,000	New York State Dormitory Authority, Revenue Bonds, 7.50%, 5/15/2013	AA-/A3	3,021,075
1,000,000	New York State Dormitory Authority, Revenue Refunding Bonds, 5.30% (Rochester, NY)/(MBIA LOC)/(Original Issue Yield: 5.475%), 7/1/2017	AAA/Aaa	1,098,010
95,000	New York State Dormitory Authority, Revenue Refunding Bonds, 7.15% (R & J Jewish Geriatric Center)/(FHA INS), 8/1/2014	AAA/NR	103,057
275,000	New York State Dormitory Authority, Schools Program, 5.10% (Original Issue Yield: 5.14%), 7/1/2011	A-/Baa1	303,988
1,000,000	New York State Dormitory Authority, United Health Services, 5.375% (AMBAC LOC)/(Original Issue Yield: 5.573%), 8/1/2027	AAA/Aaa	1,043,590
430,000	New York State Environmental Facilities Corp., 5.00%, 10/15/2015	AAA/Aaa	463,824
15,000	New York State Environmental Facilities Corp., 5.85%, 1/15/2015	AAA/Aaa	17,000
75,000	New York State Environmental Facilities Corp., Refunding Revenue Bonds, 5.20% (Original Issue Yield: 5.20%), 5/15/2014	AAA/Aaa	85,441

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$75,000	New York State Environmental Facilities Corp., Refunding Revenue Bonds, 5.20% (Original Issue Yield: 5.20%), 5/15/2014	AAA/Aaa	$84,554
1,040,000	New York State Environmental Facilities Corp., Revenue Bonds, 5.85%, 1/15/2015	AAA/Aaa	1,153,142
25,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds (Series A), 5.70% (Occidental Petroleum Corp.)/(Original Issue Yield: 5.75%), 9/1/2028	BBB/Baa2	25,001
980,000	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, (Series B), 5.875% (Original Issue Yield: 5.56%), 1/15/2017	AAA/Aaa	1,133,938
20,000	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, (Series B), 5.875% (Original Issue Yield: 5.56%), 1/15/2017	AAA/Aaa	23,816
1,000,000	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, (Series G), 5.25% (Original Issue Yield: 4.93%), 10/15/2021	AAA/Aaa	1,070,040
35,000	New York State Environmental Facilities Corp., (Series C), 6.40% (Original Issue Yield: 6.40%), 9/15/2006	AAA/Aaa	35,501
1,000,000	New York State Environmental Facilities Corp., (Series G), 5.25% (Original Issue Yield: 4.39%), 10/15/2010	AAA/Aaa	1,105,130
365,000	New York State HFA, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	AA-/A3	411,355
635,000	New York State HFA, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	AAA-/A3	735,679

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$25,000	New York State HFA, (Series A), 6.90%, 8/15/2007	NR/Aa1	$25,572
1,000,000	New York State HFA, (Series A), 7.75% (FHA LOC)/(Original Issue Yield: 7.748%), 2/15/2005	NR/A2	1,070,840
90,000	New York State HFA, Revenue Refunding Bonds, 7.90% (United States Treasury COL), 11/1/2006	AAA/#Aaa	99,615
885,000	New York State HFA, (Series A), Service Contract Obligation Revenue Bonds, 6.375% (Original Issue Yield: 6.45%), 9/15/2015	AAA/A3	1,040,061
1,000,000	New York State Local Government Assistance Corp., Revenue Bond, (Series A), 6.00% (Original Issue Yield: 6.106%), 4/1/2016	AA/A1	1,108,820
50,000	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home Revenue Bonds, 5.95% (FHA LOC)/(Original Issue Yield: 6.00%), 2/15/2010	AAA/NR	53,935
30,000	New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home Revenue Bonds (Series B), 6.00% (Buffalo General Hospital)/(FHA INS)/(Original Issue Yield: 6.219%), 8/15/2014	AAA/NR	32,163
25,000	New York State Medical Care Facilities Finance Agency, Refunding Revenue Bonds, 5.75% (FHA LOC)/(Original Issue Yield: 5.85%), 2/15/2008	AAA/NR	26,893
500,000	New York State Mortgage Agency, (Series 67), 5.80% (Original Issue Yield: 5.799%), 10/1/2028	NR/Aa1	540,635
865,000	New York State Mortgage Agency, (Refunding Revenue Bonds), 5.70% (Original Issue Yield: 5.70%), 4/1/2011	NR/Aa1	919,729
300,000	New York State Mortgage Agency, Revenue Refunding Bonds (Series 53), 5.25%, 10/1/2006	NR/Aa1	327,831

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$500,000	New York State Power Authority, Revenue Bonds (Series 2002A), 5.00%, 11/15/2021	AA-/Aa2	$524,550
400,000	New York State Power Authority, Revenue Bonds (Series A), 5.25% (Original Issue Yield: 5.38%), 11/15/2030	AA-/Aa2	416,016
1,000,000	New York State Thruway Authority, (Series A), 5.125% (Original Issue Yield: 4.601%), 4/1/2011	AAA/Aaa	1,096,850
1,000,000	New York State Thruway Authority, (Series B), 5.00% (Original Issue Yield: 5.35%), 4/1/2007	AAA/Aaa	1,072,470
1,600,000	New York State Thruway Authority, (Series B), 5.25% (FGIC LOC)/(Original Issue Yield: 5.02%), 4/1/2013	AAA/Aaa	1,770,400
1,000,000	New York State Thruway Authority, Highway & Bridge Transportation Fund Revenue Bonds (Series A), 6.00% (Original Issue Yield: 5.69%), 4/1/2015	AAA/Aaa	1,171,520
1,000,000	New York State Thruway Authority, Highway & Bridge Trust Fund Revenue Bonds (Series A), 6.25% (FSA LOC), 4/1/2011	AAA/Aaa	1,180,940
1,000,000	New York State Urban Development Corp., Revenue Refunding Bonds, 5.75% (Original Issue Yield: 5.35%), 7/1/2009	AAA/Aaa	1,137,020
25,000	Niagara Falls, NY, Bridge Commission, (Series B), 5.25% (FGIC INS)/ (Original Issue Yield: 5.35%), 10/1/2015	AAA/Aaa	28,602
300,000	Niagara Falls, NY, City School District, Certificate Participation, 5.625% (MBIA LOC)/(Original Issue Yield: 5.15%), 6/15/2011	AAA/Baa3	346,017
20,000	Niagara Frontier Transportation Authority, Revenue Bonds, 6.00% (Greater Buffalo International Airport)/(AMBAC INS)/(Original Issue Yield: 6.15%), 4/1/2007	AAA/Aaa	21,043

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,000,000	North Babylon Union Free School District, NY, (Series A), 5.50% (FGIC LOC)/(Original Issue Yield: 5.57%), 2/15/2017	NR/Aaa	$1,123,680
340,000	Onondaga County, NY, IDA, (Series A), 4.00% (Original Issue Yield: 3.83%), 12/1/2004	NR/Baa2	350,955
85,000	Onondaga County, NY, IDA, University and College Improvements Revenue Bonds, 5.00%, 3/1/2009	NR/Baa2	91,103
1,580,000	Orange County, NY, GO UT, 5.10% (Original Issue Yield: 5.29%), 7/15/2019	NR/Aa1	1,667,864
170,000	Riverton Housing Corp., Revenue Bonds, 6.65% (FHA INS), 8/1/2024	AA-/NR	189,958
155,000	Schenectady, NY, IDA, (Series A), 5.45% (Union College)/(AMBAC INS)/(Original Issue Yield: 5.467%), 12/1/2029	NR/Aaa	165,170
10,000	Spackenkill, NY, Unified Free School District, GO UT, 6.125%, 9/15/2014	NR/A1	11,971
10,000	Springville, NY, GO UT Refunding Bonds, 7.90%, 8/1/2003	NR/Baa1	10,165
225,000	Syracuse, NY, GO UT (Series A), Refunding Bonds, 5.125%, 2/15/2009	BBB/Baa1	249,075
500,000	Syracuse, NY, GO UT (Series C), 5.50% (FGIC LOC), 1/1/2009	AAA/Aaa	558,485
1,500,000	TSASC, Inc. NY, Cash Flow Management, Public Improvement, 6.25%, 7/15/2027	A/A1	1,396,650
65,000	Tompkins County, NY, GO UT (Series B), 5.625% (Original Issue Yield: 5.80%), 9/15/2013	NR/Aa2	67,302
280,000	Tompkins, NY, Health Care Corp., 10.80% (FHA INS), 2/1/2028	A /NR	325,234
880,000	Tompkins County, NY, IDA, Revenue Bonds, 6.05% (Ithacare Center Project)/(FHA INS), 2/1/2017	AAA/NR	960,784
640,000	Triborough Bridge & Tunnel Authority, NY, (Series A), 5.00% (Original Issue Yield: 5.24%), 1/1/2027	AA-/Aa3	653,274

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$725,000	Triborough Bridge & Tunnel Authority, NY, (Series A), 6.00% (Original Issue Yield: 4.98%), 1/1/2010	AA-/Aa3	$858,197
100,000	Triborough Bridge & Tunnel Authority, NY, (Series B), 5.125% (Original Issue Yield: 4.73%), 11/15/2012	AA-/Aa3	103,197
3,500,000	Triborough Bridge & Tunnel Authority, NY, (Series Y), Refunding Revenue Bond, 6.125% (CapMAC Holdings, Inc.)/(CapMAC Holdings, Inc. LOC)/(Original Issue Yield: 6.20%), 1/1/2021	AAA/Aaa	4,288,690
285,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, 6.75% (Original Issue Yield: 6.821%), 1/1/2009	AA-/Aa3	338,899
510,000	Utica, NY, Industrial Development Agency Civic Facility, 5.50%, 8/15/2013	A/NR	555,069
320,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), 5.375% (Munson Williams Proctor)/(Original Issue Yield: 5.45%), 7/15/2019	NR/Aa3	345,011
270,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), Revenue Bond, 5.50% (Munson Williams Proctor), 7/15/2029	NR/Aa3	285,965
350,000	Valley Center School District, GO UT, 7.15% (AMBAC LOC)/(Original Issue Yield: 7.10%), 6/15/2005	AAA/Aaa	391,654
1,000,000	Webster, NY, CSD, GO UT, 5.125% (FGIC LOC)/(Original Issue Yield: 5.40%), 6/15/2019	NR/Aaa	1,060,260

	Total		82,629,144

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Puerto Rico—0.0%
$25,000	Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10% (American Home Products Corp.)/(Original Issue Yield: 5.30%), 12/1/2018	NR/A3	$25,781

	Wisconsin—1.6%
1,500,000	Badger, WI, Tobacco Asset Securitization Corp., Refunding Revenue Bonds, 6.125%, 6/1/2027	A-/A3	1,350,540

	Total Long-Term Municipals (identified cost $80,449,931)		84,420,976

Short-Term Municipals—0.9%
	New York—0.9%
500,000	New York City Municipal Water Finance Authority, (2001 F-1 Bonds), Daily VRDNs, (Dexia Credit Local LIQ)	AA/Aa2	500,000
300,000	New York City, NY, (Series 1994 A-4), Daily VRDNs, (JPMorgan Chase Bank LOC)	AAA/Aaa	300,000

	Total Short-Term Municipals (at amortized cost)		800,000

	Total Investments—99.2% (identified cost $81,249,931)		$85,220,976

	Other Assets and Liabilities-Net—0.8%		666,455

	Net Assets—100%		$85,887,431

(See Notes to Portfolios of Investments)

VISION Pennsylvania Municipal Income Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—97.8%
	Pennsylvania—97.8%
$1,185,000	Adams County, PA, GO UT Refunding Notes, 5.30% (FGIC INS)/(Original Issue Yield: 5.42%), 11/15/2019	AAA/Aaa	$1,352,523
1,450,000	Allegheny County, PA, Airport Authority, Refunding Revenue Bonds, 5.75% (MBIA INS)/(Original Issue Yield: 4.85%), 1/1/2006	AAA/Aaa	1,588,431
435,000	Allegheny County, PA, Higher Education Building Authority, (Duquesne University Project), 5.125%, 3/1/2013	NR/Aaa	487,413
2,500,000	Allegheny County, PA, Port Authority, Refunding Revenue Bonds, 6.00% (MBIA INS)/(Original Issue Yield: 6.125%), 3/1/2024	AAA/Aaa	2,959,800
755,000	Allegheny County, PA, Residential Finance Agency, Revenue Bond, 5.15%, 11/1/2016	NR/Aaa	789,896
1,210,000	Belle Vernon, PA, Area School District, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 6.09%), 4/1/2021	AAA/Aaa	1,425,247
1,330,000	Berks County, PA, Municipal Authority, Refunding Revenue Bonds, 7.10% (FGIC INS)/(Original Issue Yield: 7.226%), 5/15/2022	AAA/Aaa	1,412,447
1,000,000	Blair County, PA, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 3.45%), 8/1/2007	NR/Aaa	1,116,410
1,000,000	Butler County, PA, IDA, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 6.00%), 7/15/2011	AAA/Aaa	1,189,060
1,070,000	Charleroi, PA, Area School District, (Series C), 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 10/1/2014	AAA/NR	1,255,977
1,300,000	Charleroi, PA, Area School District, (Series C), 6.00% (FGIC INS), 10/1/2017	AAA/NR	1,544,946

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$30,000	Charleroi, PA, Area School District, (Series C), 6.00% (FGIC INS), 10/1/2017	AAA/NR	$35,238
2,000,000	Commonwealth of Pennsylvania, GO UT, 5.25% (Original Issue Yield: 4.69%), 10/15/2008	AA/Aa2	2,281,160
3,000,000	Commonwealth of Pennsylvania, GO UT, 6.00% (Original Issue Yield: 5.96%), 1/15/2018	AA/Aa2	3,498,120
475,000	Commonwealth of Pennsylvania, GO UT, (Series, 2nd), 5.10% (FSA INS)/(Original Issue Yield: 5.20%), 5/1/2022	AAA/Aaa	501,049
2,150,000	Commonwealth of Pennsylvania, GO UT Bonds, 5.75%, 1/15/2009	AA/Aa2	2,482,713
640,000	Conestoga Valley, PA, School District, (Series A), 4.50% (FGIC INS)/ (Original Issue Yield: 2.95%), 5/1/2005	NR/Aaa	679,507
600,000	Dover, PA, Area School District, GO UT, 4.50% (FGIC INS)/(Original Issue Yield: 4.09%), 4/1/2014	Aaa	638,508
1,365,000	Greater Johnstown, PA, School District, GO UT, 5.00% (FGIC INS), 2/1/2009	AAA	1,518,576
710,000	Greene County, PA, IDA, Refunding Revenue Bonds, 4.75% (MBIA INS)/ (Original Issue Yield: 4.749%), 2/1/2007	AAA/Aaa	776,222
505,000	Harbor Creek, PA, School District, (Series C), 4.00% (FGIC INS)/(Original Issue Yield: 3.25%), 8/1/2006	AAA/Aaa	541,461
1,300,000	Indiana County, PA, IDA, (Series A), 5.875% (AMBAC INS)/(Original Issue Yield: 6.04%), 11/1/2029	AAA/Aaa	1,438,398
795,000	Keystone, PA, Central School District, GO UT, 2.80%, 9/1/2004	A/NR	810,820
1,000,000	Lampeter-Strasburg, PA, School District, GO UT, 4.00% (FGIC INS)/(Original Issue Yield: 2.95%), 4/1/2008	Aaa	1,071,170

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$2,000,000	Lancaster County, PA, (Series A), 5.60% (FGIC INS)/(Original Issue Yield: 5.65%), 5/1/2012	NR/Aaa	$2,279,900
500,000	Lancaster, PA, School District, GO UT, 2.00% (FGIC INS)/(Original Issue Yield: 2.02%), 2/15/2005	AAA	505,775
1,020,000	Loyalsock Township, PA, School District, GO UT, 4.00% (MBIA INS)/ (Original Issue Yield: 3.15%), 11/1/2005	AAA/Aaa	1,083,730
1,500,000	Manheim, PA, Central School District, GO UT, 4.95% (FGIC INS), 6/1/2011	NR/Aaa	1,590,255
890,000	Millville, PA, Area School District, GO UT, 5.75% (AMBAC INS)/(Original Issue Yield: 5.748%), 6/1/2017	AAA/Aaa	969,717
1,500,000	Montgomery County, PA, IDA, Refunding Revenue Bonds, 5.35% (MBIA INS)/(Original Issue Yield: 5.46%), 8/15/2027	NR/Aaa	1,599,015
1,500,000	North Allegheny, PA, School District, GO UT, 5.75% (FGIC INS), 11/10/2012	AAA/Aaa	1,770,570
1,000,000	North Penn, PA, School District, GO UT, 4.00% (Financial Security Assurance, Inc. INS)/(Original Issue Yield: 3.999%), 9/1/2004	NR/Aaa	1,037,370
555,000	Northern Tioga, PA, School District, GO UT, 4.40% (Original Issue Yield: 4.45%), 9/15/2012	AAA/Aaa	561,965
630,000	Owen J. Roberts School District, PA, GO UT Prerefunded (Series A) Bonds, 5.375% (Original Issue Yield: 5.50%), 5/15/2018	AAA/Aaa	710,092
870,000	Owen J. Roberts School District, PA, GO UT Unrefunded (Series A) Bonds, 5.375% (Original Issue Yield: 5.50%), 5/15/2018	AAA/Aaa	957,235
1,000,000	Oxford, PA, School District, (Series A), 4.00% (FGIC INS)/(Original Issue Yield: 3.25%), 2/15/2005	AAA/Aaa	1,046,830

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$1,000,000	Parkland, PA, School District, GO UT, 5.25% (FGIC INS)/(Original Issue Yield: 3.80%), 9/1/2004	NR/Aaa	$1,053,890
1,410,000	Pennsylvania HFA, (Series 58A), 5.85%, 4/1/2017	AA+/Aa2	1,474,155
2,000,000	Pennsylvania HFA, (Series 68A), 6.10%, 4/1/2021	AA+/Aa2	2,140,260
1,115,000	Pennsylvania HFA, (Series 69A), 6.15% (FHA/VA MTGS LOC), 10/1/2020	AA+/Aa2	1,198,614
1,295,000	Pennsylvania HFA, (Series 70A), 5.80%, 10/1/2021	AA+/Aa2	1,376,637
1,170,000	Pennsylvania HFA, (Series 72A), 3.80% (Original Issue Yield: 3.80%), 10/1/2005	AA+/Aa2	1,222,311
2,000,000	Pennsylvania Intergovernmental Coop Authority, Special Tax, 5.25% (FGIC INS)/(Original Issue Yield: 5.012%), 6/15/2015	AAA/Aaa	2,208,180
1,475,000	Pennsylvania State, 5.00%, 8/1/2016		1,586,053
1,000,000	Pennsylvania State, GO UT, 6.00% (Original Issue Yield: 5.47%), 1/15/2010	AA/Aa2	1,166,240
1,000,000	Pennsylvania State Higher Education Assistance Agency, (Series 2002 A), 2.35% TOBs (FSA INS)/(Bayerische Landesbank Girozentrale, Lloyds TSB Bank PLC, London, State Street Bank and Trust Co. LIQ) and WestLB AG LOCs), Optional Tender	AAA/Aaa	1,001,890
250,000	Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.25% (Bryn Mawr College)/(AMBAC INS)/(Original Issue Yield: 4.06%), 12/1/2012	AAA/Aaa	285,732
425,000	Pennsylvania State Higher Education Facilities Authority, University and College Improvement Bonds, 5.25% (Temple University)/(MBIA INS), 4/1/2014	AAA/Aaa	470,037
500,000	Pennsylvania State IDA, Economic Development Revenue Bonds, 5.50% (AMBAC INS), 7/1/2013	AAA/Aaa	576,155

VISION Small Cap Stock Fund

Shares		Value
Common Stocks—continued
	Internet & Catalog Retail—0.2%
25,000	(1)Alloy Online, Inc.	$151,250
5,100	(1)Insight Enterprises, Inc.	38,454

	Total	189,704

	Internet Software & Services—3.0%
36,000	(1)Broadvision, Inc.	143,640
210,990	(1)Corillian Corp.	213,100
72,950	(1)Digital Insight Corp.	1,178,872
131,000	(1)DoubleClick, Inc.	1,126,600
36,000	(1)LendingTree, Inc.	510,120
11,300	(1)TriZetto Group, Inc.	61,020
1,700	(1)WebEx Communications, Inc.	17,510

	Total	3,250,862

	Leisure Equipment & Products—0.8%
13,600	Action Performance Cos., Inc.	251,464
10,800	Polaris Industries, Inc., Class A	570,996

	Total	822,460

	Machinery—2.7%
32,700	Albany International Corp., Class A	776,298
17,400	Briggs & Stratton Corp.	785,436
20,800	Harsco Corp.	716,976
35,300	Timken Co.	624,810

	Total	2,903,520

	Media—0.9%
53,200	(1)Macrovision Corp.	940,044

	Metals & Mining—1.5%
18,400	Commercial Metals Corp.	284,464
19,000	Quanex Corp.	546,440
14,700	Southern Peru Copper Corp.	229,908
21,400	(1)Steel Dynamics, Inc.	258,940
29,700	Steel Technologies, Inc.	326,106

	Total	1,645,858

	Multi-Utilities & Unregulated Power—0.9%
25,400	Avista Corp.	300,482
32,300	ONEOK, Inc.	612,731

	Total	913,213

	Multiline Retail—0.5%
42,400	Shopko Stores, Inc.	510,072

	Office Electronics—0.5%
1,000	(1)Gerber Scientific, Inc.	8,250
63,400	Ikon Office Solutions, Inc.	491,984

	Total	500,234

	Oil & Gas—0.6%
16,200	Holly Corp.	461,538
4,900	(1)Stone Energy Corp.	172,137

	Total	633,675

	Pharmaceuticals—1.8%
32,700	Alpharma, Inc., Class A	609,855
19,900	(1)Antigenics, Inc.	195,816
23,900	(1)AtheroGenics, Inc.	217,490
7,100	(1)Atrix Labs, Inc.	124,676

Shares		Value
Common Stocks—continued
	Pharmaceuticals—continued
11,000	(1)Esperion Therapeutics, Inc.	$125,400
52,100	ICN Pharmaceuticals, Inc.	455,875
15,700	(1)Vicuron Pharmaceuticals, Inc.	184,475

	Total	1,913,587

	Real Estate—3.3%
14,100	Bedford Property Investors, Inc.	375,765
55,000	Boykin Lodging Co.	451,550
5,100	Colonial Properties Trust	173,451
67,600	HRPT Properties Trust	610,428
30,000	Koger Equity, Inc.	480,000
32,400	Mission West Properties, Inc.	319,464
18,700	Novastar Financial, Inc.	803,165
12,600	RAIT Investment Trust	283,500

	Total	3,497,323

	Road & Rail—0.6%
4,800	Arkansas Best Corp.	121,680
27,700	(1)Dollar Thrifty Automotive Group	454,557
4,700	(1)SCS Transportation, Inc.	56,306

	Total	632,543

	Semiconductor Equipment & Products—5.4%
3,400	(1)Dupont Photomasks, Inc.	63,206
42,000	(1)FEI Co.	768,180
191,800	(1)Lattice Semiconductor Corp.	1,664,824
3,200	Microsemi Corp.	37,536
8,400	(1)Mykrolis Corp.	67,368
11,500	(1)Omnivision Technologies, Inc.	279,220
294,300	(1)Pixelworks, Inc.	2,192,535
2,800	(1)Rudolph Technologies, Inc.	42,308
10,800	Skyworks Solutions, Inc.	57,780
12,400	(1)Trident Microsystems, Inc.	47,740
146,400	(1)Triquint Semiconductor, Inc.	513,864
2,300	(1)Zoran Corp.	40,917

	Total	5,775,478

	Software—7.4%
19,000	(1)Advent Software, Inc.	239,210
83,800	(1)Dendrite International, Inc.	858,112
116,400	(1)Digimarc Corp.	1,494,692
30,400	Henry Jack & Associates, Inc.	396,112
138,500	(1)Mentor Graphics Corp.	1,443,170
127,900	(1)Novell, Inc.	351,725
294,300	(1)ONYX Software Corp.	176,580
11,600	(1)Quest Software, Inc.	124,120
7,600	(1)RadiSys Corp.	64,296
311,300	(1)Red Hat, Inc.	1,867,800
40,100	(1)Sybase, Inc.	513,280
5,700	(1)Take-Two Interactive Software, Inc.	128,250
36,700	(1)Transaction Systems Architects, Inc., Class A	255,065

	Total	7,912,412

	Specialty Retail—3.1%
4,800	(1)A.C. Moore Arts & Crafts, Inc.	82,704
20,600	(1)Chicos Fas, Inc.	501,404
19,700	(1)Cost Plus, Inc.	605,381

VISION Small Cap Stock Fund

Shares		Value
Common Stocks—continued
	Specialty Retail—continued
11,000	(1)Gymboree Corp.	$183,810
28,500	(1)Hollywood Entertainment Corp.	505,875
27,900	(1)Hot Topic, Inc.	682,155
9,600	(1)Pacific Sunwear of California	219,168
66,900	(1)Sports Authority, Inc.	577,347

	Total	3,357,844

	Textiles Apparel & Luxury Goods—1.7%
31,300	(1)Kenneth Cole Productions, Inc., Class A	721,465
22,000	Phillips Van Heusen Corp.	292,160
18,800	(1)Quiksilver, Inc.	612,880
13,000	Unifirst Corp.	213,850

	Total	1,840,355

	Tobacco—0.8%
20,400	Standard Commercial Corp.	326,604
12,500	Universal Corp.	488,125

	Total	814,729

	Total Common Stocks (identified cost $99,951,409)	104,370,135

Shares		Value
Mutual Funds—2.1%
2,193,958	SSGA Money Market Fund	$2,193,958
71,430	SSGA US Government Money Market Fund	71,430

	Total Mutual Funds (at net asset value)	2,265,388

	Total Investments—99.7% (identified cost $102,216,797)	$106,635,523

	Other Assets and Liabilities–Net—0.3%	285,805

	Net Assets—100%	$106,921,328

(See Notes to Portfolios of Investments)

VISION Mid Cap Stock Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—98.5%
	Aerospace & Defense—1.4%
40,300	Precision Castparts Corp.	$1,115,907
17,200	Rockwell Collins	367,736

	Total	1,483,643

	Air Freight & Logistics—2.2%
15,000	CNF Transportation, Inc.	455,100
38,300	(1)EGL, Inc.	614,332
33,500	Expeditors International Washington, Inc.	1,218,027

	Total	2,287,459

	Auto Components—3.5%
16,800	Borg-Warner Automotive, Inc.	985,656
30,500	Magna International, Inc., Class A	1,788,215
21,700	Superior Industries International, Inc.	858,452

	Total	3,632,323

	Automobiles—0.5%
11,700	Harley Davidson, Inc.	519,948

	Banks—9.0%
32,400	Amsouth Bancorporation	682,020
47,300	Charter One Financial, Inc.	1,374,065
8,000	First Community Bancorp	238,320
41,800	First Tennessee National Corp.	1,830,840
45,000	National Commerce Financial Corp.	915,300
37,400	North Fork Bancorp, Inc.	1,210,264
42,100	SouthTrust Corp.	1,130,848
23,800	TCF Financial Corp.	942,480
13,500	Union Planters Corp.	385,290
32,000	W Holding Co., Inc.	630,080

	Total	9,339,507

	Beverages—1.0%
26,100	(1)Constellation Brands, Inc., Class A	699,741
25,000	PepsiAmericas, Inc.	312,250

	Total	1,011,991

	Biotechnology—1.4%
25,200	(1)CV Therapeutics, Inc.	503,496
23,000	(1)Genzyme Corp.	926,440

	Total	1,429,936

	Chemicals—2.6%
14,500	Eastman Chemical Co.	442,685
11,500	Ecolab, Inc.	587,535
10,000	(1)FMC Corp.	181,200
21,200	Georgia Gulf Corp.	479,120
21,000	Lubrizol Corp.	663,810
5,500	Praxair, Inc.	319,440

	Total	2,673,790

	Commercial Services & Supplies—3.0%
29,400	Arbitron, Inc.	1,001,364
10,500	Avery Dennison Corp.	556,605
32,200	(1)Certegy, Inc.	804,678

Shares		Value
Common Stocks—continued
	Commercial Services & Supplies—continued
20,000	Harland (John H.) Co.	$479,000
8,000	(1)Waste Connections, Inc.	269,120

	Total	3,110,767

	Communications Equipment—0.9%
98,800	(1)CIENA Corp.	481,156
73,800	(1)Tellabs, Inc.	456,084

	Total	937,240

	Computers & Peripherals—1.3%
39,600	EMC Corp. Mass	359,964
14,100	(1)Lexmark International Group, Class A	1,050,591

	Total	1,410,555

	Construction & Engineering—0.5%
12,771	Jacobs Engineering Group, Inc.	525,527

	Containers & Packaging—1.6%
15,600	Ball Corp.	876,096
58,600	(1)Smurfit-Stone Container Corp.	824,502

	Total	1,700,598

	Diversified Financials—0.5%
10,500	Moody’s Corp.	507,045

	Diversified Telecommunication Services—0.3%
11,000	CenturyTel, Inc.	323,950

	Electric Utilities—2.5%
14,600	Constellation Energy Group	427,488
33,500	Entergy Corp.	1,561,435
10,000	FPL Group, Inc.	608,700

	Total	2,597,623

	Electronic Equipment & Instruments—1.2%
25,000	(1)Tektronix, Inc.	469,250
65,000	(1)Vishay Intertechnology, Inc.	812,500

	Total	1,281,750

	Energy Equipment & Services—4.1%
33,900	(1)Cooper Cameron Corp.	1,622,454
24,300	Halliburton Co.	520,263
27,300	(1)Noble Corp.	844,935
37,100	(1)Smith International, Inc.	1,319,276

	Total	4,306,928

	Food & Staples Retailing—0.2%
17,000	(1)Duane Reade, Inc.	228,650

	Food Products—2.2%
43,200	Archer-Daniels-Midland Co.	478,656
24,100	ConAgra, Inc.	506,100
29,800	Hormel Foods Corp.	685,698
27,400	Sensient Technologies Corp.	605,540

	Total	2,275,994

VISION Mid Cap Stock Fund

Shares		Value
Common Stocks—continued
	Gas Utilities—1.0%
40,200	Sempra Energy	$1,078,968

	Healthcare Equipment & Supplies—1.6%
12,000	Becton, Dickinson & Co.	424,800
21,200	(1)Respironics, Inc.	814,504
7,800	St. Jude Medical, Inc.	409,188

	Total	1,648,492

	Healthcare Providers & Services—6.2%
24,600	(1)Anthem, Inc.	1,688,544
28,900	(1)Community Health Systems, Inc.	549,100
48,400	(1)DaVita, Inc.	998,008
24,500	(1)LifePoint Hospitals, Inc.	478,240
31,300	(1)Triad Hospitals, Inc.	688,913
21,100	Universal Health Services, Inc., Class B	815,937
16,600	(1)Wellpoint Health Networks, Inc.	1,260,604

	Total	6,479,346

	Hotels, Restaurants & Leisure—2.4%
30,000	(1)Boyd Gaming Corp.	427,500
14,800	(1)Brinker International, Inc.	469,900
35,800	Darden Restaurants, Inc.	626,858
34,700	Hilton Hotels Corp.	462,204
13,000	(1)Penn National Gaming, Inc.	253,890
7,400	Wendy’s International, Inc.	214,896

	Total	2,455,248

	Household Durables—2.2%
7,900	Black & Decker Corp.	325,875
14,800	Centex Corp.	977,096
44,700	Maytag Corp.	931,548

	Total	2,234,519

	IT Services—3.5%
108,100	(1)Accenture Ltd.	1,731,762
31,600	(1)Computer Sciences Corp.	1,041,220
39,000	(1)SunGuard Data Systems, Inc.	838,500

	Total	3,611,482

	Insurance—8.6%
19,400	Everest Re Group Ltd.	1,351,210
28,400	Fidelity National Financial, Inc.	976,960
20,000	Gallagher (Arthur J.) & Co.	499,800
21,500	Hartford Financial Services Group, Inc.	876,340
53,200	Old Republic International Corp.	1,627,920
13,200	PartnerRe Ltd.	706,200
32,100	Protective Life Corp.	922,233
25,700	Radian Group, Inc.	1,020,290
15,000	Torchmark Corp.	581,250
22,400	Travelers Property Casualty Corp., Class A	363,552

	Total	8,925,755

	Internet Software & Services—0.6%
24,900	(1)Yahoo, Inc.	617,022

	Machinery—0.7%
3,200	Danaher Corp.	220,736
8,700	ITT Industries, Inc.	507,210

	Total	727,946

Shares		Value
Common Stocks—continued
	Media—2.3%
18,200	(1)Entercom Communication Corp.	$884,338
7,500	(1)Scholastic Corp.	213,075
36,200	Westwood One, Inc.	1,263,380

	Total	2,360,793

	Multi-Utilities & Unregulated Power—0.9%
51,600	Energy East Corp.	940,152

	Multiline Retail—1.1%
23,600	Family Dollar Stores, Inc.	806,884
5,400	(1)Kohl’s Corp.	306,720

	Total	1,113,604

	Oil & Gas—6.1%
15,000	Apache Corp.	858,750
36,302	Devon Energy Corp.	1,715,260
25,600	Imperial Oil Ltd.	774,656
43,500	Marathon Oil Corp.	990,495
24,500	Murphy Oil Corp.	1,020,425
28,000	Sunoco Inc.	1,041,880

	Total	6,401,466

	Paper & Forest Products—0.7%
98,400	Abitibi-Consolidated, Inc.	688,800

	Pharmaceuticals—2.8%
31,100	(1)InterMune, Inc.	632,263
57,900	(1)King Pharmaceuticals, Inc.	730,119
41,500	(1)Sepracor, Inc.	794,725
36,500	(1)Shire Pharmaceuticals Group PLC, ADR	726,350

	Total	2,883,457

	Road & Rail—1.0%
15,000	(1)Genesee & Wyoming, Inc., Class A	259,500
20,000	Norfolk Southern Corp.	424,200
12,000	(1)Yellow Corp.	320,400

	Total	1,004,100

	Semiconductor Equipment & Products—3.4%
42,100	(1)Altera Corp.	665,601
16,700	(1)FEI Co.	305,443
16,800	(1)KLA-Tencor Corp.	688,800
52,800	(1)Novellus Systems, Inc.	1,480,512
33,100	(1)Teradyne, Inc.	383,960

	Total	3,524,316

	Software—5.6%
70,700	(1)BEA Systems, Inc.	757,197
62,200	(1)BMC Software, Inc.	928,024
25,000	MSC Software Corp.	154,500
12,200	(1)Mercury Interactive Corp.	414,068
45,400	(1)Network Associates, Inc.	518,922
24,800	(1)Progress Software Corp.	483,352
39,300	Reynolds & Reynolds Co., Class A	1,132,233
33,500	(1)Symantec Corp.	1,472,325

	Total	5,860,621

VISION Mid Cap Stock Fund

Shares		Value
Common Stocks—continued
	Specialty Retail—6.1%
17,900	(1)AutoZone, Inc.	$1,446,499
20,800	(1)Bed Bath & Beyond, Inc.	821,808
26,800	(1)CDW Computer Centers, Inc.	1,142,752
45,300	(1)Staples, Inc.	862,512
24,000	TJX Cos., Inc.	462,000
62,800	(1)Williams-Sonoma, Inc.	1,625,264

	Total	6,360,835

	Textiles Apparel & Luxury Goods—0.5%
15,000	Liz Claiborne, Inc.	487,950

	Tobacco—1.3%
44,900	UST, Inc.	1,406,717

	Total Common Stocks (identified cost $98,052,220)	102,396,813

Shares		Value
Mutual Fund—2.0%
2,107,798	SSGA Money Market Fund (at net asset value)	$2,107,798

	Total Investments—100.5% (identified cost $100,160,018)	$104,504,611

	Other Assets and Liabilities- Net—(0.5)%	(528,330)

	Net Assets—100%	$103,976,281

(See Notes to Portfolios of Investments)

VISION Large Cap Growth Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—96.2%
	Air Freight & Logistics—2.6%
7,200	United Parcel Service, Inc.	$447,264

	Beverages—6.5%
15,700	Coca-Cola Co.	634,280
11,600	PepsiCo, Inc.	502,048

	Total	1,136,328

	Biotechnology—4.8%
13,500	(1)Amgen, Inc.	827,685

	Building Products—2.9%
24,200	Masco Corp.	509,894

	Communications Equipment—6.1%
36,800	Nokia Oyj, Class A, ADR	609,776
14,000	Qualcomm, Inc.	446,460

	Total	1,056,236

	Diversified Financials—2.1%
9,400	Citigroup, Inc.	368,950

	Energy Equipment & Services—6.9%
8,700	GlobalSantaFe Corp.	184,092
16,600	Schlumberger Ltd.	696,038
16,400	(1)Transocean Sedco Forex, Inc.	312,420

	Total	1,192,550

	Healthcare Equipment & Supplies—5.1%
18,700	Medtronic, Inc.	892,738

	Hotels Restaurants & Leisure—2.5%
12,200	Marriott International, Inc., Class A	438,102

	Household Durables—2.9%
16,300	Newell Rubbermaid, Inc.	496,824

	Household Products—9.9%
15,900	Colgate-Palmolive Co.	909,003
9,000	Procter & Gamble Co.	808,650

	Total	1,717,653

	Industrial Conglomerates—3.7%
5,100	3M Co.	642,804

	Insurance—6.6%
11,650	American International Group, Inc.	675,117
9,900	Marsh & McLennan Cos., Inc.	472,032

	Total	1,147,149

Shares		Value
Common Stocks—continued
	Internet & Catalog Retail—0.8%
1,500	(1)eBay, Inc.	$139,155

	Machinery—1.4%
4,600	Caterpillar, Inc.	241,960

	Media—6.0%
6,600	Gannett Co., Inc.	499,752
29,500	Walt Disney Co.	550,470

	Total	1,050,222

	Multiline Retail—4.6%
8,800	(1)Costco Wholesale Corp.	304,744
8,600	(1)Kohl’s Corp.	488,480

	Total	793,224

	Personal Products—3.7%
21,300	Gillette Co.	648,585

	Pharmaceuticals—12.5%
14,600	Johnson & Johnson	822,856
7,700	Lilly (Eli) & Co.	491,414
28,160	Pfizer, Inc.	865,920

	Total	2,180,190

	Software—4.6%
7,700	(1)Electronic Arts, Inc.	456,379
13,400	Microsoft Corp.	342,638

	Total	799,017

	Total Common Stocks (identified cost $16,818,279)	16,726,530

Mutual Fund—3.8%
665,304	SSGA Money Market Fund (at net asset value)	665,304

	Total Investments—100% (identified cost $17,483,583)	$17,391,834

	Other Assets and Liabilities-Net—0.0%	(3,232)

	Net Assets—100%	$17,388,602

(See Notes to Portfolios of Investments)

VISION Large Cap Core Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—96.2%
	Aerospace & Defense—2.2%
9,189	Boeing Co.	$250,676
32,804	Honeywell International, Inc.	774,174
32,179	Raytheon Co.	963,117

	Total	1,987,967

	Banks—4.8%
32,210	Bank of New York Co., Inc.	851,955
45,902	U.S. Bancorp	1,016,729
34,445	Washington Mutual, Inc.	1,360,578
20,537	Wells Fargo & Co.	991,116

	Total	4,220,378

	Beverages—1.1%
23,720	Coca-Cola Co.	958,288

	Biotechnology—1.7%
24,436	(1)Amgen, Inc.	1,498,171

	Chemicals—1.0%
19,960	Du Pont (E.I.) de Nemours & Co.	848,899

	Commercial Services & Supplies—4.0%
102,729	(1)Cendant Corp.	1,466,970
74,195	(1)Concord EFS, Inc.	1,026,117
26,712	First Data Corp., Class	1,047,912

	Total	3,540,999

	Communications Equipment—1.8%
104,896	(1)Cisco Systems, Inc.	1,577,636

	Computers & Peripherals—4.0%
44,035	(1)Dell Computer Corp.	1,273,052
27,041	International Business Machines Corp.	2,295,781

	Total	3,568,833

	Diversified Financials—9.0%
31,427	Capital One Financial Corp.	1,315,848
80,486	Citigroup, Inc.	3,159,076
23,504	Federal National Mortgage Association	1,701,455
19,439	Merrill Lynch & Co., Inc.	797,971
21,902	Morgan Stanley	980,115

	Total	7,954,465

	Diversified Telecommunication Services—2.1%
50,101	Verizon Communications	1,872,775

	Electronic Equipment & Instruments—1.9%
204,117	(1)Solectron Corp.	651,133
96,458	Symbol Technologies, Inc.	1,054,286

	Total	1,705,419

	Energy Equipment & Services—1.6%
17,334	Schlumberger Ltd.	726,815
37,340	(1)Transocean Sedco Forex, Inc.	711,327

	Total	1,438,142

	Food & Staples Retailing—1.3%
82,095	(1)Kroger Co.	1,173,959

Shares		Value
Common Stocks—continued
	Healthcare Equipment & Supplies—1.0%
19,231	Medtronic, Inc.	$918,088

	Healthcare Providers & Services—4.5%
53,165	(1)Caremark Rx, Inc.	1,058,515
26,040	(1)Express Scripts, Inc., Class A	1,535,318
79,606	Health Management Association, Class A	1,358,078

	Total	3,951,911

	Hotels, Restaurants & Leisure—2.6%
44,610	Carnival Corp.	1,230,790
62,010	Darden Restaurants, Inc.	1,085,795

	Total	2,316,585

	Household Products—0.8%
15,120	Kimberly-Clark Corp.	752,522

	IT Services—1.6%
86,060	(1)Accenture Ltd.	1,378,681

	Industrial Conglomerates—3.9%
116,443	General Electric Co.	3,429,246

	Insurance—4.9%
28,105	American International Group, Inc.	1,628,685
20,905	Hartford Financial Services Group, Inc.	852,088
19,385	Jefferson-Pilot Corp.	777,145
32,267	St. Paul Cos., Inc.	1,108,049

	Total	4,365,967

	Leisure Equipment & Products—0.9%
36,594	Mattel, Inc.	795,554

	Media—9.3%
105,341	(1)AOL Time Warner, Inc.	1,441,065
30,930	(1)Clear Channel Communications, Inc.	1,209,672
58,095	(1)Comcast Corp., Class A	1,853,811
31,540	(1)Cox Communications, Inc., Class A	1,043,974
27,905	(1)Viacom, Inc., Class B	1,211,356
78,752	Walt Disney Co.	1,469,512

	Total	8,229,390

	Metals & Mining—1.5%
56,230	Alcoa, Inc.	1,289,354

	Multiline Retail—1.2%
18,382	Wal-Mart Stores, Inc.	1,035,274

	Oil & Gas—5.2%
24,956	Burlington Resources, Inc.	1,155,712
13,716	ChevronTexaco Corp.	861,502
18,850	ConocoPhillips	948,155
45,577	Exxon Mobil Corp.	1,604,310

	Total	4,569,679

	Personal Products—1.0%
27,931	Gillette Co.	850,499

	Pharmaceuticals—9.5%
15,790	Johnson & Johnson	889,924
17,746	Lilly (Eli) & Co.	1,132,550

VISION Large Cap Core Fund

Shares		Value
Common Stocks—continued
	Pharmaceuticals—continued
34,719	Merck & Co., Inc.	$2,019,951
106,071	Pfizer, Inc.	3,261,683
24,755	Wyeth	1,077,585

	Total	8,381,693

	Real Estate—1.0%
37,330	Archstone-Smith Trust	851,124

	Semiconductor Equipment & Products—3.1%
34,387	Intel Corp.	632,721
34,568	(1)International Rectifier Corp.	781,928
55,485	(1)Intersil Holding Corp.	1,026,473
18,766	Texas Instruments, Inc.	346,983

	Total	2,788,105

	Software—3.8%
8,990	(1)Electronic Arts, Inc.	532,837
110,808	Microsoft Corp.	2,833,361

	Total	3,366,198

Shares		Value
Common Stocks—continued
	Specialty Retail—2.5%
43,684	Home Depot, Inc.	$1,228,831
52,307	(1)Staples, Inc.	995,925

	Total	2,224,756

	Tobacco—1.4%
41,485	Altria Group, Inc.	1,276,079

	Total Common Stocks (identified cost $82,712,436)	85,116,636

Mutual Fund—3.8%
3,319,513	SSGA Money Market Fund (at net asset value)	3,319,513

	Total Investments—100.0% (identified cost $86,031,949)	$88,436,149

	Other Assets And Liabilities- Net—0.0%	40,826

	Net Assets—100%	$88,476,975

(See Notes to Portfolios of Investments)

VISION Large Cap Value Fund

Portfolio of Investments

April 30, 2003

Shares		Value
Common Stocks—94.7%
	Aerospace & Defense—2.5%
8,350	Boeing Co.	$227,788
17,300	Honeywell International, Inc.	408,280
19,020	Raytheon Co.	569,269

	Total	1,205,337

	Banks—8.5%
24,600	Bank of New York Co., Inc.	650,670
28,000	FleetBoston Financial Corp.	742,560
20,200	KeyCorp	487,022
24,692	U.S. Bancorp	546,928
21,200	Washington Mutual, Inc.	837,400
18,800	Wells Fargo & Co.	907,288

	Total	4,171,868

	Chemicals—1.4%
15,800	Du Pont (E.I.) de Nemours & Co.	671,974

	Commercial Services & Supplies—2.6%
43,100	(1)Cendant Corp.	615,468
49,725	(1)Concord EFS, Inc.	687,697

	Total	1,303,165

	Computers & Peripherals—1.5%
37,900	(1)Electronics for Imaging, Inc.	727,680

	Diversified Financials—13.7%
16,890	Capital One Financial Corp.	707,184
61,233	Citigroup, Inc.	2,403,395
14,800	Countrywide Financial Corp.	1,000,480
12,225	Federal National Mortgage Association	884,968
18,450	Merrill Lynch & Co., Inc.	757,372
22,320	Morgan Stanley	998,820

	Total	6,752,219

	Diversified Telecommunication Services—2.9%
19,400	BellSouth Corp.	494,506
39,250	SBC Communications, Inc.	916,880

	Total	1,411,386

	Electric Utilities—1.9%
15,460	DTE Energy Co.	623,347
5,000	FPL Group, Inc.	304,350

	Total	927,697

	Electronic Equipment & Instruments—1.9%
39,500	(1)Solectron Corp.	126,005
74,270	Symbol Technologies, Inc.	811,771

	Total	937,776

	Energy Equipment & Services—1.7%
8,975	Schlumberger Ltd.	376,322
24,890	(1)Transocean Sedco Forex, Inc.	474,154

	Total	850,476

	Food & Staples Retailing—1.1%
36,700	(1)Kroger Co.	524,810

Shares		Value
Common Stocks—continued
	Healthcare Providers & Services—2.7%
28,200	(1)Caremark Rx, Inc.	$561,462
45,011	Health Management Association, Class A	767,888

	Total	1,329,350

	Hotels, Restaurants & Leisure—2.5%
23,190	Carnival Corp.	639,812
33,560	Darden Restaurants, Inc.	587,636

	Total	1,227,448

	Household Products—0.8%
8,100	Kimberly-Clark Corp.	403,137

	Industrial Conglomerates—2.1%
35,355	General Electric Co.	1,041,205

	Insurance—9.5%
18,700	Allstate Corp.	706,673
29,950	American International Group, Inc.	1,735,602
14,050	Hartford Financial Services Group, Inc.	572,678
17,350	Jefferson-Pilot Corp.	695,561
13,200	Lincoln National Corp.	421,872
16,200	St. Paul Cos., Inc.	556,308

	Total	4,688,694

	Leisure Equipment & Products—0.9%
19,808	Mattel, Inc.	430,626

	Machinery—1.2%
17,265	(1)SPX Corp.	583,557

	Media—11.6%
78,512	(1)AOL Time Warner, Inc.	1,074,044
17,427	(1)Clear Channel Communications, Inc.	681,570
34,035	(1)Comcast Corp., Class A	1,086,057
16,700	(1)Cox Communications, Inc., Class A	552,770
44,344	(1)Liberty Media Corp., Class A	487,784
26,900	(1)Viacom, Inc., Class B	1,167,729
35,909	Walt Disney Co.	670,062

	Total	5,720,016

	Metals & Mining—1.2%
25,468	Alcoa, Inc.	583,981

	Multi-Utilities & Unregulated Power—1.0%
28,250	Duke Energy Corp.	496,917

	Oil & Gas—10.0%
18,650	Burlington Resources, Inc.	863,682
21,050	ChevronTexaco Corp.	1,322,151
26,822	ConocoPhillips	1,349,147
39,414	Exxon Mobil Corp.	1,387,373

	Total	4,922,353

	Pharmaceuticals—1.4%
22,215	Pfizer, Inc.	683,111

	Real Estate—0.9%
20,600	Archstone-Smith Trust	469,680

	Road & Rail—1.3%
19,860	CSX Corp.	635,123

VISION Large Cap Value Fund

Shares		Value
Common Stocks—continued
	Semiconductor Equipment & Products—2.4%
18,950	(1)International Rectifier Corp.	$428,649
29,700	(1)Intersil Holding Corp.	549,450
10,000	Texas Instruments, Inc.	184,900

	Total	1,162,999

	Software—1.2%
47,409	(1)Macromedia, Inc.	597,827

	Specialty Retail—3.3%
35,750	Home Depot, Inc.	1,005,648
31,500	(1)Staples, Inc.	599,760

	Total	1,605,408

	Tobacco—1.0%
15,320	Altria Group, Inc.	471,243

	Total Common Stocks (identified cost $49,470,521)	46,537,063

Shares		Value
Mutual Funds—5.1%
1,974,328	SSGA Money Market Fund	$1,974,328
522,326	SSGA US Government Money Market Fund	522,326

	Total Mutual Funds (at net asset value)	2,496,654

	Total Investments—99.8% (identified cost $51,967,175 )	$49,033,717

	Other Assets And Liabilities- Net—0.2%	82,903

	Net Assets—100%	$49,116,620

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Aggressive Growth

Portfolio of Investments

April 30, 2003

Shares		Value
Mutual Funds—99.1%
	Equity Funds—88.9%
142,377	VISION International Equity Fund, Class A	$1,069,249
267,206	VISION Large Cap Core Fund, Class A	1,501,696
178,938	(1)VISION Large Cap Growth Fund, Class A	1,195,306
136,220	VISION Large Cap Value Fund, Class A	1,145,609
65,543	(1)VISION Mid Cap Stock Fund, Class A	780,613
107,203	VISION Small Cap Stock Fund, Class A	738,628

	Total	6,431,101

Shares		Value
Mutual Funds—continued
	Fixed Income Fund—6.8%
49,626	VISION U.S. Government Securities Fund, Class A	$488,818

	Money Market Fund—3.4%
247,552	VISION Institutional Prime Money Market Fund	247,552

	Total Investments—99.1% (identified cost $8,263,815)	$7,167,471

	Other Assets and Liabilities-Net—0.9%	66,326

	Net Assets—100%	$7,233,797

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Moderate Growth

Portfolio of Investments

April 30, 2003

Shares		Value
Mutual Funds—99.1%
	Equity Funds—59.4%
174,189	VISION International Equity Fund, Class A	$1,308,161
315,914	VISION Large Cap Core Fund, Class A	1,775,438
288,568	(1)VISION Large Cap Growth Fund, Class A	1,927,633
269,168	VISION Large Cap Value Fund, Class A	2,263,704
122,365	(1)VISION Mid Cap Stock Fund, Class A	1,457,362
142,382	VISION Small Cap Stock Fund, Class A	981,013

	Total	9,713,311

Shares		Value
Mutual Funds—continued
	Fixed Income Funds—33.5%
114,616	VISION Institutional Limited Duration U.S. Government Fund	$1,128,965
132,202	VISION Intermediate Term Bond Fund, Class A	1,291,613
311,108	VISION U.S. Government Securities Fund, Class A	3,064,412

	Total	5,484,990

	Money Market Fund—6.2%
1,018,979	VISION Institutional Prime Money Market Fund	1,018,979

	Total Investments—99.1% (identified cost $17,096,641)	$16,217,280

	Other Assets and Liabilities- Net—0.9%	150,023

	Net Assets—100%	$16,367,303

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund—Conservative Growth

Portfolio of Investments

April 30, 2003

Shares		Value
Mutual Funds—98.9%
	Equity Funds—25.2%
32,778	VISION International Equity Fund, Class A	$246,166
87,413	VISION Large Cap Core Fund, Class A	491,263
58,425	VISION Large Cap Value Fund, Class A	491,356
45,828	VISION Small Cap Stock Fund, Class A	315,757

	Total	1,544,542

	Fixed Income Funds—64.7%
164,063	VISION Institutional Limited Duration U.S. Government Fund	1,616,024
61,516	VISION Intermediate Term Bond Fund, Class A	601,012
176,757	VISION U.S. Government Securities Fund, Class A	1,741,053

	Total	3,958,089

Shares		Value
Mutual Funds—continued
	Money Market Fund—9.0%
552,513	VISION Institutional Prime Money Market Fund	$552,513

	Total Investments—98.9% (identified cost $6,129,659)	$6,055,144

	Other Assets and Liabilities-Net—1.1%	65,387

	Net Assets—100%	$6,120,531

(See Notes to Portfolios of Investments)

VISION New York Municipal Income Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—98.3%
	Guam—0.5%
$375,000	Guam Housing Corp., State Single Family Housing Revenue Bonds, 5.75%, 9/1/2031	AAA/NR	$415,511

	New York—96.2%
45,000	34th Street Partnership, Inc., NY, 5.50% (Original Issue Yield: 5.613%), 1/1/2023	NR/Aa3	46,031
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.20% (Key Bank, N.A. LOC), 12/1/2013	NR/A1	210,860
150,000	Albany, NY, Housing Authority, Revenue Bonds, 5.40% (Key Bank, N.A. LOC), 12/1/2018	NR/A1	157,096
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.50% (Key Bank, N.A. LOC), 12/1/2028	NR/A1	208,258
435,000	Albany, NY, Parking Authority, (Series A), 5.00% (Original Issue Yield: 4.79%), 7/15/2008	BBB+/NR	471,249
500,000	Albany, NY, Parking Authority, (Series A), 5.625% (Original Issue Yield: 5.75%), 7/15/2025	BBB+/NR	516,275
500,000	Appleridge Retirement Community, Revenue Bonds, 5.60% (GNMA Collateralized Home Mortgage Program)/(GNMA Collateralized Home Mortgage Program LOC), 9/1/2021	NR/Aaa	543,700
50,000	Broome County, NY, COPs, 5.25% (MBIA INS)/(Original Issue Yield: 5.578%), 4/1/2022	AAA/Aaa	52,584
10,000	Buffalo & Fort Erie, NY, Public Bridge Authority, 6.00% (MBIA INS)/(Original Issue Yield: 5.05%), 1/1/2004	AAA/Aaa	10,328
1,000,000	Canton, NY, Human Services, 5.75% (Original Issue Yield: 5.80%), 9/1/2032	NR/Baa2	1,039,820
50,000	Erie County, NY, Water Authority, (Series A), 6.00% (AMBAC INS)/(Original Issue Yield: 7.25%), 12/1/2008	AAA/Aaa	57,353

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,000,000	Geneva, NY, Revenue Bond, (Project A), 5.375%, 2/1/2033	A	$1,053,450
125,000	Holiday Square Housing Development Corp., NY, (Section 8), Assisted Project, 5.80% (Holiday Square Management Co.)/(FNMA COL)/(Original Issue Yield: 5.943%), 1/15/2024	NR/Aaa	125,207
20,000	Holland, NY, CSD, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 5.50%), 6/15/2003	AAA/Aaa	20,119
100,000	Housing Corp., NY, Revenue Bonds, 5.00% (Original Issue Yield: 5.65%), 11/1/2018	AAA/Aa3	103,698
25,000	Housing Corp., NY, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.60%), 11/1/2013	AAA/Aa3	25,902
50,000	Lakewood, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield: 5.70%), 4/1/2012	NR/Baa1	52,636
1,000,000	Mahopac, NY, CSD, GO UT (Series C), Bonds, 5.30% (Original Issue Yield: 5.35%), 6/1/2018	NR/Aaa	1,095,930
500,000	Metropolitan Transportation Authority, NY, (Series A), 5.00% (FSA LOC)/ (Original Issue Yield: 5.12%), 11/15/2012	AAA	513,160
1,000,000	Metropolitan Transportation Authority, NY, (Series A), 5.00% (MBIA LOC)/ (Original Issue Yield: 5.21%), 11/15/2012	AAA/Aaa	1,026,320
100,000	Monroe County, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield: 5.60%), 6/1/2009	AA-/Aa1	111,404
25,000	Monroe County, NY, IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA INS)/(Original Issue Yield: 5.799%), 6/1/2010	AAA/Aaa	27,612
25,000	Monroe Woodbury, NY, Center School District, GO UT, 6.70% (FGIC INS), 11/15/2010	AAA/Aaa	26,241

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$870,000	Municipal Assistance Corp. of Troy, NY, Revenue Refunding Bonds (Series A), 5.00% (Original Issue Yield: 5.40%), 1/15/2010	AAA/Aaa	$953,459
375,000	Nassau County, NY, GO UT, 6.05% (MBIA LOC)/(Original Issue Yield: 6.15%), 5/15/2004	AAA/Aaa	388,575
500,000	Nassau County, NY, GO UT, (Series F), 7.00% (FSA LOC), 3/1/2010	AAA/Aaa	615,805
500,000	Nassau County, NY, GO UT, (Series X), 8.00% (MBIA LOC)/(Original Issue Yield: 8.40%), 11/1/2004	AAA/Aaa	549,340
500,000	Nassau County, NY, Special Tax, 5.75% (Original Issue Yield: 5.18%), 11/15/2013	AA–/Aa3	564,035
1,450,000	New York City, NY, (Series B1), 7.20% (Original Issue Yield: 7.30%), 8/15/2008	A/A2	1,577,136
800,000	New York City, NY, (Series G), 5.75% (Original Issue Yield: 6.27%), 2/1/2014	A/A2	869,952
1,060,000	New York City, NY, (Series J), 6.125%, 8/1/2011	A/A2	1,188,324
1,100,000	New York City, NY, Educational Construction Fund, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 5.68%), 4/1/2016	AAA/Aaa	1,212,959
435,000	New York City, NY, GO UT (Series B), Refunding Bonds, 5.80% (Original Issue Yield: 5.88%), 8/1/2013	A/A2	474,163
230,000	New York City, NY, GO UT (Series I), Bonds, 6.25% (Original Issue Yield: 5.85%), 4/15/2006	A/A2	255,627
275,000	New York City, NY, GO UT (Series L), Refunding Bonds, 8.00%, 8/1/2006	AAA/Aaa	326,870
500,000	New York City, NY, GO UT (Series 2000A), 5.75% (Original Issue Yield: 5.79%), 5/15/2018	A/A2	535,845
1,000,000	New York City, NY, Health and Hospitals Corp., (Series A), 5.45% (Original Issue Yield: 5.48%), 2/15/2012	BBB/A3	1,027,530

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,000,000	New York City, NY, IDA, Revenue Bonds, 6.00% (Terminal One Group Association)/(Original Issue Yield: 6.40%), 1/1/2015	BBB+/A3	$1,018,870
595,000	New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Refunding Revenue Bond, 5.40% (FSA INS)/(Original Issue Yield: 5.53%), 1/1/2018	AAA/Aaa	684,583
2,690,000	New York City, NY, Transitional Finance Authority, (Series C), 5.25% (Original Issue Yield: 5.05%), 5/1/2008	AA+/Aa2	2,953,432
65,000	New York City, NY, Transitional Finance Authority, 5.50%, 2/1/2013	AAA/Aaa	73,229
135,000	New York City, NY, Transitional Finance Authority, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 4.62%), 2/1/2011	AA+/Aa2	151,412
1,000,000	New York City, NY, Transitional Finance Authority, Refunding Revenue Bond, 5.75%, 11/1/2011	AA+/Aa2	1,142,360
875,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, 5.75%, 2/15/2015	AA+/Aa2	1,000,011
25,000	New York City Housing Development Corp., Revenue Refunding Bonds, 5.85% (FHA INS), 5/1/2026	AA/Aa2	25,503
1,000,000	New York City Municipal Water Finance Authority, (Series C), 5.125% (Original Issue Yield: 5.43%), 6/15/2033	AA/Aa2	1,030,070
1,000,000	New York City Municipal Water Finance Authority, Revenue Bonds, 5.50% (MBIA INS)/(Original Issue Yield: 5.855%), 6/15/2027	AAA/Aaa	1,087,880
1,455,000	New York Counties Tobacco Trust II, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.30%), 6/1/2025	A/A1	1,223,029

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,310,000	New York State Dormitory Authority, (Series B), 5.50% (Original Issue Yield: 4.89%), 8/15/2013	AAA/Aaa	$1,476,278
1,000,000	New York State Dormitory Authority, (Series C), 5.50% (MBIA LOC)/(Original Issue Yield: 4.09%), 10/1/2014	AAA/Aaa	1,148,460
425,000	New York State Dormitory Authority, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	AA-/A3	535,504
1,575,000	New York State Dormitory Authority, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	AA-/A3	1,902,679
500,000	New York State Dormitory Authority, (Series D), 5.00% (MBIA LOC)/(Original Issue Yield: 5.05%), 10/1/2030	AAA/Aa2	513,015
1,000,000	New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10% (AMBAC LOC), 2/1/2019	NR/Aaa	1,050,400
20,000	New York State Dormitory Authority, Refunding Revenue Bonds (Series B), 5.25% (Original Issue Yield: 5.75%), 5/15/2019	AA-/A3	22,269
500,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.13%), 7/1/2012	AA-/A1	509,730
1,000,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.30%, 7/1/2008	AAA/Aaa	1,076,910
1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.125% (FSA LOC)/ (Original Issue Yield: 5.33%), 8/15/2017	AAA/Aaa	1,054,160
1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.50% (MBIA LOC), 10/1/2017	AAA/Aaa	1,126,350
175,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Arden Hill)/(FHA INS), 8/1/2026	AAA/NR	201,162

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$405,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Wesley Health System)/(FHA INS), 8/1/2026	AAA/NR	$434,954
100,000	New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York), 5/15/2008	AA-/A3	115,686
1,000,000	New York State Dormitory Authority, Revenue Bonds, 6.05% (Lutheran Center at Poughkeepsie)/(Key Bank of New York LOC)/(Original Issue Yield: 6.08%), 7/1/2026	NR/A1	1,062,080
2,315,000	New York State Dormitory Authority, Revenue Bonds, 7.50%, 5/15/2013	AA-/A3	3,021,075
1,000,000	New York State Dormitory Authority, Revenue Refunding Bonds, 5.30% (Rochester, NY)/(MBIA LOC)/(Original Issue Yield: 5.475%), 7/1/2017	AAA/Aaa	1,098,010
95,000	New York State Dormitory Authority, Revenue Refunding Bonds, 7.15% (R & J Jewish Geriatric Center)/(FHA INS), 8/1/2014	AAA/NR	103,057
275,000	New York State Dormitory Authority, Schools Program, 5.10% (Original Issue Yield: 5.14%), 7/1/2011	A-/Baa1	303,988
1,000,000	New York State Dormitory Authority, United Health Services, 5.375% (AMBAC LOC)/(Original Issue Yield: 5.573%), 8/1/2027	AAA/Aaa	1,043,590
430,000	New York State Environmental Facilities Corp., 5.00%, 10/15/2015	AAA/Aaa	463,824
15,000	New York State Environmental Facilities Corp., 5.85%, 1/15/2015	AAA/Aaa	17,000
75,000	New York State Environmental Facilities Corp., Refunding Revenue Bonds, 5.20% (Original Issue Yield: 5.20%), 5/15/2014	AAA/Aaa	85,441

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$75,000	New York State Environmental Facilities Corp., Refunding Revenue Bonds, 5.20% (Original Issue Yield: 5.20%), 5/15/2014	AAA/Aaa	$84,554
1,040,000	New York State Environmental Facilities Corp., Revenue Bonds, 5.85%, 1/15/2015	AAA/Aaa	1,153,142
25,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds (Series A), 5.70% (Occidental Petroleum Corp.)/(Original Issue Yield: 5.75%), 9/1/2028	BBB/Baa2	25,001
980,000	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, (Series B), 5.875% (Original Issue Yield: 5.56%), 1/15/2017	AAA/Aaa	1,133,938
20,000	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, (Series B), 5.875% (Original Issue Yield: 5.56%), 1/15/2017	AAA/Aaa	23,816
1,000,000	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, (Series G), 5.25% (Original Issue Yield: 4.93%), 10/15/2021	AAA/Aaa	1,070,040
35,000	New York State Environmental Facilities Corp., (Series C), 6.40% (Original Issue Yield: 6.40%), 9/15/2006	AAA/Aaa	35,501
1,000,000	New York State Environmental Facilities Corp., (Series G), 5.25% (Original Issue Yield: 4.39%), 10/15/2010	AAA/Aaa	1,105,130
365,000	New York State HFA, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	AA-/A3	411,355
635,000	New York State HFA, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	AAA-/A3	735,679

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$25,000	New York State HFA, (Series A), 6.90%, 8/15/2007	NR/Aa1	$25,572
1,000,000	New York State HFA, (Series A), 7.75% (FHA LOC)/(Original Issue Yield: 7.748%), 2/15/2005	NR/A2	1,070,840
90,000	New York State HFA, Revenue Refunding Bonds, 7.90% (United States Treasury COL), 11/1/2006	AAA/#Aaa	99,615
885,000	New York State HFA, (Series A), Service Contract Obligation Revenue Bonds, 6.375% (Original Issue Yield: 6.45%), 9/15/2015	AAA/A3	1,040,061
1,000,000	New York State Local Government Assistance Corp., Revenue Bond, (Series A), 6.00% (Original Issue Yield: 6.106%), 4/1/2016	AA/A1	1,108,820
50,000	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home Revenue Bonds, 5.95% (FHA LOC)/(Original Issue Yield: 6.00%), 2/15/2010	AAA/NR	53,935
30,000	New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home Revenue Bonds (Series B), 6.00% (Buffalo General Hospital)/(FHA INS)/(Original Issue Yield: 6.219%), 8/15/2014	AAA/NR	32,163
25,000	New York State Medical Care Facilities Finance Agency, Refunding Revenue Bonds, 5.75% (FHA LOC)/(Original Issue Yield: 5.85%), 2/15/2008	AAA/NR	26,893
500,000	New York State Mortgage Agency, (Series 67), 5.80% (Original Issue Yield: 5.799%), 10/1/2028	NR/Aa1	540,635
865,000	New York State Mortgage Agency, (Refunding Revenue Bonds), 5.70% (Original Issue Yield: 5.70%), 4/1/2011	NR/Aa1	919,729
300,000	New York State Mortgage Agency, Revenue Refunding Bonds (Series 53), 5.25%, 10/1/2006	NR/Aa1	327,831

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$500,000	New York State Power Authority, Revenue Bonds (Series 2002A), 5.00%, 11/15/2021	AA-/Aa2	$524,550
400,000	New York State Power Authority, Revenue Bonds (Series A), 5.25% (Original Issue Yield: 5.38%), 11/15/2030	AA-/Aa2	416,016
1,000,000	New York State Thruway Authority, (Series A), 5.125% (Original Issue Yield: 4.601%), 4/1/2011	AAA/Aaa	1,096,850
1,000,000	New York State Thruway Authority, (Series B), 5.00% (Original Issue Yield: 5.35%), 4/1/2007	AAA/Aaa	1,072,470
1,600,000	New York State Thruway Authority, (Series B), 5.25% (FGIC LOC)/(Original Issue Yield: 5.02%), 4/1/2013	AAA/Aaa	1,770,400
1,000,000	New York State Thruway Authority, Highway & Bridge Transportation Fund Revenue Bonds (Series A), 6.00% (Original Issue Yield: 5.69%), 4/1/2015	AAA/Aaa	1,171,520
1,000,000	New York State Thruway Authority, Highway & Bridge Trust Fund Revenue Bonds (Series A), 6.25% (FSA LOC), 4/1/2011	AAA/Aaa	1,180,940
1,000,000	New York State Urban Development Corp., Revenue Refunding Bonds, 5.75% (Original Issue Yield: 5.35%), 7/1/2009	AAA/Aaa	1,137,020
25,000	Niagara Falls, NY, Bridge Commission, (Series B), 5.25% (FGIC INS)/ (Original Issue Yield: 5.35%), 10/1/2015	AAA/Aaa	28,602
300,000	Niagara Falls, NY, City School District, Certificate Participation, 5.625% (MBIA LOC)/(Original Issue Yield: 5.15%), 6/15/2011	AAA/Baa3	346,017
20,000	Niagara Frontier Transportation Authority, Revenue Bonds, 6.00% (Greater Buffalo International Airport)/(AMBAC INS)/(Original Issue Yield: 6.15%), 4/1/2007	AAA/Aaa	21,043

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$1,000,000	North Babylon Union Free School District, NY, (Series A), 5.50% (FGIC LOC)/(Original Issue Yield: 5.57%), 2/15/2017	NR/Aaa	$1,123,680
340,000	Onondaga County, NY, IDA, (Series A), 4.00% (Original Issue Yield: 3.83%), 12/1/2004	NR/Baa2	350,955
85,000	Onondaga County, NY, IDA, University and College Improvements Revenue Bonds, 5.00%, 3/1/2009	NR/Baa2	91,103
1,580,000	Orange County, NY, GO UT, 5.10% (Original Issue Yield: 5.29%), 7/15/2019	NR/Aa1	1,667,864
170,000	Riverton Housing Corp., Revenue Bonds, 6.65% (FHA INS), 8/1/2024	AA-/NR	189,958
155,000	Schenectady, NY, IDA, (Series A), 5.45% (Union College)/(AMBAC INS)/(Original Issue Yield: 5.467%), 12/1/2029	NR/Aaa	165,170
10,000	Spackenkill, NY, Unified Free School District, GO UT, 6.125%, 9/15/2014	NR/A1	11,971
10,000	Springville, NY, GO UT Refunding Bonds, 7.90%, 8/1/2003	NR/Baa1	10,165
225,000	Syracuse, NY, GO UT (Series A), Refunding Bonds, 5.125%, 2/15/2009	BBB/Baa1	249,075
500,000	Syracuse, NY, GO UT (Series C), 5.50% (FGIC LOC), 1/1/2009	AAA/Aaa	558,485
1,500,000	TSASC, Inc. NY, Cash Flow Management, Public Improvement, 6.25%, 7/15/2027	A/A1	1,396,650
65,000	Tompkins County, NY, GO UT (Series B), 5.625% (Original Issue Yield: 5.80%), 9/15/2013	NR/Aa2	67,302
280,000	Tompkins, NY, Health Care Corp., 10.80% (FHA INS), 2/1/2028	A /NR	325,234
880,000	Tompkins County, NY, IDA, Revenue Bonds, 6.05% (Ithacare Center Project)/(FHA INS), 2/1/2017	AAA/NR	960,784
640,000	Triborough Bridge & Tunnel Authority, NY, (Series A), 5.00% (Original Issue Yield: 5.24%), 1/1/2027	AA-/Aa3	653,274

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	New York—continued
$725,000	Triborough Bridge & Tunnel Authority, NY, (Series A), 6.00% (Original Issue Yield: 4.98%), 1/1/2010	AA-/Aa3	$858,197
100,000	Triborough Bridge & Tunnel Authority, NY, (Series B), 5.125% (Original Issue Yield: 4.73%), 11/15/2012	AA-/Aa3	103,197
3,500,000	Triborough Bridge & Tunnel Authority, NY, (Series Y), Refunding Revenue Bond, 6.125% (CapMAC Holdings, Inc.)/(CapMAC Holdings, Inc. LOC)/(Original Issue Yield: 6.20%), 1/1/2021	AAA/Aaa	4,288,690
285,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, 6.75% (Original Issue Yield: 6.821%), 1/1/2009	AA-/Aa3	338,899
510,000	Utica, NY, Industrial Development Agency Civic Facility, 5.50%, 8/15/2013	A/NR	555,069
320,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), 5.375% (Munson Williams Proctor)/(Original Issue Yield: 5.45%), 7/15/2019	NR/Aa3	345,011
270,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), Revenue Bond, 5.50% (Munson Williams Proctor), 7/15/2029	NR/Aa3	285,965
350,000	Valley Center School District, GO UT, 7.15% (AMBAC LOC)/(Original Issue Yield: 7.10%), 6/15/2005	AAA/Aaa	391,654
1,000,000	Webster, NY, CSD, GO UT, 5.125% (FGIC LOC)/(Original Issue Yield: 5.40%), 6/15/2019	NR/Aaa	1,060,260

	Total		82,629,144

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Puerto Rico—0.0%
$25,000	Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10% (American Home Products Corp.)/(Original Issue Yield: 5.30%), 12/1/2018	NR/A3	$25,781

	Wisconsin—1.6%
1,500,000	Badger, WI, Tobacco Asset Securitization Corp., Refunding Revenue Bonds, 6.125%, 6/1/2027	A-/A3	1,350,540

	Total Long-Term Municipals (identified cost $80,449,931)		84,420,976

Short-Term Municipals—0.9%
	New York—0.9%
500,000	New York City Municipal Water Finance Authority, (2001 F-1 Bonds), Daily VRDNs, (Dexia Credit Local LIQ)	AA/Aa2	500,000
300,000	New York City, NY, (Series 1994 A-4), Daily VRDNs, (JPMorgan Chase Bank LOC)	AAA/Aaa	300,000

	Total Short-Term Municipals (at amortized cost)		800,000

	Total Investments—99.2% (identified cost $81,249,931)		$85,220,976

	Other Assets and Liabilities-Net—0.8%		666,455

	Net Assets—100%		$85,887,431

(See Notes to Portfolios of Investments)

VISION Pennsylvania Municipal Income Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—97.8%
	Pennsylvania—97.8%
$1,185,000	Adams County, PA, GO UT Refunding Notes, 5.30% (FGIC INS)/(Original Issue Yield: 5.42%), 11/15/2019	AAA/Aaa	$1,352,523
1,450,000	Allegheny County, PA, Airport Authority, Refunding Revenue Bonds, 5.75% (MBIA INS)/(Original Issue Yield: 4.85%), 1/1/2006	AAA/Aaa	1,588,431
435,000	Allegheny County, PA, Higher Education Building Authority, (Duquesne University Project), 5.125%, 3/1/2013	NR/Aaa	487,413
2,500,000	Allegheny County, PA, Port Authority, Refunding Revenue Bonds, 6.00% (MBIA INS)/(Original Issue Yield: 6.125%), 3/1/2024	AAA/Aaa	2,959,800
755,000	Allegheny County, PA, Residential Finance Agency, Revenue Bond, 5.15%, 11/1/2016	NR/Aaa	789,896
1,210,000	Belle Vernon, PA, Area School District, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 6.09%), 4/1/2021	AAA/Aaa	1,425,247
1,330,000	Berks County, PA, Municipal Authority, Refunding Revenue Bonds, 7.10% (FGIC INS)/(Original Issue Yield: 7.226%), 5/15/2022	AAA/Aaa	1,412,447
1,000,000	Blair County, PA, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 3.45%), 8/1/2007	NR/Aaa	1,116,410
1,000,000	Butler County, PA, IDA, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 6.00%), 7/15/2011	AAA/Aaa	1,189,060
1,070,000	Charleroi, PA, Area School District, (Series C), 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 10/1/2014	AAA/NR	1,255,977
1,300,000	Charleroi, PA, Area School District, (Series C), 6.00% (FGIC INS), 10/1/2017	AAA/NR	1,544,946

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$30,000	Charleroi, PA, Area School District, (Series C), 6.00% (FGIC INS), 10/1/2017	AAA/NR	$35,238
2,000,000	Commonwealth of Pennsylvania, GO UT, 5.25% (Original Issue Yield: 4.69%), 10/15/2008	AA/Aa2	2,281,160
3,000,000	Commonwealth of Pennsylvania, GO UT, 6.00% (Original Issue Yield: 5.96%), 1/15/2018	AA/Aa2	3,498,120
475,000	Commonwealth of Pennsylvania, GO UT, (Series, 2nd), 5.10% (FSA INS)/(Original Issue Yield: 5.20%), 5/1/2022	AAA/Aaa	501,049
2,150,000	Commonwealth of Pennsylvania, GO UT Bonds, 5.75%, 1/15/2009	AA/Aa2	2,482,713
640,000	Conestoga Valley, PA, School District, (Series A), 4.50% (FGIC INS)/ (Original Issue Yield: 2.95%), 5/1/2005	NR/Aaa	679,507
600,000	Dover, PA, Area School District, GO UT, 4.50% (FGIC INS)/(Original Issue Yield: 4.09%), 4/1/2014	Aaa	638,508
1,365,000	Greater Johnstown, PA, School District, GO UT, 5.00% (FGIC INS), 2/1/2009	AAA	1,518,576
710,000	Greene County, PA, IDA, Refunding Revenue Bonds, 4.75% (MBIA INS)/ (Original Issue Yield: 4.749%), 2/1/2007	AAA/Aaa	776,222
505,000	Harbor Creek, PA, School District, (Series C), 4.00% (FGIC INS)/(Original Issue Yield: 3.25%), 8/1/2006	AAA/Aaa	541,461
1,300,000	Indiana County, PA, IDA, (Series A), 5.875% (AMBAC INS)/(Original Issue Yield: 6.04%), 11/1/2029	AAA/Aaa	1,438,398
795,000	Keystone, PA, Central School District, GO UT, 2.80%, 9/1/2004	A/NR	810,820
1,000,000	Lampeter-Strasburg, PA, School District, GO UT, 4.00% (FGIC INS)/(Original Issue Yield: 2.95%), 4/1/2008	Aaa	1,071,170

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$2,000,000	Lancaster County, PA, (Series A), 5.60% (FGIC INS)/(Original Issue Yield: 5.65%), 5/1/2012	NR/Aaa	$2,279,900
500,000	Lancaster, PA, School District, GO UT, 2.00% (FGIC INS)/(Original Issue Yield: 2.02%), 2/15/2005	AAA	505,775
1,020,000	Loyalsock Township, PA, School District, GO UT, 4.00% (MBIA INS)/ (Original Issue Yield: 3.15%), 11/1/2005	AAA/Aaa	1,083,730
1,500,000	Manheim, PA, Central School District, GO UT, 4.95% (FGIC INS), 6/1/2011	NR/Aaa	1,590,255
890,000	Millville, PA, Area School District, GO UT, 5.75% (AMBAC INS)/(Original Issue Yield: 5.748%), 6/1/2017	AAA/Aaa	969,717
1,500,000	Montgomery County, PA, IDA, Refunding Revenue Bonds, 5.35% (MBIA INS)/(Original Issue Yield: 5.46%), 8/15/2027	NR/Aaa	1,599,015
1,500,000	North Allegheny, PA, School District, GO UT, 5.75% (FGIC INS), 11/10/2012	AAA/Aaa	1,770,570
1,000,000	North Penn, PA, School District, GO UT, 4.00% (Financial Security Assurance, Inc. INS)/(Original Issue Yield: 3.999%), 9/1/2004	NR/Aaa	1,037,370
555,000	Northern Tioga, PA, School District, GO UT, 4.40% (Original Issue Yield: 4.45%), 9/15/2012	AAA/Aaa	561,965
630,000	Owen J. Roberts School District, PA, GO UT Prerefunded (Series A) Bonds, 5.375% (Original Issue Yield: 5.50%), 5/15/2018	AAA/Aaa	710,092
870,000	Owen J. Roberts School District, PA, GO UT Unrefunded (Series A) Bonds, 5.375% (Original Issue Yield: 5.50%), 5/15/2018	AAA/Aaa	957,235
1,000,000	Oxford, PA, School District, (Series A), 4.00% (FGIC INS)/(Original Issue Yield: 3.25%), 2/15/2005	AAA/Aaa	1,046,830

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$1,000,000	Parkland, PA, School District, GO UT, 5.25% (FGIC INS)/(Original Issue Yield: 3.80%), 9/1/2004	NR/Aaa	$1,053,890
1,410,000	Pennsylvania HFA, (Series 58A), 5.85%, 4/1/2017	AA+/Aa2	1,474,155
2,000,000	Pennsylvania HFA, (Series 68A), 6.10%, 4/1/2021	AA+/Aa2	2,140,260
1,115,000	Pennsylvania HFA, (Series 69A), 6.15% (FHA/VA MTGS LOC), 10/1/2020	AA+/Aa2	1,198,614
1,295,000	Pennsylvania HFA, (Series 70A), 5.80%, 10/1/2021	AA+/Aa2	1,376,637
1,170,000	Pennsylvania HFA, (Series 72A), 3.80% (Original Issue Yield: 3.80%), 10/1/2005	AA+/Aa2	1,222,311
2,000,000	Pennsylvania Intergovernmental Coop Authority, Special Tax, 5.25% (FGIC INS)/(Original Issue Yield: 5.012%), 6/15/2015	AAA/Aaa	2,208,180
1,475,000	Pennsylvania State, 5.00%, 8/1/2016		1,586,053
1,000,000	Pennsylvania State, GO UT, 6.00% (Original Issue Yield: 5.47%), 1/15/2010	AA/Aa2	1,166,240
1,000,000	Pennsylvania State Higher Education Assistance Agency, (Series 2002 A), 2.35% TOBs (FSA INS)/(Bayerische Landesbank Girozentrale, Lloyds TSB Bank PLC, London, State Street Bank and Trust Co. LIQ) and WestLB AG LOCs), Optional Tender	AAA/Aaa	1,001,890
250,000	Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.25% (Bryn Mawr College)/(AMBAC INS)/(Original Issue Yield: 4.06%), 12/1/2012	AAA/Aaa	285,732
425,000	Pennsylvania State Higher Education Facilities Authority, University and College Improvement Bonds, 5.25% (Temple University)/(MBIA INS), 4/1/2014	AAA/Aaa	470,037
500,000	Pennsylvania State IDA, Economic Development Revenue Bonds, 5.50% (AMBAC INS), 7/1/2013	AAA/Aaa	576,155

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$800,000	Pennsylvania State IDA, Revenue Refunding Bonds, 4.50% (AMBAC INS), 7/1/2008	AAA/Aaa	$877,728
1,000,000	Pennsylvania State Turnpike Commission, (Series S), 5.625% (FGIC INS)/ (Original Issue Yield: 4.77%), 6/1/2011	AAA0/Aa3	1,146,690
1,000,000	Pennsylvania State University, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 4.67%), 8/15/2016	AA/Aa2	1,145,090
1,000,000	Pennsylvania State University, Revenue Refunding Bonds, 5.00%, 8/15/2006	AA/Aa2	1,104,670
1,000,000	Philadelphia, PA, Authority for Industrial Development, (Series B), 5.25% (FSA INS)/(Original Issue Yield: 4.50%), 10/1/2010	AAA/Aaa	1,133,140
1,000,000	Philadelphia, PA, GO UT, 5.25% (FSA INS)/(Original Issue Yield: 4.59%), 3/15/2011	AAA/Aaa	1,100,350
1,520,000	Philadelphia, PA, School District, GO UT, 5.50% (AMBAC INS)/(Original Issue Yield: 5.88%), 9/1/2015	AAA/Aaa	1,691,426
2,000,000	Philadelphia, PA, Water & Wastewater System, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 5.25%), 8/1/2013	AAA/Aaa	2,182,460
1,900,000	Philadelphia, PA, Water & Wastewater System, Refunding Revenue Bonds, 5.625% (MBIA INS)/(Original Issue Yield: 5.81%), 6/15/2009		2,193,417
1,000,000	Pittsburgh, PA, Public Parking Authority, Revenue Bond, 3.50% (AMBAC INS), 12/1/2005	AAA	1,051,010
1,000,000	Pittsburgh, PA, Public Parking Authority, Revenue Bond, 4.00% (AMBAC INS), 12/1/2007	AAA	1,079,550

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals—continued
	Pennsylvania—continued
$500,000	Pittsburgh, PA, School District, GO UT, 5.25% (FSA INS)/(Original Issue Yield: 4.12%), 9/1/2009	AAA/Aaa	$570,400
2,500,000	Radnor Township, PA, School District, GO UT, 5.75% (Original Issue Yield: 5.92%), 3/15/2019	NR/Aa3	2,771,850
500,000	Southeastern, PA, Transportation Authority, (Series A) Revenue Bonds, 5.25%, 3/1/2013	AAA/Aaa	554,385
2,335,000	State Public School Building Authority, PA, Refunding Revenue Bonds, 5.95% (AMBAC INS)/(Original Issue Yield: 6.014%), 7/15/2020	AAA/Aaa	2,767,279
1,000,000	Tredyffrin-Easttown, PA, School District, GO UT, 5.00% (Original Issue Yield: 3.92%), 2/15/2009	Aaa	1,117,340
1,000,000	Wilson, PA, School District, 5.00% (FSA INS), 5/15/2012	Aaa	1,116,040

	Total Long-Term Municipals (identified cost $78,412,132)		84,870,525

Mutual Funds—0.2%
145,100	Federated Pennsylvania Municipal Cash Trust, (Series IS)		145,100
280	Federated Pennsylvania Municipal Cash Trust, (Series SS)		280
343	SSGA Money Market Fund		343

	Total Mutual Funds (at net asset value)		145,723

	Total Investments—98.0% (identified cost $78,557,855)		$85,016,248

	Other Assets and Liabilities-Net—2.0%		1,712,590

	Net Assets—100%		$86,728,838

(See Notes to Portfolios of Investments)

VISION Intermediate Term Bond Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
Asset-Backed Securities—1.4%
$2,000,000	GMAC Mortgage Corp. Loan Trust 2002-HE2, Class A4, 6.000%, 6/25/2023 (identified cost $2,051,250)	$2,060,060

Corporate Bonds—28.5%
1,000,000	Allstate Corp., Deb., 7.500%, 6/15/2013	1,232,070
2,000,000	American General Finance Corp., Note, 5.875%, 7/14/2006	2,195,180
1,000,000	American Home Products Corp., Note, 6.700%, 3/15/2011	1,145,260
1,500,000	Bank of America Corp., Unsecd. Note, 7.800%, 2/15/2010	1,800,420
1,000,000	Boeing Capital Corp., Medium Term Note, 6.350%, 11/15/2007	1,091,090
1,000,000	Caterpillar Financial Services Corp., Note, 7.590%, 12/10/2003	1,036,280
2,000,000	Citigroup, Inc., 5.750%, 5/10/2006	2,191,900
1,000,000	Coca-Cola Enterprises, Inc., Deb., 6.750%, 9/15/2028	1,152,710
1,000,000	Consolidated Natural Gas Co., Deb., 7.375%, 4/1/2005	1,085,120
1,000,000	Countrywide Home Loans, Inc., Note, (Series K), 3.500%, 12/19/2005	1,023,350
1,000,000	First Data Corp., MTN, (Series MTND), 6.375%, 12/15/2007	1,135,780
1,000,000	Gannett Co., Inc., Note, 4.950%, 4/1/2005	1,059,930
1,000,000	General Electric Capital Corp., Note, (Series MTN), 6.750%, 3/15/2032	1,158,460
1,000,000	Hartford Life, Inc., Sr. Note, 6.900%, 6/15/2004	1,051,790
1,000,000	Honeywell International, Inc., Note, 7.500%, 3/1/2010	1,200,360
1,000,000	Ingersoll-Rand Co., Note, 6.510%, 12/1/2004	1,060,640
1,200,000	International Business Machines Corp., Deb., 7.500%, 6/15/2013	1,491,684
1,000,000	John Deere Capital Corp., Bond, 5.100%, 1/15/2013	1,028,490
1,000,000	May Department Stores Co., Sr. Deb., 7.500%, 6/1/2015	1,186,620
1,000,000	National City Corp., Sub. Note, 6.875%, 5/15/2019	1,153,130
1,000,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 6.000%, 5/15/2006	1,098,100
1,000,000	New York Telephone Co., Deb., 6.000%, 4/15/2008	1,107,550
1,000,000	Niagara Mohawk Power Corp., 1st Mtg. Bond, 7.750%, 5/15/2006	1,136,820
1,000,000	PP&L Capital Funding, Inc., Sr. Note, (Series MTN), 7.750%, 4/15/2005	1,095,260

Principal Amount		Value
Corporate Bonds—continued
$1,000,000	Phillips Petroleum Co., Note, 6.375%, 3/30/2009	$1,128,480
1,500,000	SLM Corporation, 5.625%, 4/10/2007	1,644,810
1,000,000	SunTrust Banks, Inc., Sub. Note, 7.375%, 7/1/2006	1,154,680
1,000,000	Target Corp., Unsecd. Note, 7.500%, 8/15/2010	1,202,130
1,000,000	U.S. Bank NA, Sub. Note, 6.300%, 7/15/2008	1,137,300
1,000,000	Union Pacific Corp., Note, 5.750%, 10/15/2007	1,096,620
1,000,000	Wachovia Corp., Sub. Note, 7.500%, 7/15/2006	1,144,280
1,000,000	Walt Disney Co., Note, 6.375%, 3/1/2012	1,094,820
1,000,000	Washington Mutual, Inc., 7.500%, 8/15/2006	1,144,910

	Total Corporate Bonds (identified cost $38,371,660)	40,666,024

Government Agencies—11.9%
	Federal Home Loan Bank System—0.8%
1,000,000	6.500%, 11/13/2009	1,166,960

	Federal Home Loan Mortgage Corporation—3.3%
2,500,000	5.125%, 8/20/2012	2,552,550
2,000,000	5.375%, 8/16/2006	2,090,320

	Total	4,642,870

	Federal National Mortgage Association—6.7%
2,000,000	4.900%, 6/13/2007	2,112,280
2,000,000	5.250%, 3/22/2007	2,062,140
3,000,000	5.625%, 2/28/2012	3,178,770
2,000,000	6.000%, 12/15/2005	2,206,360

	Total	9,559,550

	Student Loan Marketing Association—1.1%
1,500,000	5.250%, 3/15/2006	1,632,105

	Total Government Agencies (identified cost $16,335,498)	17,001,485

Mortgage Backed Securities—37.6%
	Federal Home Loan Mortgage Corporation—14.9%
3,534,674	5.000%, 10/1/2017	3,648,455
2,927,267	5.000%, 12/1/2017	3,021,496
21,606	5.500%, 4/1/2014	22,652
1,273,446	6.000%, 4/1/2016	1,331,948
3,892,347	6.000%, 7/1/2029	4,060,185
3,764,630	6.000%, 1/1/2033	3,918,754
1,824,226	6.500%, 12/1/2021	1,916,568
3,037,544	7.500%, 9/1/2019	3,259,649

	Total	21,179,707

VISION Intermediate Term Bond Fund

Principal Amount		Value
Mortgage Backed Securities—continued
	Federal National Mortgage Association—11.7%
$2,149,573	5.000%, 2/1/2009	$2,220,100
3,250,904	5.500%, 7/1/2009	3,365,694
3,450,547	5.500%, 2/1/2017	3,592,882
2,563,582	6.000%, 9/1/2032	2,671,739
960,385	6.500%, 11/1/2030	1,004,197
768,976	7.000%, 12/1/2011	825,926
2,833,313	7.000%, 3/1/2032	2,996,229

	Total	16,676,767

	Government National Mortgage Association—11.0%
3,296,980	6.000%, 3/20/2031	3,443,300
2,862,920	6.000%, 9/15/2031	3,010,532
2,811,946	6.500%, 7/15/2028	2,970,990
2,774,791	6.500%, 1/20/2029	2,919,608
1,727,958	7.000%, 7/20/2028	1,830,565
1,449,486	7.000%, 12/15/2030	1,540,978

	Total	15,715,973

	Total Mortgage Backed Securities (identified cost $51,094,039)	53,572,447

U.S. Treasury—17.0%
	U.S. Treasury Bonds—5.5%
1,000,000	7.500%, 11/15/2016	1,316,090
1,000,000	7.500%, 11/15/2024	1,357,970
1,500,000	8.125%, 8/15/2019	2,102,580
1,000,000	8.125%, 5/15/2021	1,414,220
1,000,000	10.625%, 8/15/2015	1,616,090

	Total	7,806,950

Principal Amount or Shares		Value
U.S. Treasury—continued
	U.S. Treasury Notes—11.5%
$1,500,000	5.625%, 2/15/2006	$1,653,750
2,500,000	5.625%, 5/15/2008	2,821,875
2,000,000	5.750%, 11/15/2005	2,198,440
5,000,000	5.875%, 11/15/2004	5,345,300
1,500,000	6.500%, 10/15/2006	1,711,875
1,000,000	6.500%, 2/15/2010	1,190,000
5,000,000	I.O., 8/15/2025	1,553,900

	Total	16,475,140

	Total U.S. Treasury (identified cost $23,312,673)	24,282,090

Mutual Funds—2.8%
1,861,181	SSGA Money Market Fund	1,861,181
2,127,281	SSGA US Government Money Market Fund	2,127,281

	Total Mutual Funds (at net asset value)	3,988,462

	Total Investments—99.2% (identified cost $135,153,582)	$141,570,568

	Other Assets and Liabilities- Net—0.8%	1,099,772

	Net Assets—100%	$142,670,340

(See Notes to Portfolios of Investments)

VISION U.S. Government Securities Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
Asset-Backed Securities—0.0%
$ 26,666	Guaranteed Export Trust, Class C, 5.200%, 10/15/2004	$27,287
17,209	Provident Bank Home Equity Loan Trust 1996-1, Class A1, 7.600%, 10/25/2012	18,188

	Total Asset-Backed Securities (identified cost $43,148)	45,475

Collateralized Mortgage Obligations—3.1%
	Federal Home Loan Mortgage Corporation—1.1%
65,462	(Series 141-D), REMIC, 5.000%, 5/15/2021	66,910
105,000	(Series 1686-PJ), REMIC, 5.000%, 2/15/2024	106,597
100,122	(Series 1637-GA), REMIC, 5.800%, 6/15/2023	103,855
109,549	(Series 136-E), REMIC, 6.000%, 4/15/2021	112,613
314,000	(Series 1534-H), REMIC, 6.000%, 1/15/2023	323,436
41,879	(Series 112-I), REMIC, 6.500%, 1/15/2021	42,805
279,000	(Series 1577-PK), REMIC, 6.500%, 9/15/2023	305,011
176,000	(Series 1644-K), REMIC, 6.750%, 12/15/2023	189,124
31,482	(Series 33-H), REMIC, 7.500%, 6/25/2023	32,351
97,644	(Series 126-A), REMIC, 9.000%, 3/15/2005	97,900
214,294	(Series 6-C), REMIC, 9.050%, 6/15/2019	234,039

	Total	1,614,641

	Federal National Mortgage Association—2.0%
30,658	(Series L-DC), REMIC, 5.000%, 1/1/2006	31,351
32,176	(Series 1993-38-L), REMIC, 5.000%, 8/25/2022	32,694
152,000	(Series 1994-3-PL), REMIC, 5.500%, 1/25/2024	157,627
111,000	(Series 1993-198-K), REMIC, 6.000%, 12/25/2022	116,657
861,265	(Series 2002-52-QA), REMIC, 6.000%, 7/18/2032	902,356
26,000	(Series 1993-160-PK), REMIC, 6.500%, 11/25/2022	27,150
175,000	(Series 1993-223-C), REMIC, 6.500%, 5/25/2023	183,834
415,000	(Series 1993-113-PK), REMIC, 6.500%, 7/25/2023	445,270
554,000	(Series 1993-127-H), REMIC, 6.500%, 7/25/2023	593,561

Principal Amount		Value
Collateralized Mortgage Obligations—continued
	Federal National Mortgage Association—continued
$ 155,000	(Series 1993-202-J), REMIC, 6.500%, 11/25/2023	$171,041
181,000	(Series 1994-55-H), REMIC, 7.000%, 3/25/2024	200,696

	Total	2,862,237

	Total Collateralized Mortgage Obligations (identified cost $4,060,786)	4,476,878

Corporate Bonds—11.5%
1,195,000	Associates Corp. of North America, 6.375%, 11/15/2005	1,313,305
500,000	Bay State Gas Co., 9.200%, 6/6/2011	575,930
1,000,000	Bristol-Myers Squibb Co., 5.750%, 10/1/2011	1,084,010
1,000,000	First Tennessee Bank National Association, 4.625%, 5/15/2013	1,003,500
700,000	Ford Motor Co., 9.215%, 9/15/2021	724,836
1,000,000	General Electric Co., 5.000%, 2/1/2013	1,034,100
1,000,000	J.P. Morgan Chase & Co., 4.000%, 2/1/2008	1,024,960
1,120,083	NYNEX Corp., 9.550%, 5/1/2010	1,349,218
1,000,000	(2) Ohio National Life Insurance Co., 8.500%, 5/15/2026	1,096,170
125,000	Public Service Co., 8.750%, 3/1/2022	133,919
1,000,000	Stanford University, 5.850%, 3/15/2009	1,122,340
1,000,000	Stanford University, 6.160%, 4/30/2011	1,124,270
1,000,000	Target Corp., 5.375%, 6/15/2009	1,090,570
1,000,000	Travelers Property Casualty Corp., 6.750%, 11/15/2006	1,092,720
2,000,000	Verizon Global Funding, 7.250%, 12/1/2010	2,340,400
370,000	Weingarten Realty Investors, 6.650%, 7/12/2027	388,052

	Total Corporate Bonds (identified cost $15,448,024)	16,498,300

Government Agencies—25.0%
	Department of Housing and Urban Development—1.8%
270,000	6.760%, 8/1/2006	272,954
360,000	6.930%, 8/1/2009	364,093
500,000	7.140%, 8/1/2007	554,105
1,200,000	7.660%, 8/1/2015	1,334,232

	Total	2,525,384

VISION U.S. Government Securities Fund

Principal Amount		Value
Government Agencies—continued
	Federal Home Loan Bank—1.0%
$1,500,000	1.300%, 10/8/2004	$1,500,045

	Federal Home Loan Mortgage Corporation—7.2%
5,000,000	2.500%, 7/28/2005	5,032,350
3,000,000	4.375%, 2/4/2010	3,059,115
2,000,000	5.250%, 11/5/2012	2,022,880
175,000	6.943%, 3/21/2007	203,000

	Total	10,317,345

	Federal National Mortgage Association—1.5%
53,000	5.125%, 2/13/2004	54,634
2,000,000	6.250%, 2/17/2011	2,067,900

	Total	2,122,534

	Overseas Private Investment Corporation—2.4%
3,124,100	6.600%, 5/21/2016	3,458,941

	Private Export Funding Corporation—2.1%
500,000	6.490%, 7/15/2007	572,280
2,000,000	7.200%, 1/15/2010	2,423,640
75,000	7.950%, 11/1/2006	81,641

	Total	3,077,561

	Small Business Administration—5.1%
485,143	5.600%, 9/1/2008	513,683
479,890	6.200%, 11/1/2007	505,048
528,272	6.700%, 3/1/2016	581,014
1,252,794	6.700%, 12/1/2016	1,385,494
3,200,082	6.950%, 11/1/2016	3,560,230
124,906	7.300%, 5/1/2017	140,996
127,735	7.300%, 9/1/2019	146,467
24,402	8.850%, 8/1/2011	26,738
240,220	9.250%, 2/1/2008	257,606
226,208	9.650%, 5/1/2010	246,654

	Total	7,363,930

	Tennessee Valley Authority—0.8%
1,133,129	7.430%, 4/1/2022	1,207,938

	Title XI—1.3%
750,000	American Heavy Lift Shipping, 7.180%, 6/1/2017	793,570
900,000	Vessel Management Service, 6.750%, 6/15/2025	1,011,816

	Total	1,805,386

	U.S. Aid—1.8%
2,475,000	El Salvador, Government of, 6.530%, 7/1/2007	2,669,906

	Total Government Agencies (identified cost $34,321,785)	36,048,970

Principal Amount		Value
Mortgage Backed Securities—28.0%
	Federal Home Loan Mortgage Corporation—9.5%
$4,994,637	5.500%, 4/1/2033	$5,131,989
2,479,307	6.500%, 2/1/2032	2,590,876
39,813	7.000%, 11/1/2007	40,989
51,686	7.000%, 7/1/2008	54,173
103,893	7.000%, 8/1/2008	108,891
129,351	7.000%, 11/1/2008	135,899
36,724	7.000%, 11/1/2010	39,364
37,649	7.000%, 11/1/2017	40,261
391,985	7.000%, 11/1/2025	416,115
1,312	7.250%, 1/1/2005	1,332
1,729	7.250%, 11/1/2009	1,740
5,586	7.500%, 7/1/2007	5,809
65,945	7.500%, 3/1/2008	68,898
35,348	7.500%, 6/1/2008	37,469
7,768	7.500%, 11/1/2009	8,214
22,848	7.500%, 12/1/2010	24,162
7,952	7.500%, 3/1/2017	8,593
196,861	7.500%, 8/1/2017	213,287
934,859	7.500%, 7/1/2025	1,005,852
2,745,144	7.500%, 5/1/2032	2,928,739
1,814	8.000%, 5/1/2006	1,898
72,390	8.000%, 11/1/2006	76,793
1,728	8.000%, 3/1/2007	1,796
16,232	8.000%, 9/1/2007	17,277
156,092	8.000%, 11/1/2008	167,847
5,706	8.000%, 1/1/2010	6,073
19,213	8.000%, 12/1/2010	20,660
11,445	8.250%, 12/1/2007	12,173
20,365	8.250%, 5/1/2009	21,988
23,786	8.250%, 8/1/2009	25,607
15,055	8.500%, 7/1/2004	15,227
21,538	8.500%, 9/1/2009	22,891
342,057	8.500%, 8/1/2017	377,330
2,480	9.000%, 9/1/2019	2,739

	Total	13,632,951

	Federal National Mortgage Association—14.8%
2,982,065	5.500%, 3/1/2033	3,064,071
193,279	6.000%, 5/1/2009	204,332
14,341	6.000%, 1/1/2014	15,206
2,212,913	6.000%, 12/1/2028	2,311,122
2,938,739	6.000%, 9/1/2029	3,071,893
8,500	6.500%, 4/1/2004	8,644
663,419	6.500%, 4/1/2029	695,343
2,551,737	6.500%, 4/1/2032	2,667,356
3,365,633	6.500%, 5/1/2032	3,518,130
1,154,152	7.000%, 5/1/2024	1,221,600
1,419,136	7.000%, 1/1/2025	1,519,809
2,422,761	7.000%, 2/1/2032	2,562,070
115,603	7.500%, 2/1/2014	120,366
55,282	8.000%, 1/1/2006	57,944
91,053	8.000%, 6/1/2008	97,483
44,105	8.000%, 1/1/2010	47,591
61,148	8.000%, 8/1/2021	67,205

VISION U.S. Government Securities Fund

Principal Amount		Value
Mortgage Backed Securities—continued
	Federal National Mortgage Association—continued
$ 40,821	8.250%, 7/1/2009	$43,832
17,283	8.500%, 3/1/2012	18,703
8,626	9.000%, 10/1/2006	8,864
25,290	9.750%, 9/1/2017	28,277

	Total	21,349,841

	Government National Mortgage Association—3.7%
3,670	6.500%, 12/15/2003	3,676
412,804	7.000%, 5/15/2023	441,444
340,682	7.000%, 10/20/2023	362,295
1,385,388	7.000%, 9/15/2028	1,471,975
2,875	7.250%, 2/15/2005	2,949
4,565	7.250%, 3/15/2005	4,681
9,469	7.250%, 3/15/2005	9,711
22,066	7.250%, 5/15/2005	22,838
3,687	7.250%, 7/15/2005	3,816
2,077	7.250%, 10/15/2005	2,169
5,372	7.250%, 11/15/2005	5,560
14,766	7.250%, 4/15/2006	15,491
9,965	7.500%, 12/15/2005	10,377
21,700	7.500%, 4/15/2007	22,989
27,005	7.500%, 5/15/2007	28,608
14,480	7.500%, 6/15/2007	15,340
5,047	7.500%, 6/20/2007	5,492
5,937	8.000%, 6/15/2006	6,225
5,427	8.000%, 8/15/2006	5,784
11,352	8.000%, 9/15/2006	12,143
58,367	8.000%, 11/15/2006	62,435
290,731	8.000%, 9/15/2007	314,170
50,302	8.000%, 10/15/2007	54,389
37,698	8.000%, 12/15/2009	40,843
66,847	8.000%, 2/15/2010	72,843
11,137	8.000%, 12/15/2016	12,296
9,688	8.000%, 7/15/2024	10,575
29,900	8.250%, 6/15/2008	32,404
25,076	8.375%, 4/15/2010	27,321
166,688	8.500%, 9/15/2008	178,669
1,436,879	8.500%, 10/15/2008	1,541,943
63,702	8.500%, 10/20/2009	68,381
30,595	8.500%, 11/15/2017	34,132
23,004	9.000%, 10/15/2008	25,175
53,265	9.000%, 9/15/2016	59,574
45,502	9.000%, 11/15/2016	50,891
99,158	9.000%, 2/15/2017	110,902
155,060	9.000%, 4/20/2023	170,808
41,798	9.000%, 10/20/2024	45,978

	Total	5,367,292

	Total Mortgage Backed Securities (identified cost $38,973,040)	40,350,084

Principal Amount or Shares		Value
Municipals—4.3%
$ 913,627	Arkansas Development Finance Authority, 9.750%, 11/15/2005	$987,210
1,375,000	Boston, MA, U.S. Government Guaranteed Notes, 6.930%, 8/1/2008	1,390,634
225,000	Chicago, IL, Public Building Commission, 7.000%, 1/1/2007	257,978
250,000	Connecticut Development Authority, 8.550%, 8/15/2008	269,178
265,000	Connecticut Municipal Electric Energy Cooperative, 5.700%, 1/1/2004	272,362
100,000	Greater Orlando (FL) Aviation Authority, 8.250%, 10/1/2004	109,151
185,000	Miami, FL, 8.650%, 7/1/2019	240,589
1,470,000	Tacoma, WA, 8.200%, 9/15/2013	1,817,846
885,750	Tobacco Settlement Financing Corp., NJ, 6.360%, 5/15/2025	909,160

	Total Municipals (identified cost $6,186,185)	6,254,108

U.S. Treasury—24.1%
	U.S Treasury Bonds—9.1%
7,000,000	6.375%, 8/15/2027	8,467,830
4,000,000	13.750%, 8/15/2004	4,642,480

	Total	13,110,310

	U.S Treasury Notes—15.0%
3,000,000	1.500%, 2/28/2005	3,003,750
3,000,000	3.000%, 11/15/2007	3,040,770
7,901,180	3.625%, 1/15/2008	8,740,680
5,000,000	4.000%, 11/15/2012	5,065,650
1,500,000	6.500%, 2/15/2010	1,785,000

	Total	21,635,850

	Total U.S. Treasury (identified cost $33,752,241)	34,746,160

Mutual Funds—6.3%
5,814,893	SSGA Money Market Fund	5,814,893
3,322,150	SSGA US Government Money Market Fund	3,322,150

	Total Mutual Funds (at net asset value)	9,137,043

	Total Investments—102.3% (identified cost $141,922,252)	$147,557,018

	Other Assets and liabilities- Net—(2.3)%	(3,347,277)

	Net Assets—100%	$144,209,741

(See Notes to Portfolios of Investments)

VISION New York Tax-Free Money Market Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
(4)Short-Term Municipals—99.2%
	New York—99.2%
$1,455,000	ABN AMRO MuniTOPS Certificates Trust (New York Non-AMT), (Series 1999-2), Weekly VRDNs, (Metropolitan Transportation Authority, NY)/(FSA INS)/(ABN AMRO Bank NV, Amsterdam LIQ)	$1,455,000
1,864,000	Albany, NY, 2.50% BANs, 8/1/2003	1,868,160
2,195,000	Albany, NY, IDA, (Series 2002: Corning Preserve/Hudson Riverfront), Weekly VRDNs, (Albany Local Development Corp.)/(Key Bank, N.A. LOC)	2,195,000
4,720,000	Auburn, NY, 2.50% BANs, 6/13/2003	4,723,820
2,000,000	Center Moriches, NY, Union Free School District, 2.50% TANs, 6/30/2003	2,002,930
1,550,000	Chautauqua County, NY IDA, IDRB, Weekly VRDNs, (Belknap Business Forms)/(Key Bank, N.A. LOC)	1,550,000
1,961,000	Chenango Valley, NY, CSD, 2.375% BANs, 6/27/2003	1,963,030
2,750,000	Clinton County, NY, IDA, (Series 2002A), Weekly VRDNs, (Champlain Valley Physicians Hospital Medical Center)/(Radian Asset Assurance INS)/(Key Bank, N.A. LIQ)	2,750,000
2,000,000	Cornwall, NY, CSD, 2.25% BANs, 10/17/2003	2,005,917
2,444,985	Dansville, NY, CSD, 1.625% BANs, 4/1/2004	2,454,390
1,598,230	Dansville, NY, CSD, 2.50% BANs, 6/27/2003	1,599,822
1,850,000	Dutchess County, NY, IDA, (Series 1998-A), Weekly VRDNs, (Marist College)/(Bank of New York LOC)	1,850,000
3,000,000	East Greenbush, NY, CSD, 1.75% BANs, 3/3/2004	3,014,922
490,000	East Rochester, NY, Housing Authority, (Series 2002), 3.00% Bonds, (Jewish Home of Rochester)/(FHA INS), 8/15/2003	491,826
1,795,000	Erie County, NY, IDA, Civic Facility Revenue Bonds, (Series 2002), Weekly VRDNs, (People, Inc.)/(Key Bank, N.A. LOC)	1,795,000
1,325,000	Erie County, NY, IDA, (Series 1998), Weekly VRDNs, (B & G Properties LLC)/(HSBC Bank USA LOC)	1,325,000
1,083,638	Galway, NY, CSD, 2.60% BANs, 6/17/2003	1,084,527
1,509,700	Guilderland, NY, 2.75% BANs, 5/2/2003	1,509,728

Principal Amount		Value
(4)Short-Term Municipals—continued
	New York—continued
$2,475,000	Herkimer County, NY, IDA, Civic Facility Revenue Bonds, (Series 2000), Weekly VRDNs, (Templeton Foundation)/(Key Bank, N.A. LOC)	$2,475,000
435,000	Heuvelton, NY, CSD, 2.875% Bonds, (FGIC INS), 6/15/2003	435,515
1,825,000	Jamesville-Dewitt, NY, CSD, 2.50% BANs, 7/25/2003	1,828,761
1,843,000	Jordan-Elbridge, NY, CSD, (Series 2002), 2.375% BANs, 7/17/2003	1,845,348
4,000,000	LeRoy, NY, CSD, 1.50% BANs, 3/18/2004	4,002,956
1,500,000	Levittown Union Free School District, NY, 2.50% TANs, 6/26/2003	1,501,809
2,000,000	(2) Long Island Power Authority, (PA-807R), 1.60% TOBs, (FSA INS)/(Merrill Lynch & Co., Inc. LIQ), Optional Tender 9/4/2003	2,000,000
2,800,000	Long Island Power Authority, (Series 1A), Weekly VRDNs, (Bayerische Hypotheken-und Vereinsbank AG LOC)	2,800,000
1,200,000	Long Island Power Authority, (Series 1B), Daily VRDNs, (Dexia Credit Local and State Street Bank and Trust Co. LOCs)	1,200,000
1,160,000	Long Island Power Authority, (Series 3A), Weekly VRDNs, (JPMorgan Chase Bank LOC)	1,160,000
1,375,000	Long Island Power Authority, Floater Certificates, (Series 1998-66), Weekly VRDNs (MBIA INS)/(Morgan Stanley LIQ)	1,375,000
1,995,000	(2) Metropolitan Transportation Authority, NY, (PA-1027), 1.20% TOBs, (AMBAC INS)/(Merrill Lynch & Co., Inc. LIQ), Optional Tender 3/4/2004	1,995,000
13,300,000	Metropolitan Transportation Authority, NY, MERLOTS, (Series 1997C), Weekly VRDNs, (FGIC INS)/(Wachovia Bank N.A. LIQ)	13,300,000
1,430,000	Metropolitan Transportation Authority, NY, Trust Receipts, (Series 1997 FR/RI-9), Weekly VRDNs, (FGIC INS)/(Bank of New York LIQ)	1,430,000
250,000	Morrisville-Eaton, NY, CSD, (Series 2002-B), 2.25% Bonds, (FGIC INS), 6/15/2003	250,076
2,500,000	Morrisville-Eaton, NY, CSD, 2.50% RANs, 6/27/2003	2,502,298

VISION New York Tax-Free Money Market Fund

Principal Amount		Value
(4)Short-Term Municipals—continued
	New York—continued
$ 3,600,000	New York City, NY, IDA, (Series 2000), Weekly VRDNs, (National Center on Addiction and Substance Abuse at Columbia University)/(JPMorgan Chase Bank LOC)	$3,600,000
8,625,000	New York City, NY, (1995 Series F-4), Weekly VRDNs, (Landesbank Hessen-Thueringen, Frankfurt LOC)	8,625,000
3,105,000	New York City Trust For Cultural Resources, (Series 2000), Weekly VRDNs, (Manhattan School of Music)/(Radian Asset Assurance INS)/(Wachovia Bank N.A. LIQ)	3,105,000
2,100,000	New York City, NY, IDA, Revenue Bonds, Weekly VRDNs, (Children’s Oncology Society)/(Bank of New York LOC)	2,100,000
1,000,000	New York City Municipal Water Finance Authority, Floater Certificates, (Series 2001-687), Weekly VRDNs, (MBIA INS)/(Morgan Stanley LIQ)	1,000,000
3,400,000	New York City, NY, Transitional Finance Authority, MERLOTS, (Series 2002-A40), Weekly VRDNs, (MBIA INS)/(Wachovia Bank N.A. LIQ)	3,400,000
6,400,000	New York City, NY, Transitional Finance Authority, New York City Recovery Bonds, (2003 Series 3-H), Daily VRDNs (Bank of New York LIQ)	6,400,000
1,810,000	New York State Dormitory Authority, (Series 1993 PA-60), Weekly VRDNs, (Rochester General Hospital)/(FHA INS)/(Merrill Lynch & Co., Inc. LIQ)	1,810,000
3,335,000	New York State Dormitory Authority, (Series 2000), Weekly VRDNs, (Glen Eddy, Inc.)/(Fleet National Bank LOC)	3,335,000
2,985,000	New York State Dormitory Authority, MERLOTS, (Series 2001-A30), Weekly VRDNs, (AMBAC INS)/(Wachovia Bank N.A. LIQ)	2,985,000
2,200,000	New York State Environmental Facilities Corp. State Clean Water and Drinking Water, (Series 2001-732), Weekly VRDNs, (Morgan Stanley LIQ)	2,200,000
2,000,000	New York State HFA, (Series 2000A), Weekly VRDNs, (1501 Associates, LP)/(FNMA LOC)	2,000,000
4,300,000	New York State HFA, Service Contract Obligation Revenue Bonds, (2001 Series A), Weekly VRDNs, (Landesbank Hessen-Thueringen, Frankfurt LOC)	4,300,000

Principal Amount		Value
(4)Short-Term Municipals—continued
	New York—continued
$ 4,200,000	New York State HFA, Service Contract Revenue Bonds, (2003 Series B), Weekly VRDNs, (BNP Paribas SA LOC)	$4,200,000
2,200,000	New York State Local Government Assistance Corp., (Series 1995B), Weekly VRDNs, (Bank of Nova Scotia, Toronto LOC)	2,200,000
1,100,000	New York State Local Government Assistance Corp., Class A Certificates, (Series 2002-203), Weekly VRDNs, (FSA INS)/(Bear Stearns Cos., Inc. LIQ)	1,100,000
100,000	New York State Medical Care Facilities Finance Agency, Weekly VRDNs, (Pooled Loan Program)/(JPMorgan Chase Bank LOC)	100,000
1,500,000	New York State Mortgage Agency, (PA-406), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	1,500,000
2,000,000	New York State Mortgage Agency, (PA-422), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	2,000,000
2,530,000	New York State Thruway Authority, (PA-172), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)/(Merrill Lynch & Co., Inc. LOC)	2,530,000
4,000,000	New York State Thruway Authority, (PA-532), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	4,000,000
3,000,000	New York State Urban Development Corp., Municipal SecuritiesTrust Receipts, (Series 1996-CMC6), Weekly VRDNs, (J.P. Morgan Chase & Co. LIQ)	3,000,000
3,700,000	Niagara County, NY, IDA, (Series 2001B), Weekly VRDNs, (Niagara University)/(Radian Asset Assurance INS)/(HSBC Bank USA LIQ)	3,700,000
2,813,000	Onondaga County, NY, IDA, (Series 1999A), Weekly VRDNs, (Christian Brothers Academy of Syracuse, NY)/(Key Bank, N.A. LOC)	2,813,000
4,000,000	Port Authority of New York and New Jersey, Port Authority Equipment Note Agreement, (Series 2002-2), Weekly VRDNs	4,000,000
1,500,000	Riverhead, NY IDA, IDRB, (Series 1998), Weekly, VRDNs, (Altaire Pharmaceuticals, Inc.)/(Mellon Bank NA, Pittsburgh LOC)	1,500,000
2,200,000	Seneca County, NY, IDA, (Series 2000), Weekly VRDNs, (Kidspeace National Centers of New York, Inc.)/(Key Bank, N.A. LOC)	2,200,000
2,400,000	Seneca Falls, NY, CSD, 2.50% RANs, 6/18/2003	2,401,796

VISION New York Tax-Free Money Market Fund

Principal Amount		Value
(4)Short-Term Municipals—continued
	New York—continued
$ 5,750,000	St. Lawrence County, NY, IDA, (Series 1998A), Weekly VRDNs, (Alcoa, Inc.)	$5,750,000
2,825,000	Suffolk County, NY, IDA, (Series 1997B), Weekly VRDNs, (Maryhaven Center of Hope)/(Key Bank, N.A. LOC)	2,825,000
3,240,000	Tompkins County, NY, IDA, (Series 2001-A), Weekly VRDNs, (Tompkins Cortland Community College Foundation, Inc.)/(HSBC Bank USA LOC)	3,240,000
2,700,000	Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Bonds, (Series 2000A), Weekly VRDNs (FSA INS)/(JPMorgan Chase Bank LIQ)	2,700,000
5,174,062	Ulster County, NY, (2002 Series A), 2.00% BANs, 11/20/2003	5,188,220
4,600,000	VRDC/IVRC Trust, (Series 1993G), Weekly VRDNs, (St. Lukes Roosevelt Hospital Center)/(FHA INS)/(JPMorgan Chase Bank LIQ)	4,600,000

Principal Amount		Value
(4)Short-Term Municipals—continued
	New York—continued
$1,100,000	Washington County, NY, 2.00% BANs, 8/22/2003	$1,101,677
3,150,000	Watkins Glen, NY, CSD, (2002 Series B), 2.50% BANs, 6/17/2003	3,152,386
2,000,000	William Floyd, NY, Union Free School District, 1.85% TANs, 6/30/2003	2,000,488
1,619,355	Yonkers, NY, IDA, Civic Facility Revenue Bonds, (Series 1994), Weekly VRDNs, (Consumers Union of United States, Inc.)/(AMBAC INS)/(Bank of New York LIQ)	1,619,355
210,000	Yorkshire-Pioneer, NY, CSD, 3.00% Bonds, (FGIC INS), 6/15/2003	210,281

	Total Investments—99.2% (at amortized cost)	$190,233,038

	Other Assets and Liabilities- Net—0.8%	1,625,901

	Net Assets—100%	$191,858,939

(See Notes to Portfolios of Investments)

VISION Money Market Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
(3)Commercial Paper—55.0%
	Asset Backed—10.9%
$ 50,000,000	Apreco, Inc., 1.230%, 5/15/2003	$49,976,083
50,000,000	Asset Securitization Cooperative Corp., 1.250%, 5/29/2003	49,951,389
45,000,000	CIESCO LP, 1.150%, 5/20/2003	44,972,688

	Total	144,900,160

	Banking—3.8%
50,000,000	Citicorp, 1.240%, 6/12/2003	49,927,667

	Chemicals—3.8%
50,000,000	Du Pont (E.I.) de Nemours & Co., 1.150%, 6/3/2003	49,947,292

	Diversified Manufacturing—5.2%
70,000,000	General Electric Capital Corp., 1.260%, 8/18/2003	69,732,950

	Food & Beverage—3.7%
50,000,000	Nestle Capital Corp., 1.190%, 7/28/2003	49,854,556

	Insurance—14.7%
50,000,000	AIG Funding, Inc., 1.120%, 8/6/2003	49,849,111
50,000,000	American General Finance Corp., 1.290%, 6/16/2003	49,917,583
50,000,000	Prudential Funding Corp., 1.240%, 5/22/2003	49,963,833
45,000,000	Transamerica Finance Corp., 1.250%, 5/29/2003	44,956,250

	Total	194,686,777

	Media/Newspaper Publishing—3.8%
50,000,000	Gannett Co., Inc., 1.220%, 5/5/2003	49,993,222

Principal Amount		Value
(3)Commercial Paper—continued
	Personal Credit—5.3%
$ 70,000,000	American Express Credit Corp., 1.290%, 5/12/2003	$69,972,408

	Telecommunications—3.8%
50,000,000	Verizon Network Funding, 1.210%, 6/26/2003	49,905,889

	Total Commercial Paper	728,920,921

(3)Government Agencies—26.4%
	Federal National Mortgage Association—26.4%
100,000,000	1.175%, 9/17/2003	99,546,320
50,000,000	1.160%, 7/9/2003	49,888,833
75,000,000	1.285%, 6/18/2003	74,871,500
125,000,000	1.445%—1.505%, 5/2/2003	124,994,899

	Total Government Agencies	349,301,552

(6)Notes—Variable—5.0%
66,000,000	Morgan Stanley, 1.425%, 5/1/2003	66,000,000

Repurchase Agreement—13.7%
181,626,000	Agreement with State Street Corp., 1.230% dated 4/30/2003 to be repurchased at $181,632,206 on 5/1/2003 collateralized by U.S. Treasury Bills with various maturities to 9/25/2003	181,626,000

	Total Investments—100.1% (at amortized cost)	$1,325,848,473

	Other Assets and Liabilities- Net—(0.1)%	(1,418,522)

	Net Assets—100%	$1,324,429,951

(See Notes to Portfolios of Investments)

VISION Treasury Money Market Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
U.S. Treasury Obligations—56.9%
	U.S. Treasury Bills
$365,000,000	United States Treasury Bills, 1.070%-1.240%, 5/1/2003-9/25/2003	$364,272,044

Repurchase Agreements—43.2%
155,000,000	Agreement with C.S. First Boston Corp., 1.230%, dated 4/30/2003, to be repurchased at $155,005,296 on 5/1/2003, collateralized by U.S. Treasury Obligations maturing on 11/15/2008	155,000,000

Principal Amount		Value
Repurchase Agreements—continued
$121,251,000	Agreement with State Street Corp., 1.230%, dated 4/30/2003, to be repurchased at $121,255,143 on 5/1/2003, collateralized by U.S. Treasury Obligations maturing on 9/25/2003	$121,251,000

	Total Repurchase Agreements	276,251,000

	Total Investments—100.1% (at amortized cost)	$640,523,044

	Other Assets and Liabilities- Net —(0.1)%	(426,063)

	Net Assets—100%	$640,096,981

(See Notes to Portfolios of Investments)

Notes to Portfolios of Investments

The categories of investments are shown as a percentage of total net assets at April 30, 2003.

(1)	Non-income producing security.
(2)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2003, these securities amounted to $1,096,170 and $3,995,000 which represent 0.8% and 2.1% of net assets for the U.S. Government Securities Fund and New York Tax-Free Money Market Fund, respectively.
(3)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(4)	At April 30, 2003, 6.1%, 12.7% and 8.2% of the total investments at market value were subject to alternative minimum tax for New York Municipal Income Fund, Pennsylvania Municipal Income Fund and New York Tax-Free Money Market Fund, respectively. (unaudited)
(5)	Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(6)	Denotes variable rate securities with current rate and next demand date.

The following acronyms are used throughout this report:

ADR—American Depositary Receipt	IDRB—Industrial Development Revenue Bond
AMBAC—American Municipal Bond Assurance Corporation	INS—Insured
AMT—Alternative Minimum Tax	IO—Interest Only
BANs—Bond Anticipation Notes	LIQ—Liquidity Agreement
COL—Collateralized	LOC(s)—Letter(s) of Credit
COPs—Certificates of Participation	MBIA—Municipal Bond Insurance Association
CSD—Central School District	MERLOTS—Municipal Exempt Receipts—Liquidity Optional
FGIC—Financial Guaranty Insurance Corporation	Tender Series
FHA—Federal Housing Administration	MTN—Medium Term Note
FHA/VA—Federal Housing Administration/Veterans Administration	PCA—Pollution Control Authority
FHLMC—Federal Home Loan Mortgage Corporation	RANs—Revenue Anticipation Notes
FNMA—Federal National Mortgage Association	REMIC—Real Estate Mortgage Investment Conduit
FSA—Financial Security Assurance	TANs—Tax Anticipation Notes
GNMA—Government National Mortgage Association	TOBs—Tender Option Bonds
GO—General Obligation	UT—Unlimited Tax
HFA—Housing Finance Agency	VRDNs—Variable Rate Demand Notes
IDA—Industrial Development Authority

VISION Fund	Cost of Investments for Federal Tax Purposes
International Equity Fund	$62,477,019
Small Cap Stock Fund	108,061,376
Mid Cap Stock Fund	100,207,780
Large Cap Growth Fund	17,615,188
Large Cap Core Fund	86,506,988
Large Cap Value Fund	52,199,230
Managed Allocation Fund—Aggressive Growth	8,481,923
Managed Allocation Fund—Moderate Growth	17,458,943
Managed Allocation Fund—Conservative Growth	6,216,512
New York Municipal Income Fund	81,237,137
Pennsylvania Municipal Income Fund	78,557,855
Intermediate Term Bond Fund	135,715,303
U.S. Government Securities Fund	142,673,686
New York Tax-Free Money Market Fund	190,233,038	*
Money Market Fund	1,325,848,473	*
Treasury Money Market Fund	640,523,044	*

* at amortized cost

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds

Statements of Assets and Liabilities

April 30, 2003

	International Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund
Assets:

Investments in securities, at value	$60,394,229	$106,635,523	$104,504,611

Cash denominated in foreign currencies (identified cost $637,030)	652,479	—	—

Income receivable	442,860	152,196	61,720

Net receivable for foreign currency exchange contracts	2,194	—	—

Receivable from advisor	—	—	—

Receivable for shares sold	636,017	16,385	40,411

Receivable for investments sold	241,532	1,040,461	1,682,479

Total assets	62,369,311	107,844,565	106,289,221

Liabilities:

Payable for investments purchased	216,991	868,431	2,131,884

Payable for shares redeemed	6,931	28,189	144,892

Accrued expenses	31,303	26,617	36,164

Total liabilities	255,225	923,237	2,312,940

Net Assets	$62,114,086	$106,921,328	$103,976,281

Net Assets Consist of:

Paid in capital	$72,947,961	$102,742,682	$113,398,419

Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(1,265,003)	4,418,726	4,344,593

Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,496,939)	(240,080)	(13,766,731)

Undistributed net investment income	928,067	—	—

Total Net Assets	$62,114,086	$106,921,328	$103,976,281

(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund	Large Cap Core Fund	Large Cap Value Fund	Managed Allocation Fund— Aggressive Growth	Managed Allocation Fund— Moderate Growth

$17,391,834	$88,436,149	$49,033,717	$7,167,471	$16,217,280
—	—	—	—	—
18,970	77,601	58,457	1,961	19,838
—	—	—	—	—
—	—	—	51,000	14,500
4,131	4,610	93,283	44,138	140,441
—	—	—	—	—

17,414,935	88,518,360	49,185,457	7,264,570	16,392,059

—	—	—	—	—
22,024	13,942	50,209	16,820	7,168
4,309	27,443	18,628	13,953	17,588

26,333	41,385	68,837	30,773	24,756

$17,388,602	$88,476,975	$49,116,620	$7,233,797	$16,367,303

$22,524,657	$98,863,124	$58,168,308	$8,289,609	$17,294,495

(91,749)	2,404,200	(2,933,458)	(1,096,344)	(879,361)
(5,044,306)	(13,031,387)	(6,156,811)	40,532	(47,831)
—	241,038	38,581	—	—

$17,388,602	$88,476,975	$49,116,620	$7,233,797	$16,367,303

Total Net Assets—Continued	International Equity Fund		Small Cap Stock Fund		Mid Cap Stock Fund
Class A Shares	$62,059,098		$106,414,968		$102,262,941

Class B Shares	$54,988		$506,360		$1,713,340

Shares Outstanding:

Class A Shares	8,261,015		15,455,766		8,589,049

Class B Shares	7,368		75,083		147,857

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$7.51		$6.89		$11.91

Class B Shares	$7.46		$6.74		$11.59

Offering Price Per Share*

Class A Shares	$7.95	**	$7.29	**	$12.60	**

Class B Shares	$7.46		$6.74		$11.59

Redemption Proceeds Per Share*

Class A Shares	$7.51		$6.89		$11.91

Class B Shares	$7.09	***	$6.40	***	$11.01	***

Investments, at identified cost	$61,688,499		$102,216,797		$100,160,018

* See “What Do Shares Cost?” in the Prospectus.
** Computation of offering price per share 100/94.5 of net asset value.
*** Computation of redemption proceeds per share 95/100 of net asset value.
**** Computation of offering price per share 100/95 of net asset value.
***** Computation of offering price per share 100/95.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund		Large Cap Core Fund		Large Cap Value Fund		Managed Allocation Fund— Aggressive Growth		Managed Allocation Fund— Moderate Growth
$16,312,062		$87,997,994		$48,665,261		$5,420,772		$10,922,302

$1,076,540		$478,981		$451,359		$1,813,025		$5,445,001

2,442,717		15,660,350		5,783,619		677,564		1,241,724

165,778		86,965		54,258		228,507		620,541

$6.68		$5.62		$8.41		$8.00		$8.80

$6.49		$5.51		$8.32		$7.93		$8.77

$7.07	**	$5.95	**	$8.90	**	$8.42	****	$9.21	*****

$6.49		$5.51		$8.32		$7.93		$8.77

$6.68		$5.62		$8.41		$8.00		$8.80

$6.17	***	$5.23	***	$7.90	***	$7.53	***	$8.33	***

$17,483,583		$86,031,949		$51,967,175		$8,263,815		$17,096,641

	Managed Allocation Fund—Conservative Growth	New York Municipal Income Fund	Pennsylvania Municipal Income Fund
Assets:

Investments in securities, at value	$6,055,144	$85,220,976	$85,016,248

Investments in repurchase agreements, at amortized cost	—	—	—

Total investments	6,055,144	85,220,976	85,016,248

Cash	—	—	—

Income receivable	14,088	1,254,667	1,070,118

Receivable from advisor	36,500	—	—

Receivable for shares sold	23,558	—	883,794

Receivable for investments sold	—	2,416,612	—

Total assets	6,129,290	88,892,255	86,970,160

Liabilities:

Income distribution payable	—	117,974	219,411

Payable for investments purchased	—	2,526,567	—

Payable for shares redeemed	397	59,342	5,107

Payable to bank	—	288,592	—

Accrued expenses	8,362	12,349	16,804

Total liabilities	8,759	3,004,824	241,322

Net Assets	$6,120,531	$85,887,431	$86,728,838

Net Assets Consist of:

Paid in capital	$6,190,429	$81,505,482	$83,222,565

Net unrealized appreciation (depreciation) of investments	(74,515)	3,971,045	6,458,393

Accumulated net realized gain (loss) on investments	4,617	410,622	(2,955,289)

Undistributed (distributions in excess of) net investment income	—	282	3,169

Total Net Assets	$6,120,531	$85,887,431	$86,728,838

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund	U.S. Government Securities Fund	New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund

$141,570,568	$147,557,018	$190,233,038	$1,144,222,473	$364,272,044
—	—	—	181,626,000	276,251,000

141,570,568	147,557,018	190,233,038	1,325,848,473	640,523,044
—	—	51,263	297	54,304
1,498,427	1,768,660	1,027,821	78,622	9,438
—	—	—	—	—
151,100	413,868	628,683	642,638	—
—	1,067,366	—	—	—

143,220,095	150,806,912	191,940,805	1,326,570,030	640,586,786

480,936	246,822	49,798	344,633	271,387
—	6,145,031	—	—	—
37,862	175,338	9,905	1,632,611	140,067
—	—	—	—	—
30,957	29,980	22,163	162,835	78,351

549,755	6,597,171	81,866	2,140,079	489,805

$142,670,340	$144,209,741	$191,858,939	$1,324,429,951	$640,096,981

$153,923,049	$139,205,631	$191,858,878	$1,324,415,924	$640,099,938
6,416,986	5,634,766	—	—	—
(17,710,184)	(718,772)	(9)	(13,758)	(424)
40,489	88,116	70	27,785	(2,533)

$142,670,340	$144,209,741	$191,858,939	$1,324,429,951	$640,096,981

Total Net Assets—Continued	Managed Allocation Fund—Conservative Growth		New York Municipal Income Fund		Pennsylvania Municipal Income Fund
Class A Shares	$4,120,142		$85,887,431		$86,728,838

Class B Shares	$2,000,389		—		—

Class S Shares	—		—		—

Institutional Shares	—		—		—

Shares Outstanding:

Class A Shares	434,257		7,996,179		8,150,159

Class B Shares	211,430		—		—

Class S Shares	—		—		—

Institutional Shares	—		—		—

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$9.49		$10.74		$10.64

Class B Shares	$9.46		—		—

Class S Shares	—		—		—

Institutional Shares	—		—		—

Offering Price Per Share*

Class A Shares	$9.89	****	$11.25	***	$11.14	***

Class B Shares	$9.46		—		—

Redemption Proceeds Per Share*			—

Class A Shares	$9.49		$10.74		$10.64

Class B Shares	$8.99	*****	—		—

Investments, at identified cost	$6,129,659		$81,249,931		$78,557,855

* See “What Do shares Cost?” in the Prospectus.
** Computation of offering price per share 100/94.5 of net asset value.
*** Computation of offering price per share 100/95.5 of net asset value.
**** Computation of offering price per share 100/96 of net asset value.
***** Computation of redemption price per share 95/100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund		U.S. Government Securities Fund		New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund
$142,670,340		$144,209,741		$191,858,939	$1,240,670,153	$622,085,860

—		—		—	—	—

—		—		—	$81,002,492	$18,011,121

—		—		—	$2,757,306	—

14,604,269		14,634,442		191,858,639	1,240,853,904	622,160,329

—		—		—	—	—

—		—		—	80,804,509	17,938,990

—		—		—	2,757,511	—

$9.77		$9.85		$1.00	$1.00	$1.00

—		—		—	—	—

—		—		—	$1.00	$1.00

—		—		—	$1.00	—

$10.23	***	$10.31	***	—	—	—

—		—		—	—	—

$9.77		$9.85		—	—	—

—		—		—	—	—

$135,153,582		$141,922,252		$190,233,038	$1,325,848,473	$640,523,044

VISION Group of Funds

Statements of Operations

Year Ended April 30, 2003

	International Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund
Investment Income:

Dividends	$1,215,841 (a)	$1,108,124	$1,278,007 (b)

Interest	17,793	49,063	26,601

Total investment income	1,233,634	1,157,187	1,304,608

Expenses:

Investment adviser fee	458,410	815,840	887,799

Administrative personnel and services fee	39,590	82,845	90,138

Custodian fees	132,630	4,799	5,222

Transfer and dividend disbursing agent fees and expenses	23,242	70,308	173,082

Directors’ fees	1,170	2,750	2,969

Auditing fees	3,918	11,103	7,875

Legal fees	900	1,131	159

Portfolio accounting fees	20,628	43,191	47,001

Distribution services fee—Class B Shares	402	3,179	13,274

Shareholder services fee—Class A Shares	114,469	238,897	256,693

Shareholder services fee—Class B Shares	134	1,060	4,424

Share registration costs	22,446	23,856	24,064

Printing and postage	7,376	8,286	14,522

Insurance premiums	4,553	5,257	5,368

Miscellaneous	4,193	2,669	5,282

Total expenses	834,061	1,315,171	1,537,872

Waivers and Reimbursement:

Waiver of investment adviser fee	(45,841)	—	—

Waiver of shareholder services fee—Class A Shares	(68,681)	(95,559)	(205,354)

Reimbursement of other operating expenses	—	—	—

Total waivers and reimbursement	(114,522)	(95,559)	(205,354)

Net expenses	719,539	1,219,612	1,332,518

Net investment income (net operating loss)	514,095	(62,425)	(27,910)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) on investments and foreign currency transactions	(3,324,564)	3,114,944	(7,824,657)

Net realized gain on capital gain distributions from other investment companies	—	—	—

Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(3,255,305)	(19,010,486)	(13,467,468)

Net realized and unrealized loss on investments and foreign currency transactions	(6,579,869)	(15,895,542)	(21,292,125)

Change in net assets resulting from operations	$(6,065,774)	$(15,957,967)	$(21,320,035)

(a)	Includes dividend tax withheld expense of $188,786.
(b)	Includes dividend tax withheld expense of $6,863.
(c)	Includes dividend tax withheld expense of $1,512.

(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund	Large Cap Core Fund	Large Cap Value Fund	Managed Allocation Fund— Aggressive Growth	Managed Allocation Fund— Moderate Growth

$198,768 (c)	$1,516,400	$797,642	$54,213	$236,417
7,846	24,025	18,559	2,607	9,293

206,614	1,540,425	816,201	56,820	245,710

131,579	856,795	288,270	13,985	28,785
13,367	86,961	35,557	4,831	9,948
774	5,040	2,059	280	575
34,891	86,677	78,786	51,662	64,608
429	2,981	1,021	112	224
1,382	4,430	2,860	561	1,622
202	1,620	547	132	200
6,966	45,360	18,532	2,517	5,181
7,953	3,006	3,572	6,836	18,441
36,048	250,995	—	—	—
2,651	1,002	1,190	2,279	6,147
24,252	24,697	22,152	34,341	34,279
2,772	13,362	7,380	4,934	6,297
1,189	5,369	4,075	3,684	3,785
3,132	3,740	854	3,883	2,918

267,587	1,392,035	466,855	130,037	183,010

(37,151)	—	—	(13,985)	(28,785)
(20,187)	(100,398)	—	—	—
—	—	—	(51,000)	(14,500)

(57,338)	(100,398)	—	(64,985)	(43,285)

210,249	1,291,637	466,855	65,052	139,725

(3,635)	248,788	349,346	(8,232)	105,985

(2,437,193)	(12,943,567)	(6,083,380)	(191,705)	(315,112)

—	—	—	273,128	313,915

(102,064)	(13,716,800)	(1,170,649)	(798,772)	(730,035)

(2,539,257)	(26,660,367)	(7,254,029)	(717,349)	(731,232)

$(2,542,892)	$(26,411,579)	$(6,904,683)	$(725,581)	$(625,247)

	Managed Allocation Fund— Conservative Growth	New York Municipal Income Fund	Pennsylvania Municipal Income Fund
Investment Income:

Dividends	$143,457	$—	$—

Interest	4,780	3,953,169	3,718,247

Total investment income	148,237	3,953,169	3,718,247

Expenses:

Investment adviser fee	10,660	587,306	601,073

Administrative personnel and services fee	3,684	72,437	74,129

Custodian fees	213	4,195	4,294

Transfer and dividend disbursing agent fees and expenses	26,048	60,970	34,498

Directors’ fees	82	2,267	2,139

Auditing fees	2,325	4,702	5,566

Legal fees	131	454	265

Portfolio accounting fees	1,919	37,756	38,641

Distribution services fee—Class B Shares	7,049	—	—

Distribution services fee—Class S Shares	—	—	—

Shareholder services fee—Class A Shares	—	—	214,669

Shareholder services fee—Class B Shares	2,350	—	—

Shareholder services fee—Class S Shares	—	—	—

Shareholder services fee—Institutional Shares	—	—	—

Share registration costs	34,341	14,448	14,261

Printing and postage	2,387	6,005	6,655

Insurance premiums	3,773	4,910	4,997

Miscellaneous	4,236	2,107	5,803

Total expenses	99,198	797,557	1,006,990

Waivers and Reimbursement:

Waiver of investment adviser fee	(10,660)	(75,511)	(51,521)

Waiver of shareholder services fee—Class A Shares	—	—	(85,867)

Waiver of shareholder services fee—Institutional Shares	—	—	—

Reimbursement of other operating expenses	(36,500)	—	—

Total waivers and reimbursement	(47,160)	(75,511)	(137,388)

Net expenses	52,038	722,046	869,602

Net investment income	96,199	3,231,123	2,848,645

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	(77,799)	596,600	636,707

Net realized gain on capital gain distributions from other investment companies	91,118	—	—

Net change in unrealized appreciation (depreciation) of investments	(46,651)	2,004,389	3,119,376

Net realized and unrealized gain (loss) on investments	(33,332)	2,600,989	3,756,083

Change in net assets resulting from operations	$62,867	$5,832,112	$6,604,728

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund	U.S. Government Securities Fund	New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund

$—	$—	$—	$—	$—
8,086,634	6,859,679	2,907,287	24,534,892	11,119,651

8,086,634	6,859,679	2,907,287	24,534,892	11,119,651

1,074,654	896,407	988,516	7,559,754	3,605,796
132,516	110,582	170,675	1,304,918	622,239
7,676	6,403	9,885	46,049	26,264
63,064	101,636	67,554	585,025	224,904
4,506	3,146	5,296	35,609	21,317
7,298	7,095	12,129	106,363	51,366
1,707	167	1,564	15,434	10,708
69,085	57,626	88,966	680,378	324,522
—	—	—	—	—
—	—	—	241,068	59,722
383,805	—	—	3,531,549	—
—	—	—	—	—
—	—	—	241,068	—
—	—	—	7,261	—
13,784	13,142	14,562	36,406	28,626
14,430	13,897	14,478	205,507	98,355
6,116	1,311	7,278	31,417	3,889
5,301	2,169	5,499	15,184	53,052

1,783,942	1,213,581	1,386,402	14,642,990	5,130,760

(353,101)	—	(177,933)	(3,023,902)	(649,043)
(230,283)	—	—	(706,310)	—
—	—	—	(4,356)	—
—	—	—	—	—

(583,384)	—	(177,933)	(3,734,568)	(649,043)

1,200,558	1,213,581	1,208,469	10,908,422	4,481,717

6,886,076	5,646,098	1,698,818	13,626,470	6,637,934

1,820,711	2,251,264	—	—	—
—	—	—	—	—
3,377,680	3,315,077	—	—	—

5,198,391	5,566,341	—	—	—

$12,084,467	$11,212,439	$1,698,818	$13,626,470	$6,637,934

VISION Group of Funds

Statements of Changes in Net Assets

	International Equity Fund		Small Cap Stock Fund
	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002
Increase (Decrease) in Net Assets:

Operations:

Net investment income (net operating loss)	$514,095	$233,622	$(62,425)	$(621,074)

Net realized gain (loss) on investments and foreign currency transactions	(3,324,564)	(3,512,938)	3,114,944	19,347,122

Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(3,255,305)	1,996,503	(19,010,486)	(9,189,552)

Change in net assets resulting from operations	(6,065,774)	(1,282,813)	(15,957,967)	9,536,496

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(632,886)	(814,278)	—	—

Class B Shares	(330)	(545)	—	—

Distributions from net realized gain on investments

Class A Shares	—	—	(20,803,787)	(3,692,802)

Class B Shares	—	—	(100,991)	(4,909)

Change in net assets resulting from distributions to shareholders	(633,216)	(814,823)	(20,904,778)	(3,697,711)

Share Transactions:

Proceeds from sale of shares	29,813,778	20,271,728	32,397,024	20,764,887

Net asset value of shares issued to shareholders in payment of distributions declared	281,788	324,947	19,044,483	3,355,762

Cost of shares redeemed	(7,093,259)	(7,609,378)	(23,055,650)	(28,094,868)

Change in net assets resulting from share transactions	23,002,307	12,987,297	28,385,857	(3,974,219)

Change in net assets	16,303,317	10,889,661	(8,476,888)	1,864,566

Net Assets:

Beginning of period	45,810,769	34,921,108	115,398,216	113,533,650

End of period	$62,114,086	$45,810,769	$106,921,328	$115,398,216

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$928,067	$194,550	$—	$—

(See Notes which are an integral part of the Financial Statements)

Mid Cap Stock Fund		Large Cap Growth Fund		Large Cap Core Fund
Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002

$(27,910)	$(311,349)	$(3,635)	$(160)	$248,788	$297,158
(7,824,657)	(1,957,105)	(2,437,193)	(1,191,932)	(12,943,567)	22,419,942

(13,467,468)	1,521,154	(102,064)	75,012	(13,716,800)	(52,761,839)

(21,320,035)	(747,300)	(2,542,892)	(1,117,080)	(26,411,579)	(30,044,739)

—	—	—	—	(301,730)	—
—	—	—	—	—	—

—	—	—	—	(13,932,685)	(12,319,742)
—	—	—	—	(53,681)	(18,951)

—	—	—	—	(14,288,096)	(12,338,693)

23,861,115	21,075,801	6,664,113	6,461,101	25,262,392	34,572,346

—	—	—	—	13,583,345	11,352,830
(20,022,984)	(19,643,773)	(3,263,017)	(1,383,216)	(39,540,375)	(75,355,483)

3,838,131	1,432,028	3,401,096	5,077,885	(694,638)	(29,430,307)

(17,481,904)	684,728	858,204	3,960,805	(41,394,313)	(71,813,739)

121,458,185	120,773,457	16,530,398	12,569,593	129,871,288	201,685,027

$103,976,281	$121,458,185	$17,388,602	$16,530,398	$88,476,975	$129,871,288

$—	$(100)	$—	$—	$241,038	$293,980

	Large Cap Value Fund		Managed Allocation Fund— Aggressive Growth
	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002
Increase (Decrease) in Net Assets:

Operations:

Net investment income (net operating loss)	$349,346	$218,650	$(8,232)	$6,485

Net realized gain (loss) on investments	(6,083,380)	(60,485)	(191,705)	(14,249)

Net realized gain on capital gain distributions from other investment companies	—	—	273,128	46,044

Net change in unrealized appreciation (depreciation) of investments	(1,170,649)	(5,087,412)	(798,772)	(176,449)

Change in net assets resulting from operations	(6,904,683)	(4,929,247)	(725,581)	(138,169)

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(312,233)	(217,301)	—	(6,485)

Class B Shares	—	—	—	—

Distributions from net realized gain on investments

Class A Shares	—	(585,946)	(49,084)	(39,222)

Class B Shares	—	(5,253)	(9,972)	—

Change in net assets resulting from distributions to shareholders	(312,233)	(808,500)	(59,056)	(45,707)

Share Transactions:

Proceeds from sale of shares	24,188,497	17,149,257	4,428,221	3,663,981

Net asset value of shares issued to shareholders in payment of distributions declared	207,963	540,425	58,856	45,581

Cost of shares redeemed	(11,376,874)	(6,713,479)	(1,340,264)	(287,898)

Change in net assets resulting from share transactions	13,019,586	10,976,203	3,146,813	3,421,664

Change in net assets	5,802,670	5,238,456	2,362,176	3,237,788

Net Assets:

Beginning of period	43,313,950	38,075,494	4,871,621	1,633,833

End of period	$49,116,620	$43,313,950	$7,233,797	$4,871,621

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$38,581	$1,468	$—	$—

(See Notes which are an integral part of the Financial Statements)

Managed Allocation Fund— Moderate Growth		Managed Allocation Fund— Conservative Growth		New York Municipal Income Fund
Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002

$105,985	$72,428	$96,199	$51,336	$3,231,123	$3,144,754
(315,112)	(16,280)	(77,799)	(4,492)	596,600	210,620

313,915	40,284	91,118	10,568	—	—

(730,035)	(112,145)	(46,651)	(27,670)	2,004,389	1,102,589

(625,247)	(15,713)	62,867	29,742	5,832,112	4,457,963

(99,924)	(73,565)	(80,146)	(51,899)	(3,211,133)	(3,142,739)
(6,351)	—	(16,053)	—	—	—

(37,351)	(8,803)	(6,893)	(527)	(85,625)	—
(10,188)	—	(2,117)	—	—	—

(153,814)	(82,368)	(105,209)	(52,426)	(3,296,758)	(3,142,739)

10,866,345	6,973,217	4,020,838	2,687,249	17,618,682	20,209,605

153,396	82,025	103,430	50,990	1,861,128	1,597,624
(2,039,764)	(711,066)	(749,467)	(375,485)	(16,580,118)	(17,520,654)

8,979,977	6,344,176	3,374,801	2,362,754	2,899,692	4,286,575

8,200,916	6,246,095	3,332,459	2,340,070	5,435,046	5,601,799

8,166,387	1,920,292	2,788,072	448,002	80,452,385	74,850,586

$16,367,303	$8,166,387	$6,120,531	$2,788,072	$85,887,431	$80,452,385

$—	$290	$—	$—	$282	$(14,558)

	Pennsylvania Municipal Income Fund		Intermediate Term Bond Fund		U.S. Government Securities Fund
	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$2,848,645	$3,425,132	$6,886,076	$10,194,589	$5,646,098	$4,945,135

Net realized gain (loss) on investments	636,707	737,494	1,820,711	2,369,937	2,251,264	(96,564)

Net change in unrealized appreciation (depreciation) of investments	3,119,376	661,084	3,377,680	(958,516)	3,315,077	1,822,397

Change in net assets resulting from operations	6,604,728	4,823,710	12,084,467	11,606,010	11,212,439	6,670,968

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(2,847,781)	(3,457,141)	(7,854,867)	(10,537,578)	(6,517,505)	(6,139,293)

Class S Shares	—	—	—	—	—	—

Institutional Shares	—	—	—	—	—	—

Distributions from net realized gain on investments

Class A Shares	—	—	—	—	—	—

Class S Shares	—	—	—	—	—	—

Institutional Shares	—	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(2,847,781)	(3,457,141)	(7,854,867)	(10,537,578)	(6,517,505)	(6,139,293)

Share Transactions:

Proceeds from sale of shares	13,123,586	12,209,799	22,189,275	26,476,776	52,103,220	46,587,996

Net asset value of shares issued to shareholders in payment of distributions declared	164,697	155,972	1,350,883	1,837,004	3,543,395	3,210,442

Cost of shares redeemed	(15,074,381)	(15,275,332)	(45,045,118)	(86,429,386)	(32,482,150)	(22,959,459)

Change in net assets resulting from share transactions	(1,786,098)	(2,909,561)	(21,504,960)	(58,115,606)	23,164,465	26,838,979

Change in net assets	1,970,849	(1,542,992)	(17,275,360)	(57,047,174)	27,859,399	27,370,654

Net Assets:

Beginning of period	84,757,989	86,300,981	159,945,700	216,992,874	116,350,342	88,979,688

End of period	$86,728,838	$84,757,989	$142,670,340	$159,945,700	$144,209,741	$116,350,342

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$3,169	$2,305	$40,489	$139,321	$88,116	$(142,691)

(See Notes which are an integral part of the Financial Statements)

New York Tax-Free Money Market Fund		Money Market Fund		Treasury Money Market Fund
Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002

$1,698,818	$2,982,023	$13,626,470	$42,149,990	$6,637,934	$18,531,584
—	—	—	(25,337)	—	—

—	—	—	—	—	—

1,698,818	2,982,023	13,626,470	42,124,653	6,637,934	18,531,584

(1,698,748)	(2,982,023)	(13,134,406)	(40,321,122)	(6,590,665)	(17,978,918)
—	—	(408,829)	(1,823,120)	(49,802)	(552,666)
—	—	(29,065)	(5,748)	—	—

—	—	(13,835)	—	—	—
—	—	(943)	—	—	—
—	—	(28)	—	—	—

(1,698,748)	(2,982,023)	(13,587,106)	(42,149,990)	(6,640,467)	(18,531,584)

1,180,246,328	2,194,740,601	59,207,069,915	135,324,350,616	20,148,264,601	34,053,760,815

995,420	1,714,421	6,507,298	22,888,383	682,530	2,061,620
(1,176,425,629)	(2,167,771,022)	(59,516,580,412)	(135,379,575,107)	(20,276,343,242)	(34,099,703,149)

4,816,119	28,684,000	(303,003,199)	(32,336,108)	(127,396,111)	(43,880,714)

4,816,189	28,684,000	(302,963,835)	(32,361,445)	(127,398,644)	(43,880,714)

187,042,750	158,358,750	1,627,393,786	1,659,755,231	767,495,625	811,376,339

$191,858,939	$187,042,750	$1,324,429,951	$1,627,393,786	$640,096,981	$767,495,625

$70	$—	$27,785	$(40,093)	$(2,533)	$—

VISION Group of Funds

Financial Highlights

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions

International Equity Fund—Class A Shares(c)
1999	(d)	$10.00	0.11		0.48	0.59	—	—	—
2000	(f)	$10.59	0.08		1.28	1.36	(0.14)	—	(0.14)
2001	(g)(h)	$11.67	0.01	(i)	(1.31)	(1.30)	—	—	(0.71)
2002		$9.66	0.16		(0.71)	(0.55)	(0.16)	—	—
2003		$8.95	0.09	(i)	(1.42)	(1.33)	(0.11)	—	—
International Equity Fund—Class B Shares
2001	(j)	$10.25	(0.05	)(i)	(0.55)	(0.60)	—	—	—
2002		$9.65	0.20		(0.83)	(0.63)	(0.13)	—	—
2003		$8.89	0.00	(i)(l)	(1.38)	(1.38)	(0.05)	—	—
Small Cap Stock Fund—Class A Shares(c)
1999	(f)	$11.41	(0.01)		1.00	0.99	—	(0.01)	(0.37)
2000	(f)	$12.02	(0.03)		1.60	1.57	—	—	(1.71)
2001	(g)(h)	$11.88	(0.08	)(i)	(0.64)	(0.72)	—	—	(1.14)
2002		$10.02	0.00	(l)	0.77	0.77	—	—	(0.34)
2003		$10.45	0.00	(i)(l)	(1.63)	(1.63)	—	—	(1.93)
Small Cap Stock Fund—Class B Shares
2001	(j)	$9.75	(0.05	)(i)	0.31	0.26	—	—	—
2002		$10.01	(0.06)		0.75	0.69	—	—	(0.34)
2003		$10.36	(0.05	)(i)	(1.64)	(1.69)	—	—	(1.93)
Mid Cap Stock Fund—Class A Shares(m)
1999		$16.13	0.05		(1.67)	(1.62)	(0.07)	—	(0.99)
2000		$13.45	(0.01)		2.54	2.53	(0.02)	—	(0.45)
2001		$15.51	(0.03	)(i)	1.00	0.97	—	—	(1.97)
2002		$14.51	0.00	(l)	(0.12)	(0.12)	—	—	—
2003		$14.39	(0.00	)(l)	(2.48)	(2.48)	—	—	—
Mid Cap Stock Fund—Class B Shares
2000	(n)	$14.28	(0.03)		1.25	1.22	—	—	—
2001		$15.50	(0.15	)(i)	1.00	0.85	—	—	(1.97)
2002		$14.38	(0.07)		(0.17)	(0.24)	—	—	—
2003		$14.14	(0.11)		(2.44)	(2.55)	—	—	—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.
(c)	Formerly Governor International Equity Fund and Governor Aggressive Growth Fund, respectively.
(d)	Reflects operations for the period from February 9, 1999 (date of initial public investment) to June 30, 1999.
(e)	Computed on an annualized basis.
(f)	Reflects operations for the year ended June 30.
(g)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.
(h)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufactures and Traders Trust Company.
(i)	Based on average shares outstanding.
(j)	Reflects operations for the period from January 10, 2001 (date of initial public investment) to April 30, 2001.
(k)	Represents less than 0.01%.
(l)	Represents less than $0.01.
(m)	Prior to October 15, 1999, reflects operations for VISION Growth and Income Fund.
(n)	Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

—	$10.59	5.90%	0.98	%(e)	2.80	%(e)	1.86	%(e)	$39,506	17%
(0.28)	$11.67	12.87%	0.97%		0.72%		1.85%		$44,697	56%
(0.71)	$9.66	(11.41)%	1.46	%(e)	0.07	%(e)	0.42	%(e)	$34,916	73%
(0.16)	$8.95	(5.60)%	1.64%		0.61%		0.15%		$45,754	61%
(0.11)	$7.51	(14.84)%	1.57%		1.12%		0.25%		$62,059	42%

—	$9.65	(5.85)%	4.04	%(e)	(0.50	)%(e)	0.00	%(k)(e)	$5	73%
(0.13)	$8.89	(6.42)%	2.44%		0.04%		0.10%		$57	61%
(0.05)	$7.46	(15.56)%	2.47%		0.06%		0.10%		$55	42%

(0.38)	$12.02	9.24%	1.04%		(0.05)%		1.47%		$139,512	18%
(1.71)	$11.88	16.31%	1.06%		(0.25)%		1.40%		$148,926	43%
(1.14)	$10.02	(6.57)%	1.30	%(e)	(0.83	)%(e)	0.17	%(e)	$113,499	21%
(0.34)	$10.45	8.03%	1.23%		(0.57)%		0.07%		$115,011	136%
(1.93)	$6.89	(14.66)%	1.27%		(0.06)%		0.10%		$106,415	68%

—	$10.01	2.67%	0.89	%(e)	(0.72	)%(e)	—		$35	21%
(0.34)	$10.36	7.22%	2.05%		(1.35)%		—		$387	136%
(1.93)	$6.74	(15.46)%	2.12%		(0.89)%		—		$506	68%

(1.06)	$13.45	(9.26)%	1.20%		0.32%		—		$82,203	145%
(0.47)	$15.51	19.88%	1.54%		(0.13)%		—		$110,651	163%
(1.97)	$14.51	6.51%	1.39%		(0.17)%		—		$119,409	112%
—	$14.39	(0.83)%	1.39%		(0.26)%		0.06%		$119,407	91%
—	$11.91	(17.23)%	1.26%		(0.01)%		0.20%		$102,263	80%

—	$15.50	8.54%	2.45	%(e)	(1.82	)%(e)	—		$53	163%
(1.97)	$14.38	5.69%	2.14%		(1.06)%		—		$1,364	112%
—	$14.14	(1.67)%	2.20%		(1.09)%		—		$2,051	91%
—	$11.59	(18.03)%	2.21%		(0.96)%		—		$1,713	80%

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income		Distributions from Net Realized Gain on Investments

Large Cap Growth Fund—Class A Shares
2000	(c)	$10.00	0.01		0.03	0.04	—	—		—
2001		$10.04	(0.02	)(f)	(1.47)	(1.49)	(0.01)	—		—
2002		$8.54	0.00	(g)	(0.63)	(0.63)	—	—		—
2003		$7.91	0.00	(g)	(1.23)	(1.23)	—	—		—
Large Cap Growth Fund—Class B Shares
2000	(h)	$10.31	0.00	(g)	(0.27)	(0.27)	—	—		—
2001		$10.04	(0.10	)(f)	(1.47)	(1.57)	(0.01)	—		—
2002		$8.46	(0.02)		(0.68)	(0.70)	—	—		—
2003		$7.76	(0.05)		(1.22)	(1.27)	—	—		—
Large Cap Core Fund—Class A Shares (i)
1998	(j)	$11.13	0.10		2.99	3.09	(0.10)	—		(0.06)
1999	(j)	$14.06	0.06		2.16	2.22	(0.06)	—		(0.34)
2000	(j)	$15.88	0.01		1.20	1.21	(0.01)	(0.00	)(g)	(3.41)
2001	(k)(l)	$13.67	(0.03	)(f)	(1.93)	(1.96)	—	—		(1.31)
2002		$10.40	0.02		(1.60)	(1.58)	—	—		(0.65)
2003		$8.17	0.02	(f)	(1.69)	(1.67)	(0.02)	—		(0.86)
Large Cap Core Fund—Class B Shares
2001	(m)	$11.70	(0.05	)(f)	(1.28)	(1.33)	—	—		—
2002		$10.37	(0.04)		(1.61)	(1.65)	—	—		(0.65)
2003		$8.07	(0.04	)(f)	(1.66)	(1.70)	—	—		(0.86)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.
(c)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.
(d)	Computed on an annualized basis.
(e)	Represents less than 0.01%.
(f)	Based on average shares outstanding.
(g)	Represents less than $0.01.
(h)	Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.
(i)	Formerly Governor Established Growth Fund.
(j)	Reflects operations for the year ended June 30.
(k)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Fund has changed its fiscal year end from June 30 to April 30.
(l)	Effective January 8, 2001, the Fund changed its investment adviser from Martindale Andres & Company LLC to Manufactures and Traders Trust Company.
(m)	Reflects operations for the period from January 18, 2001 (date of initial public investment) to April 30, 2001.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

—	$10.04	0.40%	0.00	%(d)(e)	1.23	%(d)	4.50	%(d)	$6,617	1%
(0.01)	$8.54	(14.87)%	1.51%		(0.23)%		0.14%		$12,128	52%
—	$7.91	(7.38)%	1.18%		0.04%		0.29%		$15,368	45%
—	$6.68	(15.55)%	1.30%		0.04%		0.38%		$16,312	37%

—	$10.04	(2.62)%	0.00	%(d)(e)	0.99	%(d)	5.50	%(d)	$42	1%
(0.01)	$8.46	(15.66)%	2.51%		(1.16)%		0.14%		$442	52%
—	$7.76	(8.27)%	2.15%		(0.91)%		0.24%		$1,162	45%
—	$6.49	(16.37)%	2.19%		(0.86)%		0.24%		$1,077	37%

(0.16)	$14.06	27.92%	0.71%		0.77%		1.06%		$258,812	6%
(0.40)	$15.88	16.20%	0.91%		0.42%		1.19%		$260,437	2%
(3.42)	$13.67	9.31%	0.94%		0.07%		1.13%		$277,934	41%
(1.31)	$10.40	(15.87)%	1.12	%(d)	(0.26	)%(d)	0.09	%(d)	$201,609	33%
(0.65)	$8.17	(15.35)%	1.09%		0.18%		0.03%		$129,434	66%
(0.88)	$5.62	(20.08)%	1.28%		0.25%		0.10%		$87,998	35%

—	$10.37	(11.37)%	0.79	%(d)	(0.62	)%(d)	—		$76	33%
(0.65)	$8.07	(16.10)%	2.07%		(0.82)%		—		$437	66%
(0.86)	$5.51	(20.69)%	2.13%		(0.60)%		—		$479	35%

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments

Large Cap Value Fund—Class A Shares(c)
1999	$11.47	0.19		0.78	0.97	(0.19)	—	(0.01)
2000	$12.24	0.18		(0.94)	(0.76)	(0.18)	—	(0.16)
2001	$11.14	0.09	(d)	1.24	1.33	(0.09)	—	(0.42)
2002	$11.96	0.06		(1.49)	(1.43)	(0.06)	—	(0.16)
2003	$10.31	0.07		(1.91)	(1.84)	(0.06)	—	—
Large Cap Value Fund—Class B Shares
2000(e)	$11.18	0.05		0.12	0.17	(0.06)	—	(0.16)
2001	$11.13	(0.04	)(d)	1.24	1.20	(0.01)	—	(0.42)
2002	$11.90	(0.01)		(1.52)	(1.53)	—	—	(0.16)
2003	$10.21	(0.02)		(1.87)	(1.89)	—	—	—
Managed Allocation Fund—Aggressive Growth—Class A Shares(g)
1999(h)	$10.00	0.02		0.77	0.79	(0.02)	—	—
2000(i)	$10.77	0.11		0.75	0.86	(0.11)	(0.03)	(0.00	)(l)
2001(j)(k)	$11.49	0.07		(0.89)	(0.82)	(0.07)	—	(0.34)
2002	$10.26	0.02		(0.63)	(0.61)	(0.02)	—	(0.14)
2003	$9.49	0.00	(l)	(1.41)	(1.41)	—	—	(0.08)
Managed Allocation Fund—Aggressive Growth—Class B Shares(g)
2003	$9.49	(0.04)		(1.44)	(1.48)	—	—	(0.08)
Managed Allocation Fund—Moderate Growth—Class A Shares(g)
1999(m)	$10.00	0.04		0.56	0.60	(0.04)	—	—
2000(i)	$10.56	0.18		0.54	0.72	(0.18)	—	(0.01)
2001(j)(k)	$11.09	0.14		(0.48)	(0.34)	(0.14)	—	(0.49)
2002	$10.12	0.15		(0.39)	(0.24)	(0.16)	—	(0.02)
2003	$9.70	0.10		(0.87)	(0.77)	(0.10)	—	(0.03)
Managed Allocation Fund—Moderate Growth—Class B Shares(g)
2003	$9.70	0.03		(0.90)	(0.87)	(0.03)	—	(0.03)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.
(c)	Formerly VISION Equity Income Fund, effective August 30, 1999.
(d)	Based on average shares outstanding.
(e)	Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.
(f)	Computed on an annualized basis.
(g)	Formerly Governor Lifestyle Growth Fund and Governor Lifestyle Moderate Growth Fund, respectively.
(h)	Reflects operations for the period from February 18, 1999 (date of initial public investment) to June 30, 1999.
(i)	Reflects operations for the year ended June 30.
(j)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.
(k)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(l)	Represents less than $0.01.
(m)	Reflects operations for the period from February 4, 1999 (date of initial public investment) to June 30, 1999.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.20)	$12.24	8.59%	1.02%		1.67%		—		$45,582	55%
(0.34)	$11.14	(6.15)%	0.99%		1.53%		—		$30,721	88%
(0.51)	$11.96	12.36%	1.15%		0.77%		—		$37,847	80%
(0.22)	$10.31	(11.99)%	1.13%		0.56%		—		$42,697	63%
(0.06)	$8.41	(17.80)%	1.12%		0.86%		—		$48,665	32%

(0.22)	$11.13	1.62%	1.99	%(f)	0.17	%(f)	—		$10	88%
(0.43)	$11.90	11.11%	2.15%		(0.38)%		—		$229	80%
(0.16)	$10.21	(12.88)%	2.13%		(0.47)%		—		$617	63%
—	$8.32	(18.51)%	2.12%		(0.14)%		—		$451	32%

(0.02)	$10.77	7.87%	1.81	%(f)	0.07	%(f)	51.10	%(f)	$218	0%
(0.14)	$11.49	8.00%	1.64%		0.26%		9.53%		$1,352	28%
(0.41)	$10.26	(7.35)%	1.40	%(f)	0.76	%(f)	3.43	%(f)	$1,634	72%
(0.16)	$9.49	(5.92)%	1.00%		0.23%		1.22%		$4,872	4%
(0.08)	$8.00	(14.78)%	1.00%		0.03%		1.16%		$5,421	11%

(0.08)	$7.93	(15.62)%	2.00%		(1.07)%		1.16%		$1,813	11%

(0.04)	$10.56	6.02%	1.76	%(f)	1.17	%(f)	36.79	%(f)	$285	6%
(0.19)	$11.09	6.81%	1.64%		1.09%		7.85%		$1,214	32%
(0.63)	$10.12	(3.18)%	1.39	%(f)	1.70	%(f)	3.73	%(f)	$1,920	76%
(0.18)	$9.70	(2.39)%	1.00%		1.63%		0.67%		$8,166	2%
(0.13)	$8.80	(7.89)%	1.00%		1.14%		0.38%		$10,922	10%

(0.06)	$8.77	(8.91)%	2.00%		0.11%		0.38%		$5,445	10%

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments

Managed Allocation Fund—Conservative Growth—Class A Shares(c)
1999	(d)	$10.00	0.07		0.15	0.22	(0.07)	—
2000	(f)	$10.15	0.25		0.24	0.49	(0.25)	(0.00	)(g)
2001	(h)(i)	$10.39	0.19	(j)	(0.10)	0.09	(0.20)	(0.39)
2002		$9.89	0.32	(j)	(0.17)	0.15	(0.30)	—
2003		$9.74	0.23		(0.23)	0.00 (g)	(0.23)	(0.02)
Managed Allocation Fund—Conservative Growth—Class B Shares(c)
2003		$9.74	0.15		(0.25)	(0.10)	(0.16)	(0.02)
New York Municipal Income Fund
1999		$10.42	0.46		0.19	0.65	(0.46)	(0.09)
2000		$10.52	0.46		(0.75)	(0.29)	(0.46)	(0.05)
2001		$9.72	0.45		0.52	0.97	(0.45)	—
2002		$10.24	0.41	(k)	0.17 (k)	0.58	(0.41)	—
2003		$10.41	0.41		0.34	0.75	(0.41)	(0.01)
Pennsylvania Municipal Income Fund(c)
1998	(f)	$10.29	0.49		0.11	0.60	(0.50)	—
1999	(f)	$10.39	0.47		(0.26)	0.21	(0.48)	(0.07)
2000	(f)	$10.05	0.46		(0.27)	0.19	(0.46)	(0.01)
2001	(h)(i)	$9.77	0.37		0.26	0.63	(0.37)	—
2002		$10.03	0.41		0.16	0.57	(0.41)	—
2003		$10.19	0.35		0.45	0.80	(0.35)	—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Formerly Governor Lifestyle Conservative Growth Fund and Governor Pennsylvania Municipal Bond Fund, respectively.
(d)	Reflects operations for the period from February 3, 1999 (date of initial public investment) to June 30, 1999.
(e)	Computed on an annualized basis.
(f)	Reflects operations for the year ended June 30.
(g)	Represents less than $0.01.
(h)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.
(i)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(j)	Based on average shares outstanding.
(k)	Effective May 1, 2001, New York Municipal Income Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long term debt securities. For the year ended April 30, 2002, this change had no effect on net investment income per share and net realized gain/loss per share, and increased the ratio of net investment income to average net assets from 3.97% to 3.98%. Per share, ratios and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.07)	$10.15	2.21%	1.79	%(e)	2.57	%(e)	92.41	%(e)	$150	2%
(0.25)	$10.39	4.94%	1.65%		2.19%		25.56%		$311	28%
(0.59)	$9.89	0.94%	1.38	%(e)	2.71	%(e)	17.68	%(e)	$448	91%
(0.30)	$9.74	1.60%	1.00%		3.28%		1.75%		$2,788	19%
(0.25)	$9.49	0.03%	1.00%		2.49%		1.11%		$4,120	11%

(0.18)	$9.46	(1.02)%	2.00%		1.43%		1.11%		$2,000	11%

(0.55)	$10.52	6.37%	0.82%		4.38%		0.20%		$52,860	44%
(0.51)	$9.72	(2.71)%	0.85%		4.60%		0.20%		$48,081	34%
(0.45)	$10.24	10.11%	0.88%		4.36%		0.14%		$74,851	50%
(0.41)	$10.41	5.74%	0.83%		3.98	%(k)	0.09%		$80,452	46%
(0.42)	$10.74	7.29%	0.86%		3.85%		0.09%		$85,887	50%

(0.50)	$10.39	5.89%	0.58%		4.65%		0.92%		$118,685	62%
(0.55)	$10.05	1.94%	0.59%		4.45%		1.00%		$111,893	90%
(0.47)	$9.77	1.96%	0.59%		4.59%		0.93%		$92,664	96%
(0.37)	$10.03	6.53%	0.82	%(e)	4.46	%(e)	0.16	%(e)	$86,301	37%
(0.41)	$10.19	5.80%	0.89%		4.03%		0.09%		$84,758	22%
(0.35)	$10.64	7.92%	1.01%		3.32%		0.16%		$86,729	24%

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments

Intermediate Term Bond Fund(c)
1998(d)	$9.77	0.62		0.33	0.95	(0.62)	—
1999(d)	$10.10	0.59		(0.50)	0.09	(0.59)	(0.11)
2000(d)	$9.49	0.60		(0.31)	0.29	(0.60)	—
2001(e)(f)	$9.18	0.49		0.28	0.77	(0.49)	—
2002	$9.46	0.55	(h)	0.04 (h)	0.59	(0.54)	—
2003	$9.51	0.43	(i)	0.33	0.76	(0.50)	—
U.S. Government Securities Fund
1999	$9.61	0.58		(0.08)	0.50	(0.58)	(0.02)
2000	$9.51	0.59		(0.49)	0.10	(0.59)	—
2001	$9.02	0.59		0.41	1.00	(0.58)	—
2002	$9.44	0.59	(j)	0.03 (j)	0.62	(0.57)	—
2003	$9.49	0.43	(i)	0.43	0.86	(0.50)	—
New York Tax-Free Money Market Fund
1999	$1.00	0.03		—	0.03	(0.03)	—
2000	$1.00	0.03		—	0.03	(0.03)	—
2001	$1.00	0.03		—	0.03	(0.03)	—
2002	$1.00	0.02		—	0.02	(0.02)	—
2003	$1.00	0.01		—	0.01	(0.01)	—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Formerly Governor Intermediate Term Income Fund.
(d)	Reflects operations for the year ended June 30.
(e)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.
(f)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufactures and Traders Trust Company.
(g)	Computed on an annualized basis.
(h)	Effective May 1, 2001, Intermediate Term Bond Fund adopted the provisions of the AICPA, Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long term debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.04, increase net realized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 5.68% to 5.45%. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
(i)	Based on average shares outstanding.
(j)	Effective May 1, 2001, U.S. Government Securities Fund adopted the provisions of the AICPA, Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended April 30, 2002, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) on investment per share, but decreased the ratio of net investment income to average net assets from 6.00% to 4.84%. Per share, ratio and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.62)	$10.10	9.95%	0.57%		6.27%		0.92%		$275,565	218%
(0.70)	$9.49	0.82%	0.56%		5.97%		0.98%		$305,981	149%
(0.60)	$9.18	3.18%	0.56%		6.38%		0.89%		$245,161	192%
(0.49)	$9.46	8.58%	0.70	%(g)	6.25	%(g)	0.22	%(g)	$216,993	80%
(0.54)	$9.51	6.34%	0.70%		5.45	%(h)	0.27%		$159,946	55%
(0.50)	$9.77	8.10%	0.78%		4.49%		0.38%		$142,670	73%

(0.60)	$9.51	5.31%	0.92%		5.95%		0.05%		$64,100	68%
(0.59)	$9.02	1.11%	0.93%		6.36%		0.05%		$60,165	46%
(0.58)	$9.44	11.43%	0.95%		6.27%		0.03%		$88,980	47%
(0.57)	$9.49	6.72%	0.96%		4.84	%(j)	—		$116,350	41%
(0.50)	$9.85	9.20%	0.95%		4.41%		—		$144,210	68%

(0.03)	$1.00	2.75%	0.58%		2.69%		0.14%		$110,291	—
(0.03)	$1.00	2.97%	0.60%		3.00%		0.09%		$172,791	—
(0.03)	$1.00	3.52%	0.62%		3.44%		0.09%		$158,359	—
(0.02)	$1.00	1.62%	0.63%		1.59%		0.09%		$187,043	—
(0.01)	$1.00	0.86%	0.61%		0.86%		0.09%		$191,859	—

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions from Net Realized Gain on Investments		Total Distributions

Money Market Fund—Class A Shares
1999		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2000		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2001		$1.00	0.06	—	0.06	(0.06)	—		(0.06)
2002		$1.00	0.02	—	0.02	(0.02)	—		(0.02)
2003		$1.00	0.01	—	0.01	(0.01)	(0.00	)(c)	(0.01)
Money Market Fund—Class S Shares
1999	(d)	$1.00	0.04	—	0.04	(0.04)	—		(0.04)
2000		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2001		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2002		$1.00	0.02	—	0.02	(0.02)	—		(0.02)
2003		$1.00	0.01	—	0.01	(0.01)	(0.00	)(c)	(0.01)
Treasury Money Market Fund—Class A Shares
1999		$1.00	0.04	—	0.04	(0.04)	—		(0.04)
2000		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2001		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2002		$1.00	0.02	—	0.02	(0.02)	—		(0.02)
2003		$1.00	0.01	—	0.01	(0.01)	—		(0.01)
Treasury Money Market Fund—Class S Shares
1999	(d)	$1.00	0.04	—	0.04	(0.04)	—		(0.04)
2000		$1.00	0.04	—	0.04	(0.04)	—		(0.04)
2001		$1.00	0.05	—	0.05	(0.05)	—		(0.05)
2002		$1.00	0.02	—	0.02	(0.02)	—		(0.02)
2003		$1.00	0.01	—	0.01	(0.01)	—		(0.01)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Represents less than $0.01.
(d)	Reflects operations for the period from June 8, 1998 (date of initial public investment) to April 30, 1999.
(e)	Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

		Ratios to Average Net Assets
Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)

$1.00	4.76%	0.63%		4.64%		0.05%		$932,896
$1.00	4.95%	0.63%		4.87%		0.05%		$1,095,128
$1.00	5.85%	0.64%		5.67%		0.05%		$1,598,305
$1.00	2.41%	0.71%		2.39%		0.18%		$1,512,433
$1.00	0.92%	0.70%		0.92%		0.25%		$1,240,670

$1.00	3.98%	0.88	%(e)	4.42	%(e)	0.05	%(e)	$16,368
$1.00	4.69%	0.88%		4.71%		0.05%		$48,760
$1.00	5.59%	0.89%		5.48%		0.05%		$61,450
$1.00	2.13%	0.98%		1.96%		0.17%		$112,156
$1.00	0.61%	1.00%		0.63%		0.20%		$81,002

$1.00	4.54%	0.59%		4.49%		0.08%		$498,548
$1.00	4.71%	0.58%		4.62%		0.08%		$423,685
$1.00	5.60%	0.59%		5.45%		0.09%		$790,307
$1.00	2.38%	0.59%		2.27%		0.09%		$741,357
$1.00	0.93%	0.61%		0.93%		0.09%		$622,086

$1.00	3.77%	0.84	%(e)	4.17	%(e)	0.08	%(e)	$21,153
$1.00	4.45%	0.83%		4.36%		0.08%		$20,704
$1.00	5.34%	0.84%		5.26%		0.09%		$21,070
$1.00	2.12%	0.84%		2.03%		0.09%		$26,138
$1.00	0.68%	0.86%		0.70%		0.09%		$18,011

VISION Group of Funds

Notes to Financial Statements

April 30, 2003

Organization

VISION Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 21 portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION International Equity Fund (“International Equity Fund”) (d)	Seeks long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

VISION Small Cap Stock Fund (“Small Cap Stock Fund”) (d)	Seeks growth of capital.

VISION Mid Cap Stock Fund (“Mid Cap Stock Fund”) (d)	Seeks total return.

VISION Large Cap Growth Fund (“Large Cap Growth Fund”) (d)	Seeks to provide capital appreciation.

VISION Large Cap Core Fund (“Large Cap Core Fund”) (d)	Provides long-term capital appreciation. Current income is a secondary, non-fundamental investment consideration.

VISION Large Cap Value Fund (“Large Cap Value Fund”) (d)	Seeks to provide current income. Capital appreciation is a secondary investment consideration.

VISION Managed Allocation Fund—Aggressive Growth (“Aggressive Growth Fund”) (d)	Seeks capital appreciation.

VISION Managed Allocation Fund—Moderate Growth (“Moderate Growth Fund”) (d)	Seeks capital appreciation and, secondarily, income.

VISION Managed Allocation Fund—Conservative Growth (“Conservative Growth Fund”) (d)	Seeks capital appreciation and income.

VISION New York Municipal Income Fund (“New York Municipal Income Fund”) (n)	Seeks current income that is exempt from federal regular income tax, and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with preservation of capital.

VISION Pennsylvania Municipal Income Fund (“Pennsylvania Municipal Income Fund”) (n)	Seeks income exempt from both federal and Pennsylvania state income taxes, and preservation of capital.

VISION Intermediate Term Bond Fund (“Intermediate Term Bond Fund”) (d)	Seeks current income with long-term growth of capital as a secondary objective.

VISION U.S. Government Securities Fund (“U.S. Government Securities Fund”) (d)	Seeks current income. Capital appreciation is a secondary, non-fundamental investment consideration.

VISION New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”) (n)	Seeks a high a level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.

VISION Group of Funds

Portfolio Name	Investment Objective

VISION Money Market Fund (“Money Market Fund”) (d)	Seeks current income with liquidity and stability of principal.

VISION Treasury Money Market Fund (“Treasury Money Market Fund”) (d)	Seeks current income with liquidity and stability of principal.

(d)  Diversified

(n)  Non-diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Effective May 1, 2002, Class B Shares were added to Aggressive Growth Fund, Moderate Growth Fund, and Conservative Growth Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”).

Investment Valuations—The money market funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating funds, listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is each Fund’s policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. International Equity Fund, Small Cap Stock Fund, Mid Cap Stock Fund, Large Cap Growth Fund, Large Cap Core Fund, Large Cap Value Fund, Aggressive Growth Fund, Moderate Growth Fund, Conservative Growth Fund, Money Market Fund and Treasury Money Market Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses—All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes—It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts—The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At April 30, 2003, the International Equity Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)

Contracts Purchased:
October 16, 2003	5,600,000 Australian Dollar	$3,306,016	$3,451,611	$145,595
October 16, 2003	2,900,000 Danish Krone	414,997	433,991	18,994
October 16, 2003	1,500,000 Euro Currency	1,593,975	1,668,014	74,039
October 16, 2003	3,900,000 Hong Kong Dollar	499,583	499,414	(169)
October 16, 2003	179,000,000 Japanese Yen	1,505,116	1,511,965	6,849
October 16, 2003	540,000 Singapore Dollar	303,770	305,240	1,470
October 16, 2003	1,2000,000 Swiss Franc	867,993	889,544	21,551

Contracts Sold:
October 16, 2003	4,140,000 British Pound Sterling	6,352,850	6,554,055	(201,205)
October 16, 2003	350,000 Euro Currency	379,596	389,203	(9,607)
October 16, 2003	9,900,000 Swedish Krona	1,143,583	1,198,906	(55,323)

	Net Unrealized Appreciation on Foreign Exchange Contracts			$2,194

Foreign Currency Translation—The International Equity Fund translates foreign currencies into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchase and sale of securities, and income and expense are translated at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other—Investment transactions are accounted for on a trade date basis.

Change in Accounting Policy

Effective May 1, 2001, the Trust adopted the provisions of the revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies (the “Guide”). For financial statement purposes, the revised Guide requires the Funds to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (paydown gains and losses) as part of interest income.

Upon initial adoption, the Funds adjusted their cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Funds’ net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Funds resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

	Increase (Decrease)
	As of May 1, 2001			For the Year Ended April 30, 2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
New York Municipal Income Fund	$12,857	$12,857	$—	$2,240	$(1,370)	$(870)
Intermediate Term Bond Fund	(110,737)	(216,252)	105,515	(416,700)	200,740	215,960
U.S. Government Securities Fund	2,424	(217,393)	219,817	(1,176,870)	963,162	213,708

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Capital Stock

At April 30, 2003, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to International Equity Fund, Small Cap Stock Fund, Mid Cap Stock Fund, Large Cap Growth Fund, Large Cap Core Fund, Large Cap Value Fund, Aggressive Growth Fund, Moderate Growth Fund, Conservative Growth Fund, New York Municipal Income Fund, Pennsylvania Municipal Income Fund, Intermediate Term Bond Fund and U.S. Government Securities Fund; and 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to New York Tax-Free Money Market Fund; 6,000,000,000 shares of $0.001 par value capital stock of the Trust (2,000,000,000 authorized as to Class A Shares, 2,000,000,000 authorized as to Class S Shares and 2,000,000,000 authorized as to Institutional Shares) authorized with respect to Money Market Fund and 4,000,000,000 shares of $0.001 par value capital stock of the Trust (2,000,000,000 authorized as to Class A Shares and 2,000,000,000 authorized as to Class S Shares) authorized with respect to Treasury Money Market Fund. Capital paid-in for New York Tax-Free Money Market Fund aggregated $191,858,878, par value was $191,859; Money Market Fund aggregated $1,324,415,924, par value was $1,324,416, and Treasury Money Market Fund aggregated $640,099,938, par value was $640,099. Transactions in capital stock were as follows:

	International Equity Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,042,372	$29,799,282	2,317,071	$20,220,549

Shares issued to shareholders in payment of distributions declared	38,189	281,458	38,391	324,402

Shares redeemed	(933,559)	(7,086,632)	(856,702)	(7,608,974)

Net change resulting from Class A Share transactions	3,147,002	$22,994,108	1,498,760	$12,935,977

	International Equity Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	1,871	$14,496	5,867	$51,179

Shares issued to shareholders in payment of distributions declared	45	330	65	545

Shares redeemed	(937)	(6,627)	(48)	(404)

Net change resulting from Class B Share transactions	979	$8,199	5,884	$51,320

Net change resulting from share transactions	3,147,981	$23,002,307	1,504,644	$12,987,297

	Small Cap Stock Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,693,779	$32,173,346	2,119,892	$20,407,059

Shares issued to shareholders in payment of distributions declared	2,892,267	18,944,352	356,474	3,350,853

Shares redeemed	(3,135,991)	(23,014,962)	(2,797,016)	(28,068,423)

Net change resulting from Class A Share transactions	4,450,055	$28,102,736	(320,650)	$(4,310,511)

	Small Cap Stock Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	28,380	$223,678	35,927	$357,828

Shares issued to shareholders in payment of distributions declared	15,548	100,131	524	4,909

Shares redeemed	(6,175)	(40,688)	(2,585)	(26,445)

Net change resulting from Class B Share transactions	37,753	$283,121	33,866	$336,292

Net change resulting from share transactions	4,487,808	$28,385,857	(286,784)	$(3,974,219)

	Mid Cap Stock Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,919,001	$23,583,058	1,470,152	$20,279,831

Shares issued to shareholders in payment of distributions declared	—	—	—	—

Shares redeemed	(1,626,404)	(19,790,257)	(1,404,964)	(19,533,399)

Net change resulting from Class A Share transactions	292,597	$3,792,801	65,188	$746,432

	Mid Cap Stock Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	22,884	$278,057	58,027	$795,970

Shares issued to shareholders in payment of distributions declared	—	—	—	—

Shares redeemed	(20,032)	(232,727)	(7,918)	(110,374)

Net change resulting from Class B Share transactions	2,852	$45,330	50,109	$685,596

Net change resulting from share transactions	295,449	$3,838,131	115,297	$1,432,028

	Large Cap Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	954,664	$6,347,393	686,206	$5,632,341

Shares issued to shareholders in payment of distributions declared	—	—	—	—

Shares redeemed	(455,113)	(3,060,488)	(163,438)	(1,338,569)

Net change resulting from Class A Share transactions	499,551	$3,286,905	522,768	$4,293,772

	Large Cap Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	48,040	$316,720	103,098	$828,760

Shares issued to shareholders in payment of distributions declared	—	—	—	—

Shares redeemed	(32,055)	(202,529)	(5,564)	(44,647)

Net change resulting from Class B Share transactions	15,985	$114,191	97,534	$784,113

Net change resulting from share transactions	515,536	$3,401,096	620,302	$5,077,885

	Large Cap Core Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,135,940	$25,061,874	3,646,229	$34,165,283

Shares issued to shareholders in payment of distributions declared	2,482,487	13,529,668	1,342,877	11,333,879

Shares redeemed	(6,804,727)	(39,470,425)	(8,535,161)	(75,345,853)

Net change resulting from Class A Share transactions	(186,300)	$(878,883)	(3,546,055)	$(29,846,691)

	Large Cap Core Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	35,021	$200,518	45,687	$407,063

Shares issued to shareholders in payment of distributions declared	10,033	53,677	2,260	18,951

Shares redeemed	(12,231)	(69,950)	(1,145)	(9,630)

Net change resulting from Class B Share transactions	32,823	$184,245	46,802	$416,384

Net change resulting from share transactions	(153,477)	$(694,638)	(3,499,253)	$(29,430,307)

	Large Cap Value Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,009,159	$24,138,196	1,545,342	$16,665,760

Shares issued to shareholders in payment of distributions declared	25,616	207,963	51,256	535,172

Shares redeemed	(1,393,775)	(11,280,908)	(618,614)	(6,654,028)

Net change resulting from Class A Share transactions	1,641,000	$13,065,251	977,984	$10,546,904

	Large Cap Value Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	5,995	$50,301	46,217	$483,497

Shares issued to shareholders in payment of distributions declared	—	—	509	5,253

Shares redeemed	(12,188)	(95,966)	(5,492)	(59,451)

Net change resulting from Class B Share transactions	(6,193)	$(45,665)	41,234	$429,299

Net change resulting from share transactions	1,634,807	$13,019,586	1,019,218	$10,976,203

	Aggressive Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	308,474	$2,482,509	379,805	$3,663,981

Shares issued to shareholders in payment of distributions declared	6,240	49,003	4,835	45,581

Shares redeemed	(150,638)	(1,212,762)	(30,386)	(287,898)

Net change resulting from Class A Share transactions	164,076	$1,318,750	354,254	$3,421,664

	Aggressive Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount
Shares sold	243,995	$1,945,712	—	$—

Shares issued to shareholders in payment of distributions declared	1,258	9,853	—	—

Shares redeemed	(16,746)	(127,502)	—	—

Net change resulting from Class B Share transactions	228,507	$1,828,063	—	$—

Net change resulting from share transactions	392,583	$3,146,813	354,254	$3,421,664

	Moderate Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	601,809	$5,288,569	716,547	$6,973,217

Shares issued to shareholders in payment of distributions declared	15,714	136,792	8,505	82,025

Shares redeemed	(217,701)	(1,886,303)	(72,992)	(711,066)

Net change resulting from Class A Share transactions	399,822	$3,539,058	652,060	$6,344,176

	Moderate Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	636,459	$5,577,776	—	$—

Shares issued to shareholders in payment of distributions declared	1,910	16,604	—	—

Shares redeemed	(17,828)	(153,461)	—	—

Net change resulting from Class B Share transactions	620,541	$5,440,919	—	$—

Net change resulting from share transactions	1,020,363	$8,979,977	652,060	$6,344,176

	Conservative Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	200,143	$1,882,774	274,159	$2,687,249

Shares issued to shareholders in payment of distributions declared	9,137	85,632	5,272	50,990

Shares redeemed	(61,215)	(574,556)	(38,557)	(375,485)

Net change resulting from Class A Share transactions	148,065	$1,393,850	240,874	$2,362,754

	Conservative Growth Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	228,194	$2,138,064	—	$—

Shares issued to shareholders in payment of distributions declared	1,910	17,798	—	—

Shares redeemed	(18,674)	(174,911)	—	—

Net change resulting from Class B Share transactions	211,430	$1,980,951	—	$—

Net change resulting from share transactions	359,495	$3,374,801	240,874	$2,362,754

	New York Municipal Income Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
	Shares	Amount	Shares	Amount
Shares sold	1,655,735	$17,618,682	1,940,141	$20,209,605

Shares issued to shareholders in payment of distributions declared	174,546	1,861,128	153,236	1,597,624

Shares redeemed	(1,559,173)	(16,580,118)	(1,681,248)	(17,520,654)

Net change resulting from share transactions	271,108	$2,899,692	412,129	$4,286,575

	Pennsylvania Municipal Income Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
	Shares	Amount	Shares	Amount
Shares sold	1,253,796	$13,123,586	1,197,299	$12,209,799

Shares issued to shareholders in payment of distributions declared	15,680	164,697	15,298	155,972

Shares redeemed	(1,438,301)	(15,074,381)	(1,494,043)	(15,275,332)

Net change resulting from share transactions	(168,825)	$(1,786,098)	(281,446)	$(2,909,561)

	Intermediate Term Bond Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
	Shares	Amount	Shares	Amount
Shares sold	2,292,335	$22,189,275	2,766,941	$26,476,776

Shares issued to shareholders in payment of distributions declared	139,163	1,350,883	191,924	1,837,004

Shares redeemed	(4,648,562)	(45,045,118)	(9,079,598)	(86,429,386)

Net change resulting from share transactions	(2,217,064)	$(21,504,960)	(6,120,733)	$(58,115,606)

	U.S. Government Securities Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
	Shares	Amount	Shares	Amount
Shares sold	5,347,162	$52,103,220	4,901,159	$46,587,996

Shares issued to shareholders in payment of distributions declared	362,757	3,543,395	336,732	3,210,442

Shares redeemed	(3,331,328)	(32,482,150)	(2,407,976)	(22,959,459)

Net change resulting from share transactions	2,378,591	$23,164,465	2,829,915	$26,838,979

	New York Tax-Free Money Market Fund
	Year Ended April 30, 2003	Year Ended April 30, 2002
Shares sold	1,180,246,098	2,194,740,601

Shares issued to shareholders in payment of distributions declared	995,420	1,714,421

Shares redeemed	(1,176,425,629)	(2,167,771,022)

Net change resulting from share transactions	4,815,889	28,684,000

	Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	47,762,167,345	$47,762,167,345	112,180,878,513	$112,180,878,513

Shares issued to shareholders in payment of distributions declared	6,478,702	6,478,702	22,882,631	22,882,631

Shares redeemed	(48,040,248,948)	(48,040,248,948)	(112,289,609,561)	(112,289,609,561)

Net change resulting from Class A Share transactions	(271,602,901)	$(271,602,901)	(85,848,417)	$(85,848,417)

	Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class S Shares	Shares	Amount	Shares	Amount
Shares sold	11,428,135,792	$11,428,135,792	23,139,522,831	$23,139,522,831

Shares issued to shareholders in payment of distributions declared	—	—	4	4

Shares redeemed	(11,459,488,844)	(11,459,488,844)	(23,088,815,283)	(23,088,815,283)

Net change resulting from Class S Share transactions	(31,353,052)	$(31,353,052)	50,707,552	$50,707,552

	Money Market Fund
	Year Ended April 30, 2003		Period Ended April 30, 2002(a)
Institutional Shares	Shares	Amount	Shares	Amount
Shares sold	16,766,778	$16,766,778	3,949,272	$3,949,272

Shares issued to shareholders in payment of distributions declared	28,596	28,596	5,748	5,748

Shares redeemed	(16,842,620)	(16,842,620)	(1,150,263)	(1,150,263)

Net change resulting from Institutional Share transactions	(47,246)	$(47,246)	2,804,757	$2,804,757

Net change resulting from share transactions	(303,003,199)	$(303,003,199)	(32,336,108)	$(32,336,108)

	Treasury Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	17,313,672,978	$17,313,673,173	27,305,844,226	$27,305,844,226

Shares issued to shareholders in payment of distributions declared	682,530	682,530	2,061,616	2,061,616

Shares redeemed	(17,433,552,783)	(17,433,552,783)	(27,356,854,865)	(27,356,854,865)

Net change resulting from Class A Share transactions	(119,197,275)	$(119,197,080)	(48,949,023)	$(48,949,023)

	Treasury Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class S Shares	Shares	Amount	Shares	Amount
Shares sold	2,834,591,428	$2,834,591,428	6,747,916,589	$6,747,916,589

Shares issued to shareholders in payment of distributions declared	—	—	4	4

Shares redeemed	(2,842,790,459)	(2,842,790,459)	(6,742,848,284)	(6,742,848,284)

Net change resulting from Class S Share transactions	(8,199,031)	$(8,199,031)	5,068,309	$5,068,309

Net change resulting from share transactions	(127,396,306)	$(127,396,111)	(43,880,714)	$(43,880,714)

(a)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to April 30, 2002.

Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, net operating losses, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
International Equity Fund	$—	$852,638	$(852,638)
Small Cap Stock Fund	1,309,695	62,425	(1,372,120)
Mid Cap Stock Fund	(28,097)	28,010	87
Large Cap Growth Fund	(3,635)	3,635	—
Large Cap Core Fund	2,250,001	—	(2,250,001)
Aggressive Growth Fund	(8,232)	8,232	—
New York Municipal Income Fund	—	(5,150)	5,150
Intermediate Term Bond Fund	—	869,959	(869,959)
U.S. Government Securities Fund	—	1,102,214	(1,102,214)
New York Tax-Free Money Market Fund	9	—	(9)
Money Market Fund	—	13,708	(13,708)
Treasury Money Market Fund	424	—	(424)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions paid as reported in the Statement of Changes in Net Assets for the years ended April 30, 2003 and 2002, were:

For the year ended April 30, 2003	Ordinary Income*		Long-Term Capital Gains
International Equity Fund	$633,216		$—
Small Cap Stock Fund	2,059,319		18,845,459
Large Cap Core Fund	301,730		13,986,366
Large Cap Value Fund	312,233		—
Aggressive Growth Fund	—		59,056
Moderate Growth Fund	106,275		47,539
Conservative Growth Fund	96,199		9,010
New York Municipal Income Fund	3,211,133	**	85,625
Pennsylvania Municipal Income Fund	2,847,781	**	—
Intermediate Term Bond Fund	7,854,867		—
U.S. Government Securities Fund	6,517,505		—
New York Tax-Free Money Market Fund	1,698,748	**	—
Money Market Fund	13,587,106		—
Treasury Money Market Fund	6,640,467		—

*	For tax purposes short-term capital gain distributions are considered ordinary income.
**	Included in these amounts are tax-exempt income of $3,211,133, $2,846,446, and $1,698,748 for New York Municipal Income Fund, Pennsylvania Municipal Income Fund, and New York Tax-Free Money Market Fund, respectively.

For the year ended April 30, 2002	Ordinary Income*		Long-Term Capital Gains
International Equity Fund	$814,823		$—
Small Cap Stock Fund	—		3,697,711
Large Cap Core Fund	—		12,338,693
Large Cap Value Fund	808,500		—
Aggressive Growth Fund	6,485		39,222
Moderate Growth Fund	73,610		8,758
Conservative Growth Fund	51,899		527
New York Municipal Income Fund	3,142,739	**	—
Pennsylvania Municipal Income Fund	3,457,141	**	—
Intermediate Term Bond Fund	10,537,578		—
U.S. Government Securities Fund	6,139,293		—
New York Tax-Free Money Market Fund	2,982,023	**	—
Money Market Fund	42,149,990		—
Treasury Money Market Fund	18,531,584		—

*	For tax purposes short-term capital gain distributions are considered ordinary income.
**	Included in these amounts are tax-exempt income of $3,137,195, $3,457,141 and $2,982,023 for New York Municipal Income Fund, Pennsylvania Municipal Income Fund and New York Tax-Free Money Market Fund, respectively.

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income		Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
International Equity Fund	$972,736		$—	$(2,090,744)	$7,562,097
Small Cap Stock Fund	—		5,604,498	(1,425,853)	—
Mid Cap Stock Fund	—		—	4,296,831	9,623,617
Large Cap Growth Fund	—		—	(223,354)	4,468,279
Large Cap Core Fund	241,038		—	1,929,161	5,450,014
Large Cap Value Fund	38,581		—	(3,165,513)	4,452,873
Aggressive Growth Fund	—		258,640	(1,314,452)	—
Moderate Growth Fund	—		314,471	(1,241,663)	—
Conservative Growth Fund	—		91,471	(161,368)	—
New York Municipal Income Fund	118,256	*	397,828	3,983,839	—
Pennsylvania Municipal Income Fund	222,580	*	—	6,458,393	2,955,289
Intermediate Term Bond Fund	521,425		—	5,855,265	17,148,463
U.S. Government Securities Fund	334,938		32,662	4,883,332	—
New York Tax-Free Money Market Fund	49,868	*	—	—	9
Money Market Fund	372,418		—	—	13,758
Treasury Money Market Fund	268,854		—	—	424

*	Included in these amounts are tax exempt income of $117,981, $221,985, and $49,868 for New York Municipal Income Fund, Pennsylvania Municipal Income Fund, and New York Tax-Free Money Market Fund, respectively.

For federal income tax purposes, the following amounts apply as of April 30, 2003:

Fund Name	Cost of Investments		Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Equity Fund	$62,477,019		$3,464,293	$5,547,083	$(2,082,790)
Small Cap Stock Fund	108,061,376		8,463,191	9,889,044	(1,425,853)
Mid Cap Stock Fund	100,207,780		10,418,547	6,121,716	4,296,831
Large Cap Growth Fund	17,615,188		737,469	960,823	(223,354)
Large Cap Core Fund	86,506,988		11,526,278	9,597,117	1,929,161
Large Cap Value Fund	52,199,230		2,491,223	5,656,736	(3,165,513)
Aggressive Growth Fund	8,481,923		10,924	1,325,376	(1,314,452)
Moderate Growth Fund	17,458,943		97,772	1,339,435	(1,241,663)
Conservative Growth Fund	6,216,512		45,498	206,866	(161,368)
New York Municipal Income Fund	81,237,137		4,434,784	450,945	3,983,839
Pennsylvania Municipal Income Fund	78,557,855		6,475,380	16,987	6,458,393
Intermediate Term Bond Fund	135,715,303		6,004,455	149,190	5,855,265
U.S. Government Securities Fund	142,673,686		5,518,019	634,687	4,883,332
New York Tax-Free Money Market Fund	190,233,038	*	—	—	—
Money Market Fund	1,325,848,473	*	—	—	—
Treasury Money Market Fund	640,523,044	*	—	—	—

*  at amortized cost

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts and on investments in passive foreign investment companies and the amortization/accretion tax elections on fixed income securities.

At April 30, 2003, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in							Total Capital Loss Carryforwards
Fund Name	2004	2006	2007	2008	2009	2010	2011
International Equity Fund	$—	$—	$—	$—	$—	$2,833,748	$4,728,349	$7,562,097
Mid Cap Stock Fund	—	1,359,961	1,947,176	—	—	2,587,451	3,729,029	9,623,617
Large Cap Growth Fund	—	—	—	—	725,317	1,368,709	2,374,253	4,468,279
Large Cap Core Fund	—	—	—	—	—	—	5,450,014	5,450,014
Large Cap Value Fund	—	—	—	—	—	60,485	4,392,388	4,452,873
Pennsylvania Municipal Income Fund	—	—	—	—	2,955,289	—	—	2,955,289
Intermediate Term Bond Fund	—	—	—	8,831,926	8,316,537	—	—	17,148,463
New York Tax-Free Money Market Fund	9	—	—	—	—	—	—	9
Money Market Fund	—	—	—	—	—	—	13,758	13,758
Treasury Money Market Fund	—	—	424	—	—	—	—	424

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2003, for federal income tax purposes, the following Funds had post- October losses as shown below which were deferred to May 1, 2003:

Fund Name	Post October Losses
International Equity Fund	$2,153,770
Mid Cap Stock Fund	4,095,352
Large Cap Growth Fund	444,420
Large Cap Core Fund	7,106,334
Large Cap Value Fund	1,471,883

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser” or “M&T”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund Name	Annual Rate
International Equity Fund	1.00%
Small Cap Stock Fund	0.85%
Mid Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%
Large Cap Core Fund	0.85%
Large Cap Value Fund	0.70%
Aggressive Growth Fund	0.25%
Moderate Growth Fund	0.25%
Conservative Growth Fund	0.25%
New York Municipal Income Fund	0.70%
Pennsylvania Municipal Income Fund	0.70%
Intermediate Term Bond Fund	0.70%
U.S. Government Securities Fund	0.70%
New York Tax-Free Money Market Fund	0.50%
Money Market Fund	0.50%
Treasury Money Market Fund	0.50%

Sub-Adviser Fee—Federated Investment Management Company (“FIMCO”) is the sub-adviser to New York Tax-Free Money Market Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from New York Tax-Free Money Market Fund. FIMCO’s fee is paid by the Advisor and not the Fund. FIMCO is paid by the Adviser as follows: 0.20% on the first $100 million of average daily net assets; 0.18% on the next $100 million of average daily net assets and 0.15% on average daily net assets over $200 million.

Independence Investment LLC (“Independence”) is the sub-adviser to the Mid Cap Stock Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Mid Cap Stock Fund. Independence’s fee is paid by the Adviser and not the Fund. The sub-adviser is paid by the Adviser as follows: 0.40% on the first $500 million average daily net assets and 0.35% on average daily net assets over $500 million.

Montag & Caldwell, Inc. (“Montag & Caldwell”) is the sub-adviser to the Large Cap Growth Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Large Cap Growth Fund. Montag & Caldwell’s fee is paid by the Adviser and not the Fund. The sub-adviser is paid by the Adviser as follows: 0.50% on the first

$50 million average daily net assets; 0.40% on the next $50 million average daily net assets; 0.30% on the next $100 million average daily net assets and 0.20% on average daily net assets over $200 million.

LSV Asset Management (“LSV”) is the sub-adviser of the value component of Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, LSV receives an allocable portion of the advisory fee the Adviser receives from Small Cap Stock Fund. The allocation is based on the amount of securities which LSV manages for the Fund. This fee is paid by the Adviser out of the fees it receives and is not a Fund expense. LSV is paid by the Adviser as follows: 0.65% on the first $50 million of average daily net assets and 0.55% on average daily net assets over $50 million.

Mazama Capital Management, Inc. (“Mazama”) is the sub-adviser of the growth component of Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, Mazama receives an allocable portion of the advisory fee that the Adviser receives from Small Cap Stock Fund. The allocation is based on the amount of securities which Mazama manages for the Fund. The fee is paid by the Adviser out of the fees it receives and is not a Fund expense. Mazama is paid by the Adviser as follows: 0.70% of average daily net assets.

UBS Global Asset Management (Americas), Inc. (“UBS Global”) is the sub-adviser of International Equity Fund, and receives an allocable portion of the advisory fee the Adviser receives from International Equity Fund. The allocation is based on the amount of securities that UBS Global manages for the Fund. The fee is paid by the Adviser out of the fees it receives and is not a Fund expense. UBS Global is paid by the Adviser as follows: 0.40% on the first $50 million of average daily net assets; 0.35% on the next $150 million of average daily net assets and 0.30% on average daily net assets over $200 million.

Administrative Fee—Federated Services Company (“FServ”) and M&T Securities, Inc. (“M&T Securities”) serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. During the period May 1, 2002 through September 30, 2002, administrative services were provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fees Payable to M&T Securities

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

Effective October 1, 2002 the administrative fee has been changed to reflect the following fee schedule.

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.02%	on the next $2 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees Payable to M&T Securities

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses—FServ, through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type and number of accounts made by shareholders.

Distribution Services Fee—The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corporation (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s Class A Shares, Class B Shares and Class S Shares. The Plan provides that each Fund may incur distribution expenses of up to 0.25%, 0.75% and 0.25% of the average daily net assets of each Funds’ Class A Shares, Class B Shares and Class S Shares, respectively, annually to compensate FSC. For the year ended April 30, 2003, the Funds’ Class A Shares did not pay or accrue a distribution services fee. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average daily net assets of each Fund for the period. The fee paid to M&T Securities is used to finance certain services for shareholders and to maintain shareholder accounts. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Funds. M&T Securities can modify or terminate this voluntary waiver at any time at its sole discretion.

General—Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

Interfund Transactions—During the year ended April 30, 2003, New York Tax-Free Money Market Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and or common officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $239,320,000 and $190,700,000, respectively.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2003, were as follows:

Fund Name	Purchases	Sales
International Equity Fund	$42,284,491	$18,774,175
Small Cap Stock Fund	72,784,545	64,241,721
Mid Cap Stock Fund	87,874,688	82,881,741
Large Cap Growth Fund	8,631,661	5,477,910
Large Cap Core Fund	34,508,624	48,578,290
Large Cap Value Fund	25,762,902	13,060,707
Aggressive Growth Fund	3,872,852	584,273
Moderate Growth Fund	9,761,324	1,022,418
Conservative Growth Fund	3,563,211	404,517
New York Municipal Income Fund	45,985,656	41,529,053
Pennsylvania Municipal Income Fund	25,196,947	19,697,496
Intermediate Term Bond Fund	28,875,374	31,676,747
U.S. Government Securities Fund	16,081,453	23,133,618

Purchases and sales of long-term U.S. government securities for the year ended April 30, 2003 were as follows:

Fund Name	Purchases	Sales
Intermediate Term Bond Fund	$78,823,535	$97,494,163
U.S. Government Securities Fund	88,500,534	61,477,607

Concentration of Credit Risk

Since New York Tax-Free Money Market Fund, Pennsylvania Municipal Income Fund and New York Municipal Income Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2003, 59.7% for New York Tax-Free Money Market Fund, 66.6% for Pennsylvania Municipal Income Fund and 34.0% for New York Municipal Income Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 8.3% for New York Tax-Free Money Market Fund, 28.5% for Pennsylvania Municipal Income Fund and 8.7% for New York Municipal Income Fund of total market value of investments.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At April 30, 2003, the diversification of industries in International Equity Fund was as follows:

Industry	Percentage of Net Assets
Automobiles	2.1%
Banking	15.6%
Building Materials & Components	1.8%
Business & Public Services	1.6%
Chemicals	1.1%
Commercial Services	3.3%
Computers	0.6%
Education	0.2%
Electrical & Electronics	3.7%
Energy Sources	10.2%
Financial Services	1.5%
Food & Beverage & Tobacco	6.6%
Forest Products & Paper	2.2%
Health & Personal Care	12.1%
Insurance	3.5%
Manufacturing	1.4%
Media	0.6%
Printing & Publishing	4.7%
Real Estate	1.5%
Recreation, Other Consumer Goods	2.4%
Retail	3.6%
Telecommunications	9.4%
Transportation	1.5%
Utilities	3.3%
Water	0.6%

Line of Credit

The Funds (except for Aggressive Growth Fund, Moderate Growth Fund and Conservative Growth Fund) entered into a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the year ended April 30, 2003.

Federal Income Tax Information (Unaudited)

For the year ended April 30, 2003, the following Funds designated long-term capital gain dividends:

Small Cap Stock Fund	$18,845,459
Large Cap Core Fund	13,986,366
Aggressive Growth Fund	59,056
Moderate Growth Fund	47,539
Conservative Growth Fund	9,010
New York Municipal Income Fund	85,625

For the fiscal year ended April 30, 2003 certain dividends paid by Large Cap Value Fund, Conservative Growth Fund, and Moderate Growth Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV. For the year ended April 30, 2003, Vision International Equity Fund has elected under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders.

Subsequent Event

On April 1, 2003, M&T Bank Corporation (“M&T Corp.”) acquired Allfirst Financial, Inc. (“Allfirst”) (“Bank Acquisition”). Prior to the Bank Acquisition, Allfirst was the corporate parent of Allied Investment Advisors, Inc. (“AIA”), the investment adviser to the ARK Funds. M&T Corp. is the corporate parent of M&T Asset Management, a department of Manufacturers and Traders Trust Company (“M&T Bank”), the investment adviser to each series of the the VISION Group of Funds (the “VISION Funds”). In an effort to promote more efficient operations, to eliminate certain duplicative costs and to enhance the distribution of fund shares by eliminating redundant investment products, the ARK Funds and the VISION Funds on June 16, 2003 entered into an Agreement and Plan of Reorganization providing that each ARK Fund be reorganized, on a tax-free basis, into a comparable new or existing VISION Fund and that VISION Large Cap Core Fund, VISION Intermediate Term Bond Fund and VISION Pennsylvania Municipal Income Fund be reorganized, on a tax-free basis, together with one or more ARK Funds, into comparable but newly created VISION Funds. A Special Meeting of Shareholders for ARK Funds and for the three VISION Funds will be held in August 2003 to approve these proposed reorganizations.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of

VISION GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of  VISION Mid Cap Stock Fund, VISION Large Cap Growth Fund, VISION Large Cap Value Fund, VISION New York Municipal Income Fund, VISION U.S. Government Securities Fund, VISION New York Tax-Free Money Market Fund, VISION Money Market Fund, VISION Treasury Money Market Fund, (collectively the “Existing VISION Funds”) and the VISION International Equity Fund, VISION Small Cap Stock Fund, VISION Large Cap Core Fund, VISION Managed Allocation Fund—Aggressive Growth, VISION Managed Allocation Fund—Moderate Growth, VISION Managed Allocation Fund—Conservative Growth, VISION Pennsylvania Municipal Income Fund, and VISION Intermediate Term Bond Fund (collectively the “Former Governor Funds”) (sixteen of the portfolios constituting the VISION Group of Funds) (the “Funds”), as of April 30, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through the period ended June 30, 2000 for the Former Governor Funds were audited by other auditors whose report, dated August 15, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VISION Mid Cap Stock Fund, VISION Large Cap Growth Fund, VISION Large Cap Value Fund, VISION New York Municipal Income Fund, VISION U.S. Government Securities Fund, VISION New York Tax-Free Money Market Fund, VISION Money Market Fund, VISION Treasury Money Market Fund, VISION International Equity Fund, VISION Small Cap Stock Fund, VISION Large Cap Core Fund, VISION Managed Allocation Fund—Aggressive Growth, VISION Managed Allocation Fund—Moderate Growth, VISION Managed Allocation Fund—Conservative Growth, VISION Pennsylvania Municipal Income Fund, and VISION Intermediate Term Bond Fund, portfolios of the VISION Group of Funds, at April 30, 2003, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts

June 16, 2003

Board of Trustees And Trust Officers

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustees who are “interested persons” of the Trust (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Fund Complex consists of 21 investment company portfolios. Unless otherwise noted, each Trustee oversees all portfolios in the Fund Complex and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-836-2211.

Interested Trustee Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki† Manufacturers and Traders Trust Company One M&T Plaza Buffalo, NY 14203 Birthdate: November 3, 1955 Trustee Began serving: August 2000

Principal Occupations: Executive Vice President, Manufacturers and Traders Trust Company (“M&T Bank”), division head for M&T Bank’s investment area, M&T Asset Management.

Other Directorships Held: None

†	Mark J. Czarnecki is “interested” due to positions he holds with M&T Bank and with M&T Asset Management, the Funds’ adviser.

Independent Trustees Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Randall I. Benderson 570 Delaware Avenue Buffalo, NY Birth date: January 12, 1955 Trustee Began serving: February 1990	Principal Occupations: President and Chief Operating Officer, Benderson Development Company, Inc. (construction). Other Directorships Held: None

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 Trustee Began serving: February 1988

Principal Occupations: Chairman of the Board, HealthNow New York, Inc. (health care company) ; Chairman of the Board, Catholic Health System of Western New York (hospitals, long-term care, home health care); and former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

Other Directorships Held: Energy East Corp.

John S. Cramer 4216 Jonathan Lane Harrisburg, PA 17110 Birth date: February 22, 1942 Trustee Began serving: December 2000	Principal Occupations: Retired President and Chief Executive Officer, Pinnacle Health System (health care). Other Directorships Held: None

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. Richardson & Taylor Hollow Roads Collins, NY Birth date: July 14, 1940 Trustee Began serving: February 1988

Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

George K. Hambleton, Jr. 1003 Admiral’s Walk Buffalo, NY Birth date: February 8, 1933 Trustee Began serving: February 1988	Principal Occupations: Retired President, Brand Name Sales, Inc. (catalog showroom operator); Retired President, Hambleton & Carr, Inc. (catalog showroom operator). Other Directorships Held: None

Officers

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Edward C. Gonzales Federated Investors Tower Pittsburgh, PA Birth date: October 22, 1930 Chairman Began serving: May 2001

Principal Occupations: President and Executive Vice President of other funds distributed by Federated Securities Corp.; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of other funds distributed by Federated Securities Corp.; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 Chief Executive Officer Began serving: December 2002	Principal Occupations: Vice President, Director of Mutual Fund Services and Strategic Relationship Management, Federated Services Company.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 President Began serving: May 2001	Principal Occupations: President, M&T Securities, Inc., since 1998; Administrative Vice President, M&T Bank, 1995-1998.

Kenneth G. Thompson One M&T Plaza Buffalo, NY Birth date: September 4, 1964 Vice President Began serving: May 2001	Principal Occupations: Administrative Vice President, M&T Bank; Vice President, M&T Bank, 1999-2002; Regional Sales Manager, M&T Securities, Inc., 1995-1999.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Beth S. Broderick Federated Investors Tower Pittsburgh, PA Birth date: August 2, 1965 Vice President and Assistant Treasurer Began serving: February 1998	Principal Occupations: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard J. Thomas Federated Investors Tower Pittsburgh, PA Birth date: June 17, 1954 Treasurer Began serving: December 2002

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 Secretary Began serving: December 2000	Principal Occupation: Counsel, Reed Smith LLP. Previous Positions: Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

Shares of the VISION Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company,

and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VISION EQUITY FUNDS

VISION International Equity Fund

VISION Small Cap Stock Fund

VISION Mid Cap Stock Fund

VISION Large Cap Growth Fund

VISION Large Cap Core Fund

VISION Large Cap Value Fund

VISION FIXED INCOME FUNDS

VISION U.S. Government Securities Fund

VISION New York Municipal Income Fund

VISION Pennsylvania Municipal Income Fund

VISION Intermediate Term Bond Fund

VISION FUND-OF-FUNDS

VISION Managed Allocation Fund—

Aggressive Growth

VISION Managed Allocation Fund—

Moderate Growth

VISION Managed Allocation Fund—

Conservative Growth

VISION MONEY MARKET FUNDS

VISION New York Tax-Free Money Market Fund

VISION Money Market Fund

VISION Treasury Money Market Fund

Cusip 92830F547

Cusip 92830F554

Cusip 92830F562

Cusip 92830F307

Cusip 92830F877

Cusip 92830F109

Cusip 92830F885

Cusip 92830F208

Cusip 92830F406

Cusip 92830F505

Cusip 92830F802

Cusip 92830F810

Cusip 92830F794

Cusip 92830F786

Cusip 92830F851

Cusip 92830F844

Cusip 92830F679

Cusip 92830F661

Cusip 92830F752

Cusip 92830F778

Cusip 92830F760

Cusip 92830F711

Cusip 92830F737

Cusip 92830F729

Cusip 92830F745

Cusip 92830F695

Cusip 92830F687

G00158-07 (6/03)

[Logo of Vision Group of Funds]

www.visionfunds.net      •      visionfunds@mandtbank.com

Mutual Fund Shareholder Services

P.O. Box 4556

Buffalo, NY 14240-4556

ARK-AR-004-0603

Sign up for Fund Document e-delivery by visiting

www.visionfunds.net/myaccount

Institutional Funds

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VISION GROUP OF FUNDS

Annual Report to  Shareholders

April 30, 2003

VISION  Institutional Limited Duration U.S. Government Fund

During the fiscal year ended April 30, 2003, the net asset value (NAV) of the Fund increased from $9.80 to $9.85. Incorporating monthly income, the Fund has produced a total return of 5.05% on an NAV basis before taxes, and a total return of 1.93% adjusted for the Fund’s sales charge.†

The Fund’s overweight in Agencies positively impacted Fund performance. However, this positive impact was somewhat offset by unprecedented mortgage prepayments during the period, which reflected negatively on Mortgage-Backed Securities.

The Fund’s portfolio continues to be comprised of Treasuries, Agencies, Mortgage-Backed Securities, and Collateralized Mortgage Obligations.

†	Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The graph below illustrates the hypothetical investment of $10,000* in the VISION Institutional Limited Duration U.S. Government Fund (the “Fund”) from October 31, 1995 (start of performance) to April 30, 2003, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB).**

Average Annual Total Returns For The Period Ended April 30, 2003***

1 Year	5 Years	Start of Performance (10/31/95)
1.93%	4.72%	4.84%

Growth of a $10,000 Investment in VISION Institutional Limited Duration U.S. Government Fund††

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB has been adjusted to reflect reinvestment of dividends on securities in the index.
**	The LB1-3GB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.
***	Total returns quoted reflect all applicable sales charges.
††	The VISION Institutional Limited Duration U.S. Government Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration Government Securities Fund. The quoted performance of the Institutional Limited Duration U.S. Government Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts, for periods dating back to 10/31/95 and prior to the Institutional Limited Duration U.S. Government Fund’s commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

Annual Report to Shareholders

VISION Institutional Prime Money Market Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
(1)Commercial Paper—52.6%
	Asset Backed—9.7%
$10,000,000	Apreco, Inc., 1.230%, 5/15/2003	$9,995,217
9,000,000	Asset Securitization Cooperative Corp., 1.250%, 5/29/2003	8,991,250
5,000,000	CIESCO LP, 1.150%, 5/20/2003	4,996,965

	Total	23,983,432

	Banking—4.0%
10,000,000	Citicorp, 1.240%, 6/12/2003	9,985,533

	Chemicals—4.0%
10,000,000	Du Pont (E.I.) de Nemours & Co., 1.150%, 6/3/2003	9,989,458

	Diversified Manufacturing—4.8%
12,000,000	General Electric Capital Corp., 1.260%, 8/18/2003	11,954,220

	Food & Beverage—4.0%
10,000,000	Nestle Capital Corp., 1.190%, 7/28/2003	9,970,911

	Insurance—13.3%
10,000,000	AIG Funding, Inc., 1.120%, 8/6/2003	9,969,822
10,000,000	American General Finance Corp., 1.290%, 6/16/2003	9,983,517
8,000,000	Prudential Funding Corp., 1.240%, 5/22/2003	7,994,213
5,000,000	Transamerica Finance Corp., 1.250%, 5/29/2003	4,995,139

	Total	32,942,691

	Media/Newspaper Publishing—4.0%
10,000,000	Gannett Co., Inc., 1.220%, 5/5/2003	9,998,645

	Personal Credit—4.8%
12,000,000	American Express Credit Corp., 1.290%, 5/12/2003	11,995,270

	Telecommunications—4.0%
10,000,000	Verizon Network Funding, 1.210%, 6/26/2003	9,981,178

	Total Commercial Paper	130,801,338

Principal Amount		Value
U.S. Government Agencies—27.5%
	Federal National Mortgage Association—27.5%
$20,500,000	1.445%-1.505%, 5/2/2003	$20,499,163
15,000,000	1.285%, 6/18/2003	14,974,300
8,000,000	1.160%, 7/9/2003	7,982,213
25,000,000	1.175%, 9/17/2003	24,886,580

	Total U.S. Government Agencies	68,342,256

(2)Notes-Variable—4.5%
11,300,000	Morgan Stanley, 1.425%, 5/1/2003	11,300,000

Repurchase Agreement—15.5%
38,517,000	Agreement with State Street Corp., 1.230% dated 4/30/2003 to be repurchased at $38,518,316 on 5/1/2003 collateralized by U.S. Treasury Bills with various maturities to 9/25/2003	38,517,000

	Total Investments—100.1% (at amortized cost)	$248,960,594

	Other Assets and Liabilities-Net—(0.1)%	(149,067)

	Net Assets—100%	$248,811,527

(See Notes to Portfolios of Investments)

Annual Report to Shareholders

VISION Institutional Limited Duration U.S. Government Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
Collateralized Mortgage Obligations—29.1%
	Federal Home Loan Mortgage Corporation—16.8%
$ 3,000,000	Series 2399-PM, REMIC, 5.500%, 6/15/2010	$3,030,300
5,000,000	Series 2456-CB, REMIC, 5.500%, 9/15/2016	5,013,741
1,631,809	Series 1601-PH, REMIC, 6.000%, 4/15/2008	1,686,800
6,387,608	Series 1638-E, REMIC, 6.250%, 4/15/2023	6,694,149
240,942	Series 1197-G, REMIC, 6.750%, 12/15/2006	242,058
571,970	Series 1295-J, REMIC, 7.500%, 3/15/2007	582,186
2,135,117	Series 1154-GB, REMIC, 8.000%, 10/15/2006	2,221,098
258,437	Series 1253-E, REMIC, 8.000%, 2/15/2007	267,403

	Total	19,737,735

	Federal National Mortgage Association—5.5%
3,846,868	Series 1993-52-H, REMIC, 6.500%, 8/25/2007	3,920,804
688,149	Series 1997-26-K, REMIC, 6.600%, 9/18/2010	692,753
704,738	Series 1992-43-E, REMIC, 7.500%, 4/25/2022	754,690
1,017,485	Series 1991-4-G, REMIC, 8.250%, 1/25/2006	1,069,326

	Total	6,437,573

	Government National Mortgage Association—6.8%
4,000,000	Series 2003-32-MM, 5.000%, 4/16/2006	4,058,760
3,939,191	Series 2002-22-GA, 5.000%, 7/20/2024	3,953,687

	Total	8,012,447

	Total Collateralized Mortgage Obligations (identified cost $34,394,755)	34,187,755

Sovereign Agency—14.5%
	Overseas Private Investment Corp.—14.5%
7,000,000	Overseas Private Investment Corp., 5/15/2004	7,045,710
10,100,000	Overseas Private Investment Corp., 9/15/2008	9,998,000

	Total Sovereign Agency (identified cost $17,214,165)	17,043,710

Principal Amount or Shares		Value
Government Agencies—29.8%
	Federal Home Loan Bank System—21.2%
$ 3,000,000	3.000%, 11/21/2008	$3,012,120
5,000,000	4.540%, 8/1/2007	5,242,450
5,000,000	5.375%, 2/15/2006	5,447,600
5,000,000	5.945%, 7/28/2008	5,672,150
5,000,000	7.125%, 2/15/2005	5,493,650

	Total	24,867,970

	Federal National Mortgage Association—8.6%
9,500,000	5.420%, 4/4/2007	10,098,595

	Total Government Agencies (identified cost $33,716,131)	34,966,565

Mortgage Backed Securities—2.0%
	Federal Home Loan Mortgage Corporation—1.2%
528,666	6.000%, 8/1/2006	548,988
817,194	9.000%, 4/1/2016	886,149

	Total	1,435,137

	Federal National Mortgage Association—0.5%
488,581	9.000%, 6/1/2022	542,477

	Government National Mortgage Association—0.3%
19,553	8.500%, 2/15/2017	21,764
14,040	8.500%, 4/15/2017	15,646
58,235	8.500%, 7/15/2021	64,568
127,593	8.500%, 7/15/2021	141,468
95,800	8.500%, 1/15/2023	106,219

	Total	349,665

	Total Mortgage Backed Securities (identified cost $1,929,900)	2,327,279

U.S. Treasury—24.9%
	U.S. Treasury Notes –24.9%
20,000,000	2.875%, 6/30/2004	20,381,200
8,000,000	6.750%, 5/15/2005	8,836,240

	Total U.S. Treasury (identified cost $29,280,508)	29,217,440

Mutual Fund—1.6%
1,829,969	SSGA Money Market Fund (at net asset value)	1,829,969

	Total Investments—101.9% (identified cost $118,365,428)	$119,572,718

	Other Assets and Liabilities-Net—(1.9)%	(2,240,216)

	Net Assets—100%	$117,332,502

(See Notes to Portfolios of Investments)

Annual Report to Shareholders

VISION Money Market Fund

Portfolio of Investments

April 30, 2003

Principal Amount		Value
(1) Commercial Paper—55.0%
	Asset Backed—10.9%
$50,000,000	Apreco, Inc., 1.230%, 5/15/2003	$49,976,083
50,000,000	Asset Securitization Cooperative Corp., 1.250%, 5/29/2003	49,951,389
45,000,000	CIESCO LP, 1.150%, 5/20/2003	44,972,688

	Total	144,900,160

	Banking—3.8%
50,000,000	Citicorp, 1.240%, 6/12/2003	49,927,667

	Chemicals—3.8%
50,000,000	Du Pont (E.I.) de Nemours & Co., 1.150%, 6/3/2003	49,947,292

	Diversified Manufacturing—5.2%
70,000,000	General Electric Capital Corp., 1.260%, 8/18/2003	69,732,950

	Food & Beverage—3.7%
50,000,000	Nestle Capital Corp., 1.190%, 7/28/2003	49,854,556

	Insurance—14.7%
50,000,000	AIG Funding, Inc., 1.120%, 8/6/2003	49,849,111
50,000,000	American General Finance Corp., 1.290%, 6/16/2003	49,917,583
50,000,000	Prudential Funding Corp., 1.240%, 5/22/2003	49,963,833
45,000,000	Transamerica Finance Corp., 1.250%, 5/29/2003	44,956,250

	Total	194,686,777

	Media/Newspaper Publishing—3.8%
50,000,000	Gannett Co., Inc., 1.220%, 5/5/2003	49,993,222

	Personal Credit—5.3%
70,000,000	American Express Credit Corp., 1.290%, 5/12/2003	69,972,408

	Telecommunications—3.8%
50,000,000	Verizon Network Funding, 1.210%, 6/26/2003	49,905,889

	Total Commercial Paper	728,920,921

Principal Amount		Value
(1) Government Agencies—26.4%
	Federal National Mortgage Association—26.4%
$100,000,000	1.175%, 9/17/2003	$99,546,320
50,000,000	1.160%, 7/9/2003	49,888,833
75,000,000	1.285%, 6/18/2003	74,871,500
125,000,000	1.445%—1.505%, 5/2/2003	124,994,899

	Total Government Agencies	349,301,552

(2) Notes-Variable—5.0%
66,000,000	Morgan Stanley, 1.425%, 5/1/2003	66,000,000

Repurchase Agreement—13.7%
181,626,000	Agreement with State Street Corp., 1.230% dated 4/30/2003 to be repurchased at $181,632,206 on 5/1/2003 collateralized by U.S. Treasury Bills with various maturities to 9/25/2003	181,626,000

	Total Investments—100.1% (at amortized cost)	$1,325,848,473

	Other Assets and Liabilities-Net—(0.1)%	(1,418,522)

	Net Assets—100%	$1,324,429,951

(See Notes to Portfolios of Investments)

Annual Report to Shareholders

Notes to Portfolios of Investments

The categories of investments are shown as a percentage of total net assets at April 30, 2003.

(1)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(2)	Denotes variable rate securities with current rate and next demand date.

The following acronym is used throughout this report:

REMIC—Real Estate Mortgage Investment Conduit

VISION Fund	Cost of Investments for Federal Tax Purposes
Institutional Prime Money Market Fund	$248,960,594	*
Institutional Limited Duration U.S. Government Fund	118,912,329
Money Market Fund	1,325,848,473	*

* at amortized cost

(See Notes which are an integral part of the Financial Statements)

Annual Report to Shareholders

VISION Group of Funds

Statements of Assets and Liabilities

April 30, 2003

	Institutional Prime Money Market Fund	Institutional Limited Duration U.S. Government Fund	Money Market Fund
Assets:

Investments in securities, at amortized cost and value	$210,443,594	$119,572,718	$1,144,222,473

Investments in repurchase agreements, at amortized cost	38,517,000	—	181,626,000

Total investments	248,960,594	119,572,718	1,325,848,473

Cash	615	—	297

Income receivable	14,099	930,627	78,622

Receivable for shares sold	—	79,269	642,638

Total assets	248,975,308	120,582,614	1,326,570,030

Liabilities:

Income distribution payable	134,599	211,364	344,633

Payable for investments purchased	—	3,000,000	—

Payable for shares redeemed	—	38,604	1,632,611

Accrued expenses	29,182	144	162,835

Total liabilities	163,781	3,250,112	2,140,079

Net Assets	$248,811,527	$117,332,502	$1,324,429,951

Net Assets Consist of:

Paid in capital	$248,779,834	$117,960,292	$1,324,415,924

Net unrealized appreciation of investments	—	1,207,290	—

Accumulated net realized loss on investments	(2,750)	(1,830,888)	(13,758)

Undistributed (distributions in excess of) net investment income	34,443	(4,192)	27,785

Total Net Assets	$248,811,527	$117,332,502	$1,324,429,951

Class A Shares	—	—	$1,240,670,153

Class S Shares	—	—	$81,002,492

Institutional Shares	$248,811,527	$117,332,502	$2,757,306

Shares Outstanding:

Class A Shares	—	—	1,240,853,904

Class S Shares	—	—	80,804,509

Institutional Shares	248,782,392	11,912,509	2,757,511

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	—	—	$1.00

Class S Shares	—	—	$1.00

Institutional Shares	$1.00	$9.85	$1.00

Offering Price Per Share*

Institutional Shares	—	$10.15 **	—

Investments, at identified cost	$248,960,594	$118,365,428	$1,325,848,473

*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share 100/97 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Annual Report to Shareholders

VISION Group of Funds

Statements Of Operations

Year Ended April 30, 2003

	Institutional Prime Money Market Fund	Institutional Limited Duration U.S. Government Fund	Money Market Fund
Investment Income:

Interest	$4,192,051	$4,181,152	$24,534,892

Expenses:

Investment adviser fee	1,304,294	624,732	7,559,754

Administrative personnel and services fee	225,178	89,916	1,304,918

Custodian fees	12,802	5,206	46,049

Transfer and dividend disbursing agent fees and expenses	85,029	44,588	585,025

Directors’ fees	6,912	2,384	35,609

Auditing fees	12,468	8,071	106,363

Legal fees	2,511	1,549	15,434

Portfolio accounting fees	117,387	46,855	680,378

Distribution services fee—Class S Shares	—	—	241,068

Shareholder services fee—Class A Shares	—	—	3,531,549

Shareholder services fee—Class S Shares	—	—	241,068

Shareholder services fee—Institutional Shares	—	260,305	7,261

Share registration costs	21,303	16,277	36,406

Printing and postage	9,646	12,170	205,507

Insurance premiums	8,062	1,101	31,417

Miscellaneous	28,977	19,578	15,184

Total expenses	1,834,569	1,132,732	14,642,990

Waivers:

Waiver of investment adviser fee	(782,577)	(208,244)	(3,023,902)

Waiver of shareholder services fee—Class A Shares	—	—	(706,310)

Waiver of shareholder services fee—Institutional Shares	—	(208,244)	(4,356)

Total waivers	(782,577)	(416,488)	(3,734,568)

Net expenses	1,051,992	716,244	10,908,422

Net investment income	3,140,059	3,464,908	13,626,470

Realized and Unrealized Gain on Investments:

Net realized gain on investments	—	1,246,757	—

Net change in unrealized appreciation of investments	—	229,535	—

Net realized and unrealized gain on investments	—	1,476,292	—

Change in net assets resulting from operations	$3,140,059	$4,941,200	$13,626,470

(See Notes which are an integral part of the Financial Statements)

Annual Report to Shareholders

VISION Group of Funds

Statements of Changes in Net Assets

	Institutional Prime Money Market Fund		Institutional Limited Duration U.S. Government Fund		Money Market Fund
	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002	Year Ended April 30, 2003	Year Ended April 30, 2002
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$3,140,059	$6,042,834	$3,464,908	$3,045,340	$13,626,470	$42,149,990

Net realized gain (loss) on investments	—	—	1,246,757	48,737	—	(25,337)

Net change in unrealized appreciation/depreciation of investments	—	—	229,535	532,720	—	—

Change in net assets resulting from operations	3,140,059	6,042,834	4,941,200	3,626,797	13,626,470	42,124,653

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	—	—	—	—	(13,134,406)	(40,321,122)

Class S Shares	—	—	—	—	(408,829)	(1,823,120)

Institutional Shares	(3,099,195)	(6,042,834)	(4,596,450)	(3,861,010)	(29,065)	(5,748)

Distributions from net realized gain on investments

Class A Shares	—	—	—	—	(13,835)	—

Class S Shares	—	—	—	—	(943)	—

Institutional Shares	(32,174)	—	—	—	(28)	—

Change in net assets resulting from distributions to shareholders	(3,131,369)	(6,042,834)	(4,596,450)	(3,861,010)	(13,587,106)	(42,149,990)

Share Transactions:

Proceeds from sale of shares	1,160,952,298	922,203,584	55,313,480	56,034,201	59,207,069,915	135,324,350,616

Net asset value of shares issued to shareholders in payment of distributions declared	693,566	1,634,292	1,859,833	928,717	6,507,298	22,888,383

Cost of shares redeemed	(1,131,661,846)	(891,032,360)	(29,199,086)	(23,997,059)	(59,516,580,412)	(135,379,575,107)

Change in net assets resulting from share transactions	29,984,018	32,805,516	27,974,227	32,965,859	(303,003,199)	(32,336,108)

Change in net assets	29,992,708	32,805,516	28,318,977	32,731,646	(302,963,835)	(32,361,445)

Net Assets:

Beginning of period	218,818,819	186,013,303	89,013,525	56,281,879	1,627,393,786	1,659,755,231

End of period	$248,811,527	$218,818,819	$117,332,502	$89,013,525	$1,324,429,951	$1,627,393,786

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$34,443	$(9,163)	$(4,192)	$(21,292)	$27,785	$(40,093)

(See Notes which are an integral part of the Financial Statements)

Annual Report to Shareholders

[THIS PAGE INTENTIONALLY LEFT BLANK]

VISION Group of Funds

Financial Highlights

(For an Institutional Share outstanding throughout each period)

Period Ended April 30,		Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments

Institutional Prime Money Market Fund(c)
1998	(d)	$1.00	0.05		0.00	(e)	0.05	(0.05)	—
1999	(d)	$1.00	0.05		0.00	(e)	0.05	(0.05)	—
2000	(d)	$1.00	0.05		0.00	(e)	0.05	(0.05)	—
2001	(f)(g)	$1.00	0.05		—		0.05	(0.05)	—
2002		$1.00	0.03		—		0.03	(0.03)	—
2003		$1.00	0.01		—		0.01	(0.01)	(0.00	)(e)
Institutional Limited Duration U.S. Government Fund(i)
1998	(j)	$10.00	0.56		(0.04)		0.52	(0.56)	(0.00	)(e)
1999	(d)	$9.96	0.54		(0.13)		0.41	(0.54)	(0.00	)(e)
2000	(d)	$9.83	0.55		(0.14)		0.41	(0.55)	—
2001	(f)(g)	$9.69	0.50		0.11		0.61	(0.49)	—
2002		$9.81	0.62	(k)	(0.06	)(k)	0.56	(0.57)	—
2003		$9.80	0.33	(l)	0.16		0.49	(0.44)	—
Money Market Fund
2002	(m)	$1.00	0.01		—		0.01	(0.01)	—
2003		$1.00	0.01		—		0.01	(0.01)	(0.00	)(e)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Formerly Governor Prime Money Market Fund, effective date January 8, 2001.
(d)	Reflects operations for the year ended June 30.
(e)	Represents less than $0.01.
(f)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds changed their fiscal year end from June 30 to April 30.
(g)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(h)	Computed on an annualized basis.
(i)	Formerly Governor Limited Duration Government Securities Fund, effective date January 8, 2001.
(j)	Reflects operations for the period from July 1, 1997 (date of initial public investment) to June 30, 1998.
(k)	Effective May 1, 2001, the Institutional Limited Duration U.S. Government Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long term debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.68% to 4.55%. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
(l)	Based on average shares outstanding.
(m)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to April 30, 2002.

(See Notes which are an integral part of the Financial Statements)

Annual Report to Shareholders

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.05)	$1.00	5.19%	0.48%		5.14%		0.76%		$217,861	—
(0.05)	$1.00	4.80%	0.49%		4.68%		0.80%		$261,561	—
(0.05)	$1.00	5.46%	0.47%		5.34%		0.70%		$282,014	—
(0.05)	$1.00	4.81%	0.53	%(h)	5.76	%(h)	0.21	%(h)	$186,013	—
(0.03)	$1.00	2.63%	0.41%		2.54%		0.30%		$218,819	—
(0.01)	$1.00	1.21%	0.40%		1.20%		0.30%		$248,812	—

(0.56)	$9.96	5.39%	0.65	%(h)	5.58	%(h)	1.18	%(h)	$29,360	482%
(0.54)	$9.83	4.25%	0.59%		5.51%		1.03%		$52,041	519%
(0.55)	$9.69	4.31%	0.61%		5.77%		0.94%		$73,140	237%
(0.49)	$9.81	6.47%	0.71	%(h)	6.05	%(h)	0.21	%(h)	$56,282	158%
(0.57)	$9.80	5.87%	0.63%		4.55	%(k)	0.27%		$89,014	89%
(0.44)	$9.85	5.05%	0.69%		3.33%		0.40%		$117,333	96%

(0.01)	$1.00	1.19%	0.61	%(h)	1.55	%(h)	0.36	%(h)	$2,805	—
(0.01)	$1.00	1.02%	0.60%		0.99%		0.35%		$2,757	—

Annual Report to Shareholders

VISION Group of Funds

Notes to Financial Statements

April 30, 2003

Organization

VISION Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 21 portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION Institutional Prime Money Market Fund (“Institutional Prime Money Market Fund”) (d)	Seeks current income with liquidity and stability of principal.

VISION Institutional Limited Duration U.S. Government Fund (“Institutional Limited Duration U.S. Government Fund”) (d)	Seeks current income with preservation of capital as a secondary objective.

VISION Money Market Fund (“Money Market Fund”) (d)	Seeks current income with liquidity and stability of principal.

(d)  Diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”).

Investment Valuations—Institutional Prime Money Market Fund and Money Market Fund use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. For Institutional Limited Duration U.S. Government Fund, U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is each Fund’s policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Annual Report to Shareholders

VISION Group of Funds

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Money Market Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses—All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes—It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other—Investment transactions are accounted for on a trade date basis.

Change in Accounting Policy

Effective May 1, 2001, the Trust adopted the provisions of the revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies (the “Guide”). For financial statement purposes, the revised Guide requires the Institutional Limited Duration U.S. Government Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (paydown gains and losses) as part of interest income.

Upon initial adoption, the Institutional Limited Duration U.S. Government Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund’s net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

	As of 5/1/2001			For the Year Ended 4/30/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain(Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain(Loss)
Increase (Decrease)	$(110,854)	$(323,068)	$212,214	$(757,309)	$219,961	$537,348

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report to Shareholders

VISION Group of Funds

Capital Stock

At April 30, 2003, there were 1,000,000,000 shares (without par value) capital stock authorized with respect to Institutional Prime Money Market Fund; 1,000,000,000 shares (without par value) capital stock authorized with respect to Institutional Limited Duration U.S. Government Fund; and 6,000,000,000 shares of $0.001 par value capital stock (2,000,000,000 authorized as to Class A Shares, 2,000,000,000 authorized as to Class S Shares and 2,000,000,000 authorized as to Institutional Shares) authorized with respect to Money Market Fund. Capital paid-in for Institutional Prime Money Market Fund aggregated $248,779,834 and for Money Market Fund aggregated $1,324,415,924. Transactions in capital stock were as follows:

	Institutional Prime Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
	Shares	Amount	Shares	Amount
Shares sold	1,160,929,274	$1,160,952,298	922,203,584	$922,203,584

Shares issued to shareholders in payment of distributions declared	693,566	693,566	1,634,293	1,634,292

Shares redeemed	(1,131,661,846)	(1,131,661,846)	(891,032,360)	(891,032,360)

Net change resulting from share transactions	29,960,994	$29,984,018	32,805,517	$32,805,516

	Institutional Limited Duration U.S. Government Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
	Shares	Amount	Shares	Amount
Shares sold	5,599,092	$55,313,480	5,685,226	$56,034,201

Shares issued to shareholders in payment of distributions declared	187,982	1,859,833	94,318	928,717

Shares redeemed	(2,954,869)	(29,199,086)	(2,437,502)	(23,997,059)

Net change resulting from share transactions	2,832,205	$27,974,227	3,342,042	$32,965,859

	Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	47,762,167,345	$47,762,167,345	112,180,878,513	$112,180,878,513

Shares issued to shareholders in payment of distributions declared	6,478,702	6,478,702	22,882,631	22,882,631

Shares redeemed	(48,040,248,948)	(48,040,248,948)	(112,289,609,561)	(112,289,609,561)

Net change resulting from Class A Share transactions	(271,602,901)	$(271,602,901)	(85,848,417)	$(85,848,417)

Annual Report to Shareholders

VISION Group of Funds

	Money Market Fund
	Year Ended April 30, 2003		Year Ended April 30, 2002
Class S Shares:	Shares	Amount	Shares	Amount
Shares sold	11,428,135,792	$11,428,135,792	23,139,522,831	$23,139,522,831

Shares issued to shareholders in payment of distributions declared	—	—	4	4

Shares redeemed	(11,459,488,844)	(11,459,488,844)	(23,088,815,283)	(23,088,815,283)

Net change resulting from Class S Share transactions	(31,353,052)	$(31,353,052)	50,707,552	$50,707,552

	Money Market Fund
	Year Ended April 30, 2003		Period Ended April 30, 2002(a)
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,766,778	$16,766,778	3,949,272	$3,949,272

Shares issued to shareholders in payment of distributions declared	28,596	28,596	5,748	5,748

Shares redeemed	(16,842,620)	(16,842,620)	(1,150,263)	(1,150,263)

Net change resulting from Institutional Share transactions	(47,246)	$(47,246)	2,804,757	$2,804,757

Net change resulting from share transactions	(303,003,199)	$(303,003,199)	(32,336,108)	$(32,336,108)

(a)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to April 30, 2002.

Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments of amortization/accretion on fixed income securities.

For the year ended April 30, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Institutional Prime Money Market Fund	$2,742	$(2,742)
Institutional Limited Duration U.S. Government Fund	1,148,642	(1,148,642)
Money Market Fund	13,708	(13,708)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2003 and 2002 were:

For the year ended April 30, 2003	Ordinary Income*
Institutional Prime Money Market Fund	$3,131,369
Institutional Limited Duration U.S. Government Fund	4,596,450
Money Market Fund	13,587,106

Annual Report to Shareholders

VISION Group of Funds

For the year ended April 30, 2002	Ordinary Income*
Institutional Prime Money Market Fund	$6,042,834
Institutional Limited Duration U.S. Government Fund	3,861,010
Money Market Fund	42,149,990

*	For tax purposes short-term capital gain distributions are considered ordinary income.

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryforward
Institutional Prime Money Market Fund	$169,042	$—	$2,750
Institutional Limited Duration U.S. Government Fund	207,172	660,389	1,283,987
Money Market Fund	372,418	—	13,758

For federal income tax purposes, the following amounts apply as of April 30, 2003:

	Cost of Investments		Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Institutional Prime Money Market Fund	$248,960,594	*	—	—	—
Institutional Limited Duration U.S. Government Fund	118,912,329		$1,368,095	$707,706	$660,389
Money Market Fund	1,325,848,473	*	—	—	—

*	at amortized cost

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the amortization/accretion tax elections on fixed income securities.

At April 30, 2003, the Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in
Fund Name	2007	2008	2009	2010	2011	Total
Institutional Prime Money Market Fund	$—	$—	$—	$—	$2,750	$2,750
Institutional Limited Duration U.S. Government Fund	67,802	616,878	306,358	245,606	47,343	1,283,987
Money Market Fund	—	—	—	—	13,758	13,758

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser” or “M&T”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund Name	Annual Rate
Institutional Prime Money Market Fund	0.50%
Institutional Limited Duration U.S. Government Fund	0.60%
Money Market Fund	0.50%

Annual Report to Shareholders

VISION Group of Funds

Administrative Fee—Federated Services Company (“FServ’) and M&T Securities, Inc. (“M&T Securities”) serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. During the period May 1, 2002 through September 30, 2002, administrative services are provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fees Payable to M&T Securities

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

Effective October 1, 2002, the administrative fee has been changed to reflect the following fee schedule.

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.02%	on the next $2 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees Payable to M&T Securities

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

Transfer and Dividend Disbursing Agent Fees and Expenses—FServ, through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type and number of accounts made by shareholders.

Distribution Services Fee—The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ Shares. The Plan provides that each Fund may incur distribution expenses up to 0.25% of the average daily net assets of each Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. The Institutional Shares of the Money Market Fund do not pay or accrue a distribution services fee. The Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market Fund did not pay or accrue distribution services fee during the year ended April 30, 2003.

Annual Report to Shareholders

VISION Group of Funds

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average daily net assets of each Fund for the period. The fee paid to M&T Securities is used to finance certain services for shareholders and to maintain shareholder accounts. M&T Securities may voluntarily choose to waive any portion of its fee. M&T Securities can modify or terminate this voluntary waiver at any time at its sole discretion. Institutional Prime Money Market Fund did not pay or accrue shareholder services fees during the year ended April 30, 2003.

General—Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions—Purchases and sales, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for Institutional Limited Duration U.S. Government Fund for the year ended April 30, 2003, were $17,100,000 and $0, respectively.

Purchases and sales of long-term U.S. government securities for Institutional Limited Duration U.S. Government Fund for the year ended April 30, 2003, were $109,521,413 and $97,238,798, respectively.

Line of Credit

The Funds (except for Managed Allocation Fund-Aggressive Growth, Managed Allocation Fund-Moderate Growth and Managed Allocation Fund-Conservative Growth) entered into a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the year ended April 30, 2003.

Federal Income Tax Information (Unaudited)

For the year ended April 30, 2003, the Funds did not designate any long-term capital gain dividends.

Subsequent Event

On April 1, 2003, M&T Bank Corporation (“M&T Corp.”) acquired Allfirst Financial, Inc. (“Allfirst”) (“Bank Acquisition”). Prior to the Bank Acquisition, Allfirst was the corporate parent of Allied Investment Advisors, Inc. (“AIA”), the investment adviser to the ARK Funds. M&T Corp. is the corporate parent of M&T Asset Management, a department of Manufacturers and Traders Trust Company (“M&T Bank”), the investment adviser to each series of the the VISION Group of Funds (the “VISION Funds”). In an effort to promote more efficient operations, to eliminate certain duplicative costs and to enhance the distribution of fund shares by eliminating redundant investment products, the ARK Funds and the VISION Funds on June 16, 2003 entered into an Agreement and Plan of Reorganization providing that each ARK Fund be reorganized, on a tax-free basis, into a comparable new or existing VISION Fund and that VISION Large Cap Core Fund, VISION Intermediate Term Bond Fund and VISION Pennsylvania Municipal Income Fund be reorganized, on a tax-free basis, together with one or more ARK Funds, into comparable but newly created VISION Funds. A Special Meeting of Shareholders for ARK Funds and for the three VISION Funds will be held in August 2003 to approve these proposed reorganizations.

Annual Report to Shareholders

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of

VISION GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of VISION Institutional Prime Money Market Fund, VISION Institutional Limited Duration U.S. Government Fund, and VISION Money Market Fund (three of the portfolios constituting the VISION Group of Funds) (the “Funds”), as of April 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through the period ended June 30, 2000 were audited by other auditors whose report, dated August 15, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VISION Institutional Prime Money Market Fund, VISION Institutional Limited Duration U.S. Government Fund, and VISION Money Market Fund, portfolios of the VISION Group of Funds, at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts

June 16, 2003

Annual Report to Shareholders

Board of Trustees And Trust Officers

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustees who are “interested persons” of the Trust (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Fund Complex consists of 21 investment company portfolios. Unless otherwise noted, each Trustee oversees all portfolios in the Fund Complex and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-836-2211.

Interested Trustee Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki† Manufacturers and Traders Trust Company One M&T Plaza Buffalo, NY 14203 Birthdate: November 3, 1955 Trustee Began serving: August 2000

Principal Occupations: Executive Vice President, Manufacturers and Traders Trust Company (“M&T Bank”), division head for M&T Bank’s investment area, M&T Asset Management.

Other Directorships Held: None

†	Mark J. Czarnecki is “interested” due to positions he holds with M&T Bank and with M&T Asset Management, the Funds’ adviser.

Independent Trustees Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Randall I. Benderson 570 Delaware Avenue Buffalo, NY Birth date: January 12, 1955 Trustee Began serving: February 1990	Principal Occupations: President and Chief Operating Officer, Benderson Development Company, Inc. (construction). Other Directorships Held: None

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 Trustee Began serving: February 1988

Principal Occupations: Chairman of the Board, HealthNow New York, Inc. (health care company); Chairman of the Board, Catholic Health System of Western New York (hospitals, long-term care, home health care); and former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

Other Directorships Held: Energy East Corp.

John S. Cramer 4216 Jonathan Lane Harrisburg, PA 17110 Birth date: February 22, 1942 Trustee Began serving: December 2000	Principal Occupations: Retired President and Chief Executive Officer, Pinnacle Health System (health care). Other Directorships Held: None

Annual Report to Shareholders

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. Richardson & Taylor Hollow Roads Collins, NY Birth date: July 14, 1940 Trustee Began serving: February 1988

Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

George K. Hambleton, Jr. 1003 Admiral’s Walk Buffalo, NY Birth date: February 8, 1933 Trustee Began serving: February 1988	Principal Occupations: Retired President, Brand Name Sales, Inc. (catalog showroom operator); Retired President, Hambleton & Carr, Inc. (catalog showroom operator). Other Directorships Held: None

Officers

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Edward C. Gonzales Federated Investors Tower Pittsburgh, PA Birth date: October 22, 1930 Chairman Began serving: May 2001

Principal Occupations: President and Executive Vice President of other funds distributed by Federated Securities Corp.; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of other funds distributed by Federated Securities Corp.; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 Chief Executive Officer Began serving: December 2002	Principal Occupations: Vice President, Director of Mutual Fund Services and Strategic Relationship Management, Federated Services Company.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 President Began serving: May 2001	Principal Occupations: President, M&T Securities, Inc., since 1998; Administrative Vice President, M&T Bank, 1995-1998.

Kenneth G. Thompson One M&T Plaza Buffalo, NY Birth date: September 4, 1964 Vice President Began serving: May 2001	Principal Occupations: Administrative Vice President, M&T Bank; Vice President, M&T Bank, 1999-2002; Regional Sales Manager, M&T Securities, Inc., 1995-1999.

Annual Report to Shareholders

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Beth S. Broderick Federated Investors Tower Pittsburgh, PA Birth date: August 2, 1965 Vice President and Assistant Treasurer Began serving: February 1998	Principal Occupations: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard J. Thomas Federated Investors Tower Pittsburgh, PA Birth date: June 17, 1954 Treasurer Began serving: December 2002

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 Secretary Began serving: December 2000	Principal Occupation: Counsel, Reed Smith LLP. Previous Positions: Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

Shares of the VISION Group of Funds are not FDIC insured or otherwise protected  by the U.S. government, are not deposits or other obligations of, or  guaranteed by, Manufacturers and Traders Trust Company,  and are subject to investment risks, including possible loss of the  principal amount invested.

This report is authorized for distribution to prospective investors only when preceded  or accompanied by the Funds’ prospectus which contains facts concerning their  objectives and policies, management fees, expenses and other information.

Annual Report to Shareholders

VISION INSTITUTIONAL PRIME

MONEY MARKET FUND

VISION INSTITUTIONAL LIMITED

DURATION U.S. GOVERNMENT FUND

VISION MONEY MARKET FUND

Cusip 92830F653

Cusip 92830F646

Cusip 92830F612

26470 (6/03)

www.visionfunds.net      •      visionfunds@mandtbank.com

Mutual Fund Shareholder Services

P.O. Box 4556

Buffalo, NY 14240-4556

ARK-AR-005-0603

Sign up for Fund Document e-delivery by visiting

www.visionfunds. net/myaccount

Item 2.     Code of Ethics

            Not Applicable

Item 3.     Audit Committee Financial Expert

            Not Applicable

Item 4.     Principal Accountant Fees and Services

            Not Applicable

Items 5-6   [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     [Reserved]

Item 9.     Controls and Procedures

(a)  The registrant's  Chief Executive Officer and Treasurer have concluded that the  registrant's  disclosure  controls and  procedures (as defined in rule
     30a-2 under the  Investment  Company Act of 1940 (the "Act")) are effective in  design  and  operation  and are  sufficient  to form  the  basis of the certifications  required  by Rule  30a-2  under  the  Act,  based  on their evaluation of these  disclosure  controls and procedures  within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no significant changes in the registrant's internal controls, or the internal  controls of its service  providers,  or in other factors that could  significantly  affect these controls subsequent to the date of their evaluation,  including any  corrective  actions with regard to  significant deficiencies and material weaknesses.

Item 10.    Exhibits

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Vision Group of Funds

By          /S/ Richard J. Thomas, Principal Financial Officer

Date        June 24, 2003

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ Charles L. Davis, Jr. Principal Executive Officer

Date        June 24, 2003

By          /S/ Richard J. Thomas, Principal Financial Officer

Date        June 24, 2003